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                                                                EXHIBIT NO. 10.1

                          SALE AND SERVICING AGREEMENT

                                      Among

                         KEYCORP STUDENT LOAN TRUST [ ]

                                   as Issuer,

                          KEY CONSUMER RECEIVABLES LLC,

                                  as Depositor,

                       KEY BANK USA, NATIONAL ASSOCIATION

                               as Master Servicer,

                                       [ ]
                    not in its individual capacity but solely
                           as Eligible Lender Trustee,

                                       and

                       KEY BANK USA, NATIONAL ASSOCIATION
                                as Administrator

                              Dated as of [ ], [ ]

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                                TABLE OF CONTENTS

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ARTICLE I DEFINITIONS AND USAGE..................................................................................              1

ARTICLE II CONVEYANCE OF FINANCED STUDENT LOANS..................................................................              1

     SECTION 2.01. Conveyance of Initial Financed Student Loans..................................................              1
     SECTION 2.02. Conveyance of Subsequent Student Loans and Other Student Loans................................              2
     SECTION 2.03. Conveyance of Financed Student Loans by the Eligible Lender Trustee to the Depositor in
                      Connection with Consolidation Loans........................................................              5
     SECTION 2.04. Endorsement...................................................................................              5
     SECTION 2.05. Sale Not Secured Financing....................................................................              5
     SECTION 2.06. MPN Loans.....................................................................................              6

ARTICLE III THE FINANCED STUDENT LOANS...........................................................................              8

     SECTION 3.01. Representations and Warranties of Depositor with Respect to the Financed Student Loans........              8
     SECTION 3.02. Repurchase upon Breach; Reimbursement.........................................................             13
     SECTION 3.03. Custody of Financed Student Loan Files........................................................             14
     SECTION 3.04. Duties of Master Servicer as Custodian........................................................             15
     SECTION 3.05. Instructions; Authority To Act................................................................             16
     SECTION 3.06. Custodian's Indemnification...................................................................             16
     SECTION 3.07. Effective Period and Termination..............................................................             17
     SECTION 3.08. Schedule of Financed Student Loans............................................................             17

ARTICLE IV ADMINISTRATION AND SERVICING OF FINANCED STUDENT LOANS................................................             17

     SECTION 4.01. Duties of Master Servicer.....................................................................             17
     SECTION 4.02. Collection of Financed Student Loan Payments..................................................             20
     SECTION 4.03. Realization upon Financed Student Loans.......................................................             21
     SECTION 4.04. Computation of Note Interest Rate.............................................................             21
     SECTION 4.05. No Impairment.................................................................................             21
     SECTION 4.06. Purchase of Financed Student Loans; Reimbursement.............................................             21
     SECTION 4.07. Master Servicing Fee..........................................................................             22
     SECTION 4.08. Administrator's Certificate; Servicer's Report................................................             23
     SECTION 4.09. Annual Statement as to Compliance; Notice of Default..........................................             24
     SECTION 4.10. Annual Independent Certified Public Accountants' Report.......................................             25
     SECTION 4.11. Access to Certain Documentation and Information Regarding Financed Student Loans..............             25
     SECTION 4.12. Master Servicer and Administrator Expenses....................................................             26
     SECTION 4.13. Appointment of Sub-Servicers..................................................................             26
     SECTION 4.14. Special Programs..............................................................................             27
     SECTION 4.15. Maintenance of Fidelity Bond and Errors and Omission Policy...................................             27
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ARTICLE V DISTRIBUTIONS; ACCOUNTS; STATEMENTS TO NOTEHOLDERS.....................................................             27

     SECTION 5.01. Establishment of Trust Accounts...............................................................             27
     SECTION 5.02. Collections...................................................................................             31
     SECTION 5.03. Application of Collections....................................................................             32
     SECTION 5.04. Additional Deposits...........................................................................             32
     SECTION 5.05. Distributions.................................................................................             34
     SECTION 5.06. Reserve Accounts..............................................................................             39
     SECTION 5.07. Statements to Noteholders.....................................................................             43
     SECTION 5.08. Pre-Funding Account...........................................................................             45
     SECTION 5.09. Optional Deposit..............................................................................             48

ARTICLE VI THE ADMINISTRATOR AND THE DEPOSITOR...................................................................             49

     SECTION 6.01. Representations of the Administrator..........................................................             49
     SECTION 6.02. Representations of the Depositor..............................................................             50
     SECTION 6.03. Existence.....................................................................................             52
     SECTION 6.04. Liability of the Depositor; Indemnities.......................................................             52
     SECTION 6.05. Liability of Administrator; Indemnities.......................................................             53
     SECTION 6.06. Merger or Consolidation of, or Assumption of the Obligations of, the Administrator and the
                    Depositor....................................................................................             54
     SECTION 6.07. Limitation on Liability of the Depositor, Administrator and Others............................             55
     SECTION 6.08. Ownership by the Depositor, KBUSA and its Affiliates..........................................             55
     SECTION 6.09. Key Bank USA, National Association Not To Resign as Administrator.............................             56

ARTICLE VII THE MASTER SERVICER..................................................................................             56

     SECTION 7.01. Representations of Master Servicer............................................................             56
     SECTION 7.02. Indemnities of Master Servicer................................................................             58
     SECTION 7.03. Merger or Consolidation of, or Assumption of the Obligations of, Master Servicer..............             59
     SECTION 7.04. Limitation on Liability of Master Servicer and Others.........................................             60
     SECTION 7.05. Key Bank USA, National Association, Not To Resign as Master Servicer..........................             60

ARTICLE VIII DEFAULT                                                                                                          61

     SECTION 8.01. Master Servicer Default; Administrator Default................................................             61
     SECTION 8.02. Appointment of Successor......................................................................             65
     SECTION 8.03. Notification to Noteholders...................................................................             66
     SECTION 8.04. Waiver of Past Defaults.......................................................................             66

ARTICLE IX TERMINATION                                                                                                        67

     SECTION 9.01. Termination...................................................................................             67

ARTICLE X ADDITIONAL PROVISIONS REGARDING FINANCED STUDENT LOANS.................................................             70
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     SECTION 10.01. Periodic Reports.............................................................................               70
     SECTION 10.02. Cooperation..................................................................................               71
     SECTION 10.03. Confidentiality..............................................................................               71
     SECTION 10.04. Future Purchases.............................................................................               72
     SECTION 10.05. Private Guarantee Fee........................................................................               72
     SECTION 10.06. Bids/First Refusal Rights....................................................................               72
     SECTION 10.07. Consolidation Loans..........................................................................               73

ARTICLE XI MISCELLANEOUS.........................................................................................               73

     SECTION 11.01. Amendment....................................................................................               73
     SECTION 11.02. Protection of Interests in Trust.............................................................               75
     SECTION 11.03. Notices......................................................................................               77
     SECTION 11.04. Assignment...................................................................................               78
     SECTION 11.05. Limitations on Rights of Others..............................................................               78
     SECTION 11.06. Severability.................................................................................               78
     SECTION 11.07. Separate Counterparts........................................................................               78
     SECTION 11.08. Headings.....................................................................................               78
     SECTION 11.09. Governing Law................................................................................               78
     SECTION 11.10. Assignment to Indenture Trustee..............................................................               78
     SECTION 11.11. Nonpetition Covenants........................................................................               79
     SECTION 11.12. Limitation of Liability of Eligible Lender Trustee and Indenture Trustee.....................               79
     SECTION 11.13. Consent of the Securities Insurer............................................................               80
     SECTION 11.14. Third-Party Beneficiaries....................................................................               80
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APPENDIX A             Definitions and Usage

SCHEDULE A-1           Schedule of Group I Initial Financed Student Loans
SCHEDULE A-2           Schedule of Group II Initial Financed Student Loans
SCHEDULE B-1-A         Schedule of Group I Subsequent Student Loans
SCHEDULE B-1-B         Schedule of Group I Other Student Loans
SCHEDULE B-2-A         Schedule of Group II Subsequent Student Loans
SCHEDULE B-2-B         Schedule of Group II Other Student Loans
SCHEDULE C             Location of Financed Student Loan Files
SCHEDULE D             [Reserved]
SCHEDULE E             Servicing Fees Schedule

EXHIBIT A              Form of Report to Noteholders
EXHIBIT B              [Reserved]
EXHIBIT C              [Reserved]
EXHIBIT D              Form of Assignment on Closing Date
EXHIBIT E              Form of Subsequent Transfer Agreement

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            SALE AND SERVICING AGREEMENT dated as of [ ], [ ], among KEYCORP
STUDENT LOAN TRUST [ ], a Delaware statutory trust (the "Issuer"), KEY BANK USA, NATIONAL ASSOCIATION, a national banking association, as master servicer (the "Master Servicer"), KEY CONSUMER RECEIVABLES LLC, a Delaware limited liability company, as depositor (the "Depositor"), [ ], a national banking association, solely as eligible lender trustee on behalf of the Issuer and not in its individual capacity (the "Eligible Lender Trustee"), and KEY BANK USA, NATIONAL ASSOCIATION, a national banking association, as administrator (the "Administrator").

            WHEREAS, the Depositor intends to assign to the Issuer its rights in a portfolio of undergraduate, graduate school and career education student loans purchased from Key Bank USA, National Association ("KBUSA" or the "Seller");

            WHEREAS, the Depositor intends to assign to the Issuer during a limited period additional student loans it will acquire in the future from the Seller;

            WHEREAS, the Issuer desires to purchase, and the Depositor is willing to sell to the Issuer, such student loans;

            WHEREAS, the Eligible Lender Trustee is willing to hold legal title to, and serve as eligible lender trustee with respect to, such student loans on behalf of the Issuer;

            WHEREAS, the Master Servicer is willing to master service such student loans; and

            WHEREAS, the Administrator is willing to undertake certain administrative functions with respect to such student loans.

            NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                              Definitions and Usage

            Capitalized terms used but not defined herein are defined in Appendix A hereto, which also contains rules as to usage and construction that shall be applicable herein.

                                   ARTICLE II

                      Conveyance of Financed Student Loans

            SECTION 2.01 Conveyance of Initial Financed Student Loans. In consideration of the Issuer's delivery to or upon the order of the Depositor on the Closing Date of the Certificates and of the net proceeds from the sale of the Notes and the other amounts to be distributed from time to time to the Depositor in accordance with the terms of this Agreement, the Depositor (and with respect to legal title, the Depositor Eligible Lender Trustee, on behalf of the Depositor) does hereby, as evidenced by a duly executed written assignment in the form of

Exhibit D, sell, transfer, assign, set over and otherwise convey to the Issuer (and with respect to legal title, to the Eligible Lender Trustee on behalf of the Issuer), without recourse (subject to the obligations herein):

            (i) all right, title and interest of the Depositor (and the Depositor Eligible Lender Trustee) in and to the Initial Financed Student Loans and all obligations of the Obligors thereunder, including all moneys paid thereunder, and all written communications received by the Depositor (and the Depositor Eligible Lender Trustee) with respect thereto (including borrower correspondence, notices of death, disability or bankruptcy and requests for deferrals or forbearances), on or after the Cutoff Date;

            (ii) (x) all right, title and interest of the Depositor (and the Depositor Eligible Lender Trustee), as assigned to the Depositor by the Seller, under the Assigned Agreements insofar as they relate to the Financed Guaranteed Private Loans but not with respect to any other loans covered thereby and (y) all right, title and interest of the Depositor (and the Depositor Eligible Lender Trustee) in and to (but none of the obligations under) the Student Loan Transfer Agreement (collectively, the "Assigned Rights");

            (iii) all right, title and interest of the Depositor in and to all funds on deposit from time to time in the Trust Accounts, including, but not limited to, the Group I and Group II Reserve Account Initial Deposit and the Group I and Group II Pre-Funded Amount (including all income thereon); and

            (iv)  the proceeds of any and all of the foregoing.

            SECTION 2.02 Conveyance of Subsequent Student Loans and Other Student Loans. (a) Subject to the conditions set forth in paragraph (b) below, in consideration of the Issuer's delivery on the related Subsequent Transfer Date to or upon the order of the Depositor of the amount described in Section 5.08(a) to be delivered to the Depositor, the Depositor does hereby sell, transfer, assign, set over and otherwise convey to the Eligible Lender Trustee on behalf of the Issuer, without recourse (subject to the obligations herein) all right, title and interest of the Depositor (and with respect to legal title, the Depositor Eligible Lender Trustee on behalf of the Depositor) in and to each Subsequent Student Loan and each Other Student Loan, and all obligations of the Obligors thereunder including all moneys paid thereunder, and all written communications received by the Depositor with respect thereto (including borrower correspondence, notices of death, disability or bankruptcy and requests for deferrals or forbearances), on and after the related Subsequent Cutoff Date, made from time to time until the Special Determination Date, with respect to Subsequent Student Loans, or during the Funding Period, with respect to Other Student Loans, as applicable.

            (b) The Depositor (and the Depositor Eligible Lender Trustee) shall transfer to the Eligible Lender Trustee on behalf of the Issuer the Subsequent Student Loans and/or the Other Student Loans for a given Subsequent Transfer Date and the other property and rights related thereto described in paragraph
(a) above only upon the satisfaction of each of the following conditions on or prior to such Subsequent Transfer Date:

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            (i)   the Depositor (and the Depositor Eligible Lender Trustee)
      shall have delivered to the Eligible Lender Trustee and the Indenture Trustee, with copies to the Securities Insurer and the Swap Counterparty, a duly executed written assignment (including an acceptance by the Eligible Lender Trustee and the Indenture Trustee) in substantially the form of Exhibit E (each, a "Subsequent Transfer Agreement"), which shall include supplements to Schedule B-1-A or B-2-A, with respect to the Subsequent Student Loans, or Schedule B-1-B or B-2-B, with respect to Other Student Loans that will be Group I or Group II Student Loans, respectively, listing such Subsequent Student Loans and/or Other Student Loans, as the case may be;

            (ii) the Depositor shall have delivered, at least two days prior to such Subsequent Transfer Date, notice of such transfer to the Eligible Lender Trustee, the Indenture Trustee, the Securities Insurer and the Swap Counterparty, and the Rating Agencies, including a listing of the designation and the aggregate principal balance of such Subsequent Student Loans and/or Other Student Loans, and whether each such Subsequent Student Loan and/or Other Student Loan will be a Group I or Group II Student Loan, as the case may be;

            (iii) the Depositor shall (or shall cause the Seller to), to the extent required by Section 5.02, deposit in the Group I or Group II Collection Account Sub-Account, as applicable, all collections in respect of the Subsequent Student Loans and/or the Other Student Loans on and after each applicable Subsequent Cutoff Date;

            (iv) as of each Subsequent Transfer Date, the Depositor shall not be insolvent nor will it have been made insolvent by such transfer nor is it aware of any pending insolvency;

            (v) such addition will not result in a material adverse Federal or State tax consequence to the Issuer or the holders of Notes;

            (vi) with respect to Group I Student Loans, the Group I Funding Period shall not have terminated, with respect to Group II Student Loans, the Group II Funding Period shall not have terminated, and, with respect to Group I or Group II Subsequent Student Loans, the Subsequent Transfer Date is on or prior to the Special Determination Date;

            (vii) the Depositor shall have delivered to the Indenture Trustee and the Eligible Lender Trustee, with copies to the Securities Insurer and the Swap Counterparty, an Officers' Certificate confirming the satisfaction of each condition precedent specified in this paragraph (b);

            (viii) the Depositor shall have delivered (A) to the Rating Agencies, with copies to the Securities Insurer and the Swap Counterparty, an Opinion of Counsel with respect to the transfer of the Subsequent Student Loans and/or the Other Student Loans transferred on such Subsequent Transfer Date, substantially in the form of the Opinion of Counsel delivered to the Rating Agencies, the Securities Insurer and the Swap Counterparty, on the Closing Date, and (B) to the Eligible Lender Trustee, the Securities

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      Insurer, the Swap Counterparty and the Indenture Trustee the Opinion of
      Counsel required by Section 11.02(i)(1);

            (ix) the Depositor shall have taken any action required to maintain the first perfected ownership interest of the Issuer in the Trust Estate and the first perfected security interest of the Indenture Trustee in the Collateral;

            (x) no selection procedures believed by the Depositor to be adverse to the interests of the holders of Notes, the Securities Insurer (but only with respect to the Group II Student Loans) or the Swap Counterparty shall have been utilized in selecting the Subsequent Student Loans or the Other Student Loans;

            (xi) no Consolidation Loan will be transferred to the Issuer unless at least one underlying student loan to be consolidated is a Financed Student Loan already held by the Eligible Lender Trustee on behalf of the Issuer;

            (xii) with respect to each Subsequent Student Loan and Other Student Loan that is also an MPN Loan, the representations and warranties of the Depositor or the Master Servicer contained in Section 2.06 hereof, will be true and correct on the related Subsequent Transfer Date, and the Depositor will (and will cause KBUSA to) adhere to the covenants set forth in Section 2.06 with respect to such Transferred MPN Loan; and

            (xiii) [each Additional Student Loan will have a term to maturity not in excess of 30 years at the time of its sale to the Issuer, and not more than $[ ] aggregate principal amount of Additional Student Loans, as of the related Subsequent Transfer Date, will be guaranteed by TERI.]

            (c) The Depositor covenants to transfer during each of the Group I and Group II Funding Period to the Eligible Lender Trustee on behalf of the Issuer pursuant to paragraph (a) above Other Student Loans with an aggregate principal balance of not more than $[ ], with respect to the Group I Student Loans and $[ ] with respect to the Group II Student Loans, respectively, (less amounts withdrawn from the Group I and Group II Other Student Loan Pre-Funding Sub-Account, as applicable, pursuant to Section 5.08(d) of this Agreement); provided, however, that the Depositor shall have no liability for a breach of the foregoing covenant as a result of the Depositor not having owned Other Student Loans equal to the amount specified above during either the Group I or Group II Funding Period, as applicable, or there being insufficient funds available in the Group I or Group II Escrow Account, as the case may be, and the Group I or Group II Other Student Loan Pre-Funding Sub-Account, as the case may be, for the Eligible Lender Trustee to consummate such acquisitions on behalf of the Issuer.

            (d) The Depositor covenants to transfer, on or prior to the Special Determination Date, to the Eligible Lender Trustee on behalf of the Issuer pursuant to paragraph (a) above Subsequent Student Loans with an aggregate principal balance of not less than $[ ], with respect to the Group I Student Loans and $[ ] with respect to the Group II Student Loans, respectively, (less amounts withdrawn from the Group I and Group II Subsequent Student Loan Pre-Funding Sub-Account, as applicable, pursuant to Section 5.08(d) of this Agreement); provided, however, that the Depositor shall have no liability for a breach of the foregoing

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covenant as a result of the Depositor not having owned Subsequent Student Loans equal to the amount specified above, on or prior to the Special Determination Date, or there being insufficient funds available in the Group I or Group II Subsequent Student Loan Pre-Funding Sub-Account, as the case may be, for the Eligible Lender Trustee to consummate such acquisitions on behalf of the Issuer.

            SECTION 2.03 Conveyance of Financed Student Loans by the Eligible Lender Trustee to the Depositor in Connection with Consolidation Loans. On any date, upon receipt of written notice (or telephonic or facsimile notice followed by written notice) from the Depositor (or from KBUSA or the Master Servicer (or a Sub-Servicer) on behalf of the Depositor) by the Eligible Lender Trustee and the Indenture Trustee, the Eligible Lender Trustee, on behalf of the Issuer, will convey to the Depositor (or to either the Depositor Eligible Lender Trustee or KBUSA as its designee) the Financed Student Loans identified in such notice, which are to be repaid pursuant to the Consolidation Loans to be made by the Depositor. In exchange for and simultaneously with such conveyance, the Depositor will, or will cause the Seller, to remit to the Indenture Trustee (or to the Administrator on its behalf) for deposit into the Group I or Group II Escrow Account, as applicable, an amount of cash equal to the aggregate unpaid principal balances of all such Group I and/or Group II Student Loans, respectively, plus accrued interest thereon to the date of such conveyance.

            SECTION 2.04 Endorsement. The Depositor (and the Depositor Eligible Lender Trustee, each) hereby appoints each of the Eligible Lender Trustee and the Indenture Trustee as the Depositor's (and the Depositor Eligible Lender Trustee's) true and lawful attorney-in-fact with full power of substitution to endorse the Depositor's (and the Depositor Eligible Lender Trustee's) name on any promissory note evidencing the Initial Financed Student Loans and any Additional Student Loans transferred to the Eligible Lender Trustee on behalf of the Trust pursuant to Sections 2.01 and 2.02. The Depositor (and the Depositor Eligible Lender Trustee each) acknowledges and agrees that this power of attorney shall be construed as a power coupled with an interest, shall be irrevocable as long as the Trust Agreement remains in effect and shall continue in effect until the Trust Agreement terminates.

            SECTION 2.05 Sale Not Secured Financing. It is the express intent of the parties hereto that each conveyance of the Financed Student Loans by the Depositor to the Issuer, as contemplated by this Agreement be (and be treated as) a sale. It is, further, not the intention of the parties that such conveyance be deemed a pledge of any such Financed Student Loans by the Depositor to the Issuer to secure a debt or other obligation of the Depositor. However, in the event that, notwithstanding the intent of the parties, any of the Financed Student Loans are held by a court to continue to be property of the Depositor, then (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the applicable Uniform Commercial Code; (b) the transfer of such Financed Student Loans provided for herein shall be deemed to be a grant by the Depositor to the Eligible Lender Trustee on behalf of the Issuer of a security interest in all of the Depositor's right, title and interest in and to such Financed Student Loans and all amounts payable to the holders of such Financed Student Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, to the extent the Issuer would otherwise be entitled to own such Financed Student Loans and proceeds pursuant to Article II hereof, including all amounts, other than investment earnings, from time to time held

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or invested in any Trust Accounts created pursuant to this Agreement, whether in the form of cash, instruments, securities or other property; (c) the possession by the Master Servicer, the Custodian or the Sub-Servicers, as applicable, of each Financed Student Loan File or by the Indenture Trustee of each applicable Trust Account, and such other items of property as constitute instruments, money, negotiable documents or tangible chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-313(a) (or comparable provision) of the applicable Uniform Commercial Code; and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Issuer for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Issuer pursuant to any provision hereof or pursuant to the Indenture shall also be deemed to be an assignment of any security interest created hereby. The Depositor and the Issuer shall, to the extent consistent with this Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the Financed Student Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the this Agreement and the Indenture.

            SECTION 2.06 MPN Loans. With respect to each Transferred MPN Loan and each related Master Note that relates to a KBUSA Student Loan, the Depositor hereby represents and warrants, and KBUSA, as the applicable MPN Holder, on an on-going basis, hereby covenants as follows:

            (A) Transfer of Beneficial Interest in Transferred MPN Loan. Each Transferred MPN Loan represents a 100% beneficial interest in such MPN Loan, and is being transferred to the Issuer pursuant to this Agreement. The MPN Holder shall hold bare legal title to the Master Note solely for the benefit of all MPN Loan Holders; provided, however, that the MPN Holder may be also be an MPN Loan Holder. The sale of an MPN Loan excludes an assignment of the Depositor's right to offer future MPN Loans under a Master Note. The MPN Holder shall not provide to MPN Loan Holders more than one copy of the Master Note for each MPN Loan, to be marked "Official Copy" in red ink.

            (B) Custody of Master Note. The MPN Holder shall hold, or cause the Master Servicer or a Sub-Servicer to hold, the Master Note underlying each Transferred MPN Loan for the use and benefit of all present and future MPN Loan Holders. The MPN Holder shall maintain, or cause the Master Servicer or a Sub-Servicer to maintain, continuous and exclusive possession, dominion and control over the Master Note and related documents. The MPN Holder shall not sell, transfer, assign or pledge any such Master Note except as is otherwise agreed to between the MPN Holder and the Securities Insurer.

            (C) MPN Loan Transfers. The MPN Holder shall maintain book-entry records with respect to the identity of present and future MPN Loan Holders. The MPN Holder shall not transfer or register the transfer of any MPN Loan to any other person except in

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      accordance with the instructions of the person identified on its books and records as the MPN Loan Holder.

            (D) MPN Loan Modification; Subsequent Advances; Copies of Master Note. The MPN Holder shall not agree to any modification, waiver, forbearance or amendment of any term of any Transferred MPN Loan other than as provided in Section 4.01 of this Agreement. The MPN Holder shall make no subsequent advances to a borrower under the related Master Note except pursuant to a separate MPN Loan. The MPN Holder shall not provide to any person other than an MPN Loan Holder any copy of a Master Note except to the Master Servicer or a Sub-Servicer for administrative purposes or for the MPN Holder's internal administrative purposes.

            (E) Access to Information. The MPN Holder shall furnish to the Indenture Trustee from time to time upon written request of the Securities Insurer or the Indenture Trustee (i) a list of the names and addresses of all MPN Loan Holders, (ii) a list containing the names and social security numbers of the borrowers under the related Master Notes, (iii) access to inspect the Master Notes and related records upon reasonable advance notice, and (iv) such other information with respect to the Master Notes which is reasonably requested by the Securities Insurer (with respect to Group II Student Loans) or the Indenture Trustee.

            (F) Resignation or Removal of MPN Holder. The MPN Holder may at any time resign by giving written notice thereof to the Indenture Trustee and delivering all related Master Notes to a successor MPN Holder, which agrees to the terms of this Agreement, or to the Indenture Trustee. If at any time the MPN Holder shall fail to perform its duties hereunder, or shall be adjudged bankrupt or insolvent, then the Indenture Trustee, at the written direction of a majority in interest of the Group I Controlling Noteholders (with respect to the Group I Student Loans) may remove the MPN Holder and appoint a successor MPN Holder, which agrees to the terms of this Agreement by written instrument, a copy of which instrument shall be delivered to the MPN Holder so removed, or may require the MPN Holder to deliver the related Master Notes to the Indenture Trustee.

            (G) MPN Holder Other Than KBUSA. So long as KBUSA has not transferred all of its right, title and interest in a related Master Note, if KBUSA is not the MPN Holder, KBUSA shall cause such other MPN Holder to perform all covenants of the MPN Holder set forth in this Agreement.

            (H) Financing Statements and Further Assurances. KBUSA will cause to be filed all necessary financing statements or other instruments, and any amendments or continuation statements relating thereto, necessary to be kept and filed in such manner and in such places as may be required by law to give to and maintain (i) with the Eligible Lender Trustee, on behalf of the Issuer, a first priority perfected ownership interest in such MPN Loans, and (ii) with the Indenture Trustee, for the benefit of the Noteholders, a first priority perfected security interest in such MPN Loans. KBUSA shall from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, within 10 days of such request, such amendments to the Basic Documents and such further instruments and take such further action as may be reasonably necessary to maintain such first priority perfected ownership and security interests.

                                  ARTICLE III

                           The Financed Student Loans

            SECTION 3.01 Representations and Warranties of Depositor with Respect to the Financed Student Loans. The Depositor makes the following representations and warranties as to the Financed Student Loans on which the Issuer is deemed to have relied in acquiring (through the Eligible Lender Trustee) the Financed Student Loans, and which are made for the benefit of the Issuer, the Noteholders, the Indenture Trustee, the Swap Counterparty and the Securities Insurer. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, in the case of the Initial Financed Student Loans and as of the applicable Subsequent Transfer Date, in the case of the Subsequent Student Loans and the Other Student Loans, but shall survive the sale, transfer and assignment of the Financed Student Loans to the Eligible Lender Trustee on behalf of the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

            (i) Characteristics of Financed Student Loans. Each Financed Student Loan (A) was originated in the United States of America, its territories, its possessions or other areas subject to its jurisdiction by KBUSA (or originated by another lender in the United States of America and purchased by KBUSA) in the ordinary course of its business to an eligible borrower under applicable law and agreements and was fully and properly executed by the parties thereto and (B) provides or, when the payment schedule with respect thereto is determined, will provide for payments on a periodic basis that fully amortize the principal amount of such Financed Student Loan by its maturity and yield interest at the rate applicable thereto, as such maturity may be modified in accordance with any applicable deferral or forbearance periods granted in accordance with applicable laws and restrictions, including those of the Higher Education Act, any Guarantee Agreement or the Programs. Each Group I Student Loan that is a Financed Federal Loan qualifies the holder thereof to receive Interest Subsidy Payments (other than SLS Loans, unsubsidized Stafford Loans and certain Consolidation Loans) and Special Allowance Payments from the Department and Guarantee Payments from the applicable Guarantor and qualifies the applicable Guarantor to receive reinsurance payments thereon from the Department. Each Group II Student Loan that is a Financed Guaranteed Private Loan qualifies the holder thereof to receive Guarantee Payments from the applicable Guarantor pursuant to the related Guarantee Agreement. No Additional Student Loan will be a Rehabilitated Student Loan.

            (ii) Schedules of Financed Student Loans. The information set forth in Schedule A-1 (with respect to all Initial Financed Student Loans that are Group I Student Loans), Schedule A-2 (with respect to all Initial Financed Student Loans that are Group II Student Loans), Schedule B-1-A (with respect to all Subsequent Student Loans that are Group I Student Loans), Schedule B-1-B (with respect to all Other Student Loans that are Group I Student Loans), Schedule B-2-A (with respect to all Subsequent Student Loans that are Group II Student Loans), and Schedule B-2-B (with respect to all Other Student

      Loans that are Group II Student Loans), to this Agreement and Schedule A to the related Subsequent Transfer Agreement is true and correct in all material respects as of the opening of business on the Cutoff Date (with respect to Schedules A-1 and A-2 to this Agreement) or each applicable Subsequent Cutoff Date (with respect to Schedules B-1-A, B-1-B, B-2-A and B-2-B to this Agreement), as applicable, and no selection procedures believed to be adverse to the holders of Notes, the Securities Insurer or the Swap Counterparty were utilized in selecting the Initial Financed Student Loans or the Additional Student Loans, as applicable. The computer tapes regarding the Group I and Group II Initial Financed Student Loans made available to the Issuer, its assigns, the Securities Insurer (with respect to the Group II Student Loans) and Swap Counterparty are true and correct in all respects as of the Cutoff Date. There will be no material changes made to either Schedule A-1 or A-2, to this Agreement without notice to the Securities Insurer and the acknowledgement of the Rating Agencies that such material change will not affect the ratings assigned to any Class of the Notes (and with respect to the Group II Insured Notes, without regard to the Group II Insured Notes Guaranty Insurance Policy).

            (iii) Compliance with Law. Each Financed Student Loan complied at the time it was originated or made and at the execution of this Agreement or the applicable Subsequent Transfer Agreement, as the case may be, complies, and the Depositor and its agents (including for such purpose, the Seller), with respect to each such Financed Student Loan, have at all times complied, in all material respects with all requirements of applicable Federal, state and local laws and regulations thereunder, including the Higher Education Act (with respect to the Group I Student Loans), usury law, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Federal Reserve Board's Regulation B and other consumer credit laws and equal credit opportunity and disclosure laws and all applicable requirements of any Guarantee Agreements.

            (iv) Binding Obligation. Each Financed Student Loan represents the genuine, legal, valid and binding payment obligation in writing of the borrower thereof, enforceable by or on behalf of the holder thereof in accordance with its terms, and no Financed Student Loan has been satisfied, subordinated or rescinded, subject to clause (xiii) below.

            (v) No Defenses. No right of rescission, setoff, counterclaim or defense has been asserted or threatened or exists with respect to any Financed Student Loan.

            (vi) No Default. No Initial Financed Student Loan has a payment that is more than 180 days overdue as of the Cutoff Date or, with respect to the Subsequent Student Loans and Other Student Loans, more than 90 days overdue as of the applicable Subsequent Cutoff Date, as the case may be, and, except as permitted in this paragraph and Section 3.01(xix) below, no default, breach, violation or event permitting acceleration under the terms of any Financed Student Loan has occurred; and, except for payment defaults continuing for a period of not more than 150 days or 90 days, as applicable, no continuing condition that with notice or the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of any Financed Student Loan has arisen; and neither the Depositor nor the Seller, has waived and neither the Depositor nor KBUSA shall waive any of the foregoing other than as permitted by the Basic Documents. Not more than $[ ] (representing not more than approximately [ ]%) of the aggregate principal balance of the Group II Initial Pool Student Loans are Rehabilitated Student Loans and no Additional Student Loan will be a Rehabilitated Student Loan.

            (vii) Title. It is the intention of the Depositor that the transfer and assignment herein contemplated constitute a sale of the Financed Student Loans from the Depositor (and the Depositor Eligible Lender Trustee) to the Eligible Lender Trustee on behalf of the Issuer and that the beneficial interest in and title to such Financed Student Loans not be part of the debtor's estate in the event of an insolvency or bankruptcy proceeding with respect to the Depositor. No Financed Student Loan has been sold, transferred, assigned or pledged by the Depositor to any Person other than the Eligible Lender Trustee on behalf of the Issuer. Immediately prior to the transfer and assignment herein contemplated, the Depositor had good title to each Financed Student Loan, free and clear of all Liens and, immediately upon the transfer thereof, the Eligible Lender Trustee on behalf of the Issuer shall have good title to each such Financed Student Loan, free and clear of all Liens or the transfer shall have been perfected under the UCC.

            (viii) Lawful Assignment. No Financed Student Loan has been originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer and assignment of such Financed Student Loan or any Financed Student Loan under this Agreement, each Subsequent Transfer Agreement or the Indenture is unlawful, void or voidable.

            (ix) Security Interest Perfected; Delivery of Loan Files. All filings (including UCC filings) and/or delivery requirements necessary in any jurisdiction to give the Eligible Lender Trustee on behalf of the Issuer a first perfected ownership interest in the Financed Student Loans, and to give the Indenture Trustee a first perfected security interest therein pursuant to the security interest granted under the Indenture, have been made or satisfied, as the case may be. A Financed Student Loan File has been delivered to the Master Servicer (or the Custodian or a Sub-Servicer) for each Financed Student Loan and each such file contains the original fully executed note (or a copy of a fully executed master promissory note) evidencing such Financed Student Loan (or, with respect to certain Financed Student Loans delivered to the Custodian, a lost note affidavit in lieu thereof, in form and substance reasonably satisfactory to the Securities Insurer, agreeing to repurchase the related Financed Student Loan in the event that it becomes uncollectable as a direct or indirect result of the lack of an original executed promissory note.) The promissory notes that constitute or evidence the Financed Student Loans do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Eligible Lender Trustee on behalf of the Issuer and the Indenture Trustee on behalf of the Noteholders. All financing statements filed or to be filed promptly after closing against the Depositor in favor of the Eligible Lender Trustee on behalf of the Issuer in connection herewith, and the Indenture Trustee on behalf of the Noteholders, describing the Financed Student Loans contain or will contain a statement to the following effect: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Secured Party."

            (x) One Original. There is only one original executed copy of the promissory note evidencing each Financed Student Loan.

            (xi) Principal Balance. The aggregate principal balance of the Group I Initial Financed Student Loans, plus accrued interest to be capitalized with respect thereto, as of the Statistical Cutoff Date, is $[ ] and the aggregate principal balance of the Group II Initial Financed Student Loans, plus accrued interest to be capitalized with respect thereto, as of the Statistical Cutoff Date, is $[ ].

            (xii) No Claims. As of the Cutoff Date, no claim for payment with respect to an Initial Financed Student Loan has been made to a Guarantor, and as of the related Subsequent Cutoff Date no claim for payment with respect to an Additional Student Loan will have been made.

            (xiii) No Bankruptcies or Deaths. No borrower of any Financed Student Loan as of [ ], [ ] (in the case of the Initial Financed Student Loans), or the applicable Subsequent Cutoff Date (in the case of Additional Student Loans) was noted in the related Financed Student Loan File as being currently the subject of a bankruptcy proceeding or as having died.

            (xiv) Interest Accruing. Each Financed Student Loan is accruing interest (whether or not such interest is being paid currently, by the borrower or by the Department, or is being capitalized), except as otherwise expressly permitted by the Basic Documents.

            (xv) No Government Borrower. No borrower of a Financed Student Loan is the United States of America or any State or any agency, department, subdivision or instrumentality thereof.

            (xvi) Origination. Each Financed Student Loan was originated in the United States of America, its territories, its possessions or other areas subject to its jurisdiction, and was originated or purchased for value by the Seller and by the Depositor in the ordinary course of its business. KBUSA had all necessary licenses and permits to originate or originally purchase each Financed Student Loan at the time of its origination or purchase of such Financed Student Loan.

            (xvii) Origination Practices. The origination practices used by the originator or KBUSA with respect to the Financed Student Loans have been in all respects in compliance with all applicable laws and regulations.

            (xviii) Conformance with Underwriting Guidelines. Each Group II Student Loan constituting a Financed Private Loan was underwritten in accordance with the guidelines of the originator or KBUSA in existence at the time of origination and made available to the Underwriters, the Securities Insurer and the Rating Agencies prior to sale hereunder.

            (xix) No Sub-Prime Student Loans. Except with respect to Rehabilitated Student Loans, the Financed Student Loans do not and will not include any Financed

      Student Loans originated to individuals who have previously defaulted on their student loans.

            (xx) No Non-Performing Loans. No Financed Student Loan, as of the Statistical Cutoff Date, is in default nor does the Depositor expect to write-off any amount thereof as a loss.

            (xxi) Cohort Default Rates. With respect to the Initial Financed Student Loans only, and based on the most recently published Cohort Default Rates available on the Closing Date, no Group I or Group II Student Loans made to borrowers attending educational institutions with published Cohort Default Rates greater than twenty percent (20%) have been sold by the Depositor to the Issuer if, and to the extent that, such acquisition would cause the aggregate principal amount of either the Group I or Group II Student Loans included in the Trust Estate made to borrowers attending educational institutions with published Cohort Default Rates greater than twenty percent (20%) to exceed eight percent (8%) of the aggregate principal amount of the Group I or Group II Student Loans, respectively, sold to the Issuer pursuant to this Agreement.

            (xxii) Instrument. Each promissory note executed by a borrower evidencing a Financed Student Loan (other than any master promissory note) constitutes an "instrument" within the meaning of the UCC as in effect in the states in which each such borrower resides at origination.

            (xxiii) Depositor's Representations. The representations and warranties of the Depositor contained in Section 6.02 hereof are true and correct.

            (xxiv) MPN Loans. With respect to each Financed Student Loan that is also an MPN Loan, the representations and warranties contained in Section
      2.06 hereof are true and correct, and the Depositor shall cause KBUSA to adhere to the covenants set forth in Section 2.06 with respect to such Transferred MPN Loans.

            (xxv) Security Interest Granted Hereunder. To the extent any conveyance of a Financed Student Loan by the Depositor to the Issuer is determined not to be a sale, the transfer of such Financed Student Loan provided for herein creates a valid and continuing security interest in such Financed Student Loan in favor of the Eligible Lender Trustee on behalf of the Issuer, which security interest is prior to all other Liens, and is enforceable as such against creditors and purchasers of the Depositor.

            (xxvi) Security Interest Granted Under the Indenture. The Indenture creates a valid and continuing security interest in the Financed Student Loans in favor of the Indenture Trustee on behalf of the Noteholders, which security interest is prior to all other Liens, and is enforceable as such against creditors and purchasers of the Issuer.

            (xxvii) Issuer Ownership. Immediately prior to grant of the security interest under the Indenture, the Issuer will own and have good and marketable title to each Financed Student Loan free and clear of any Lien, claim or encumbrance of any Person.

            (xxviii) Consents. The Depositor has received all consents and approvals (if any) required for the sale of the Financed Student Loans hereunder to the Eligible Lender Trustee on behalf of the Issuer.

            (xxix) No Other Security Interests Granted. Other than (x) the sale to the Issuer hereunder (and/or the security interest granted to the Eligible Lender Trustee on behalf of the Issuer pursuant to Section 2.05 of this Agreement), and (y) the grant of the security interest granted to the Indenture Trustee on behalf of Noteholders, neither the Depositor nor the Issuer, respectively, has pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Financed Student Loans. Neither the Depositor nor the Issuer has authorized the filing or is aware of any financing statements against the Depositor or the Issuer, respectively, that includes a description of collateral relating to the Financed Student Loans other than any financing statement relating to the security interest granted to the Eligible Lender Trustee on behalf of the Issuer hereunder, or by the Issuer to the Indenture Trustee on behalf of the Noteholders under the Indenture. The Depositor is not aware of any judgment or tax lien filings against the Depositor or the Issuer.

            SECTION 3.02 Repurchase upon Breach; Reimbursement. The Depositor, the Master Servicer or the Eligible Lender Trustee, as the case may be, shall inform the other parties to this Agreement, the Securities Insurer, the Swap Counterparty, and the Indenture Trustee promptly, in writing, upon the discovery of any breach of the representations, warranties or covenants made pursuant to
Section 3.01 or Section 6.02. Unless any such breach shall have been cured within 60 days following the discovery thereof by the Eligible Lender Trustee or receipt by the Eligible Lender Trustee of written notice from the Depositor, the Securities Insurer or the Master Servicer of such breach, the Depositor shall be obligated to repurchase (or shall cause KBUSA to repurchase) any such Financed Student Loan in which the interests of the holders of related group of Notes, the Swap Counterparty (but only with respect to the Group I Student Loans) or the Securities Insurer (but only with respect to Group II Student Loans) in the Group I Student Loans or Group II Student Loans, as applicable, are materially and adversely affected by any such breach (as determined by the Master Servicer with respect to the Group I Loans and the Securities Insurer with respect to Group II Student Loans (unless a Securities Insurer Default has occurred and is continuing, then in such case the Master Servicer)), as of the first day succeeding the end of such 60-day period that is the last day of a Collection Period; provided that it is understood that any such breach that does not affect any Guarantor's obligation to guarantee payment of each Financed Student Loan that is a Financed Guaranteed Loan to the Eligible Lender Trustee in accordance with the related Guarantee Agreements will not be considered in determining whether there has been a material adverse effect for this purpose. In consideration of and simultaneously with the repurchase of any Financed Student Loan, the Depositor (or KBUSA on its behalf) shall remit the Purchase Amount, in the manner specified in Section 5.04, and the Issuer shall execute such assignments and other documents reasonably requested by the Depositor (or KBUSA on its behalf) in order to effect such transfer. Upon any such transfer of a Financed Student Loan, legal title to, and beneficial ownership and control of, the related Financed Student Loan File will thereafter belong to the Depositor (or KBUSA as its designee). In addition, if any such breach does not trigger such a repurchase obligation but does result in the refusal by a Federal Guarantor to guarantee all or a portion of the accrued interest, or the loss (including any obligation of the Issuer to repay to the Department) of certain Interest Subsidy Payments and Special Allowance Payments, with respect to a Financed Federal Loan, then, unless such breach, if curable, is cured within 60 days, the Depositor (or KBUSA on its behalf) shall reimburse the Issuer by remitting an amount equal to the sum of all such non-guaranteed interest amounts and such forfeited Interest Subsidy Payments and Special Allowance Payments (with respect to the Group I Student Loans) in the manner specified in Section 5.04. Subject to the provisions of Section 6.03 hereof, and
Section 3.04(b) of the Insurance Agreement, the sole remedy of the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the holders of related group of Notes, the Securities Insurer (with respect to the Group II Student Loans only) and Swap Counterparty (with respect to the Group I Student Loans only) with respect to a breach of representations and warranties pursuant to Section 3.01 and the agreement contained in this Section shall be to require the Depositor (or KBUSA on its behalf) to repurchase such Financed Student Loans or to reimburse the Issuer as provided above pursuant to this Section, subject to the conditions contained herein.

            SECTION 3.03 Custody of Financed Student Loan Files. To assure uniform quality in servicing the Financed Student Loans and to reduce administrative costs, the Issuer hereby appoints the Master Servicer, and the Master Servicer hereby accepts such appointment, to act for the benefit of the Noteholders, the Issuer and the Indenture Trustee as custodian of the following documents or instruments related to the Group I and Group II Student Loans (as set forth in Schedules A-1, A-2, B-1-A, B-1-B, B-2-A and B-2-B hereto), which are also hereby constructively delivered to the Indenture Trustee, as pledgee of the Issuer (or, in the case of the Additional Student Loans, will be, as of the applicable Subsequent Transfer Date, constructively delivered to the Indenture Trustee, as pledgee of the Issuer) with respect to each Financed Student Loan:

            (a) the Financed Student Loan Note (or, with respect to certain Financed Student Loan Files held by the Custodian, a lost note affidavit in lieu thereof, in form and substance reasonably satisfactory to the Securities Insurer, agreeing to repurchase the related Financed Student Loan in the event that it becomes uncollectable as a direct or indirect result of the lack of an original executed promissory note);

            (b)   the original loan application fully executed by the borrower;
and

            (c) any and all other documents and computerized records that any of the Master Servicer (or a Sub-Servicer on behalf of the Master Servicer), the Administrator, the Depositor, or the Seller shall keep on file, in accordance with its customary procedures, relating to such Financed Student Loan or any Obligor with respect thereto (collectively, the items in clauses (a), (b) and (c) are referred to as the "Financed Student Loan Files").

            Notwithstanding the foregoing, and without releasing the Master Servicer from its duties and obligations hereunder, for so long as Key Bank USA, National Association, or an affiliate thereof, is the Master Servicer hereunder, the Master Servicer shall (and in all other cases, may) appoint one or more Sub-Servicers to act as "custodian" on behalf of the Issuer and the Indenture Trustee (but at the direction of the Master Servicer) with respect to the Financed Student Loans such Sub-Servicer is servicing, in each case consistent with the terms of this Article III, and all references to the Master Servicer, as custodian shall be read to apply to such Sub-Servicer acting as custodian pursuant to this Agreement and the related subservicing agreement; and, provided, further, that if Key Bank USA, National Association is the Master Servicer, the Master Servicer shall not replace such Sub-Servicer unless and until a successor Sub-Servicer assumes the role of "custodian" on behalf of the Issuer and the Indenture Trustee with respect to all the Financed Student Loans it will be servicing. Notwithstanding the foregoing, the Master Servicer shall be responsible hereunder for any breaches by any Sub-Servicer of its obligations as custodian hereunder.

            Notwithstanding the foregoing, in the event that the Master Servicer is directly servicing any Financed Student Loan, the Master Servicer shall appoint a separate custodian, at its sole cost and expense, for all Financed Student Loan Files relating to those Financed Student Loans pursuant to a separate custodial agreement and such third party custodian shall relinquish possession of a Financed Student Loan File, as applicable, under the terms of and for the limited purposes set forth in the related custodial agreement. The parties hereto hereby acknowledge that the Custodian has been appointed pursuant to the Custodial Agreement to serve as custodian with respect to the Financed Student Loan Files relating to those certain Group II Financed Student Loans set forth on Exhibit One to the Custodial Agreement. All references herein to the Master Servicer, in its role as custodian of those Financed Student Loan Files, shall instead be read to refer to the Custodian, acting as custodian for the benefit of the Noteholders, the Issuer, the Indenture Trustee, the Securities Insurer and the Noteholders under the Custodial Agreement.

            The appointment of the Master Servicer, the Custodian or any Sub-Servicer as custodian hereunder is for administrative purposes only and does not, and is not intended to, transfer any of the Issuer's or the Indenture Trustee's right, title or interest in or to the Initial Financed Student Loans (or Additional Student Loans) to the Master Servicer, the Custodian or such Sub-Servicer and the Master Servicer hereby acknowledges (the Custodian in the Custodial Agreement acknowledges and each Sub-Servicer in the related subservicing agreement acknowledges) that it has not and will not obtain any such right, title or interest in or to such Initial Financed Student Loans (or Additional Student Loans). The Master Servicer (so long as it is Key Bank USA, National Association) hereby acknowledges that it does not currently have possession, and agrees that it will not at any time in the future take physical possession, of any Financed Student Loan Files.

            SECTION 3.04 Duties of Master Servicer as Custodian. (a) Safekeeping. The Master Servicer, as custodian, shall (or shall cause the applicable Sub-Servicers or the Custodian to) hold the Financed Student Loan Files for the benefit of the Noteholders, the Issuer, the Securities Insurer and the Indenture Trustee and maintain such accurate and complete accounts, records and computer systems pertaining to each Financed Student Loan File as shall enable the Issuer to comply with this Agreement. In performing its duties as custodian the Master Servicer shall (or shall cause the applicable Sub-Servicers or the Custodian to) act with reasonable care, using that degree of skill and attention that the Master Servicer (or such Sub-Servicer or the Custodian) exercises with respect to the student loan files relating to all comparable student loans that the Master Servicer (or such Sub-Servicer or the Custodian) services and shall ensure that it complies fully and completely with all applicable Federal and State laws, including the Higher Education Act, with respect thereto. The Master Servicer shall (or shall cause the applicable Sub-Servicers or the Custodian to) conduct, or cause to be conducted, periodic audits of the Financed Student Loan Files held by it under this Agreement and of the related accounts, records and computer systems, in such a manner as shall enable the Issuer or the Indenture Trustee to verify the accuracy of the Master Servicer's (or such Sub-Servicer's or the Custodian's) record keeping. The Master Servicer shall (or shall cause the applicable Sub-Servicers or the Custodian to) promptly report to the Issuer and the Indenture Trustee any failure on its part (or on the part of a Sub-Servicer or the Custodian) to hold the Financed Student Loan Files and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure. The Master Servicer shall (or shall cause each Sub-Servicer or the Custodian) to deliver the Trust Receipts to the Issuer, the Indenture Trustee, the Securities Insurer and the Swap Counterparty on the Closing Date. Nothing herein shall be deemed to require any periodic review by the Issuer, the Eligible Lender Trustee or the Indenture Trustee of the Financed Student Loan Files.

            (b) Maintenance of and Access to Records. The Master Servicer, as custodian, shall (or shall cause the applicable Sub-Servicers or the Custodian to) maintain each Financed Student Loan File at one of its offices (or the offices of the applicable Sub-Servicer or the Custodian) specified in Schedule C to this Agreement or at such other office as shall be specified by written notice to the Issuer, the Securities Insurer and the Indenture Trustee not later than 60 days prior to any change in location. Upon reasonable prior notice, the Master Servicer shall (or shall cause the applicable Sub-Servicers or the Custodian to) make available to the Issuer, the Securities Insurer and the Indenture Trustee or their respective duly authorized representatives, attorneys or auditors a list of locations of the Financed Student Loan Files and the related accounts, records and computer systems maintained by the Master Servicer (or such Sub-Servicer or the Custodian) at such times during normal business hours as the Issuer or the Indenture Trustee shall instruct.

            (c) Release of Documents. Upon instruction from the Indenture Trustee, the Master Servicer, as custodian, shall (or shall cause the applicable Sub-Servicers or the Custodian to) release any Financed Student Loan File to the Indenture Trustee, the Indenture Trustee's agent, or the Indenture Trustee's designee, as the case may be, at such place or places as the Indenture Trustee may designate, as soon as practicable.

            SECTION 3.05 Instructions; Authority To Act. The Master Servicer, as custodian, shall be deemed to have received proper instructions with respect to the Financed Student Loan Files upon its receipt of written instructions signed by a Responsible Officer of the Indenture Trustee.

            SECTION 3.06 Custodian's Indemnification. The Master Servicer as custodian shall pay for any loss, liability or expense, including reasonable attorney's fees, that may be imposed on, incurred by or asserted against the Issuer, the Eligible Lender Trustee, the Securities Insurer or the Indenture Trustee or any of their officers, directors, employees and agents as the result of any improper act or omission in any way relating to the maintenance and custody by the Master Servicer (or any Sub-Servicer or the Custodian) as custodian of the Financed Student Loan Files where the final determination that any such improper act or omission by the Master Servicer resulted in such loss, liability or expense is established by a court of law, by an arbitrator or by way of settlement agreed to by the Master Servicer; provided, however, that the Master Servicer shall not be liable to the Eligible Lender Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Eligible Lender Trustee and the Master Servicer shall not be liable to the Indenture Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Indenture Trustee.

            The obligation of the Master Servicer to indemnify the Issuer, the Eligible Lender Trustee, the Securities Insurer or the Indenture Trustee, or any of their officers, directors, employees and agent, under this Section 3.06 shall survive the termination of this Agreement. If the Master Servicer shall have made any payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Master Servicer, without interest.

            SECTION 3.07 Effective Period and Termination. The appointment of the Master Servicer as custodian shall become effective as of the Closing Date and shall continue in full force and effect for so long as the Master Servicer shall remain the Master Servicer hereunder, subject to the requirements of
Section 3.03 hereof. If the Master Servicer or any successor Master Servicer shall resign as Master Servicer in accordance with the provisions of this Agreement or if all the rights and obligations of the Master Servicer or any such successor Master Servicer shall have been terminated under Section 8.01, the appointment of the Master Servicer or such successor Master Servicer as custodian shall be terminated simultaneously with the effectiveness of such resignation or termination. As soon as practicable on or after any termination of such appointment (and in any event within (i) 10 Business Days, with respect to that portion of the Financed Student Loan Files it holds consisting of electronic records and information, and (ii) 40 Business Days, with respect to the remaining portion of the Financed Student Loan Files it holds), the Master Servicer shall (or shall cause the applicable Sub-Servicers or the Custodian to) deliver the Financed Student Loan Files it holds to the Indenture Trustee or the Indenture Trustee's agent at such place or places as the Indenture Trustee may reasonably designate; provided, however, that until such time as such Financed Student Loan Files have been delivered, the Master Servicer shall continue to be responsible for the custody of such Financed Student Loan Files.

            SECTION 3.08 Schedule of Financed Student Loans. Schedules A-1, A-2, B-1-A, B-1-B, B-2-A and B-2-B hereto shall indicate by name any Sub-Servicer who has been appointed by the Master Servicer to service, on behalf of the Master Servicer, each Group I or Group II Student Loan, as applicable. Such Schedule shall also indicate whether a Sub-Servicer or the Custodian is in possession of the related Financed Student Loan File. Such indication may be amended by the Master Servicer, from time to time, to replace the name of the applicable Sub-Servicer, in accordance with the provisions of this Agreement relating to the servicing of the Financed Student Loans.

                                   ARTICLE IV

             Administration and Servicing of Financed Student Loans

            SECTION 4.01 Duties of Master Servicer. The Master Servicer, for the benefit of the Noteholders, the Securities Insurer and the Issuer (to the extent provided herein), shall (or shall cause the applicable Sub-Servicers to) manage, service, administer and make collections on the Group I and Group II Student Loans with reasonable care, using that degree of skill and attention that the Master Servicer (or such Sub-Servicer) exercises with respect to all comparable student loans that it services but in any event, in accordance with customary and usual standards of practice of prudent lenders and loan servicers administering similar student loans. Without limiting the generality of the foregoing or of any other provision set forth in this Agreement and notwithstanding any other provision to the contrary set forth herein, the Master Servicer shall (or shall cause the applicable Sub-Servicer to) manage, service, administer and make collections with respect to the Group I and Group II Student Loans (other than collection of any Interest Subsidy Payments and Special Allowance Payments, which the Eligible Lender Trustee will perform on behalf of the Trust) in accordance with, and otherwise comply with, all applicable Federal and state laws, including all applicable standards, guidelines and requirements of the Higher Education Act (in the case of the Financed Federal Loans) and any Guarantee Agreement (in the case of the Financed Guaranteed Loans), the failure to comply with which would adversely affect the eligibility of one or more of the Financed Federal Loans for federal reinsurance or Interest Subsidy Payments or Special Allowance Payments or one or more of the Financed Guaranteed Loans for receipt of Guarantee Payments or would have an adverse effect on the holders of Group I Notes, Group II Notes or the Securities Insurer, as applicable. The Master Servicer also hereby acknowledges that its obligation to service (or to cause the applicable Sub-Servicer to sub-service on its behalf) the Group I and Group II Student Loans includes those Additional Group I Student Loans and Additional Group II Student Loans, as the case may be conveyed by the Depositor to the Eligible Lender Trustee on behalf of the Trust pursuant to Section 2.02 and the related Subsequent Transfer Agreement, a copy of which shall be delivered to the Master Servicer by the Depositor promptly upon execution thereof; provided that any failure by the Depositor to so deliver a Subsequent Transfer Agreement shall not affect the Master Servicer's obligations hereunder to service (or to cause the applicable Sub-Servicer to sub-service on its behalf) all the Group I and Group II Student Loans.

            The Master Servicer's duties (or the duties of the applicable Sub-Servicers on behalf of the Master Servicer) shall include collection and posting of all payments, responding to inquiries of borrowers on such Financed Student Loans, monitoring borrowers' status, making required disclosures to borrowers, investigating delinquencies, sending payment coupons to borrowers and otherwise establishing repayment terms, reporting tax information to borrowers, if applicable, accounting for collections and furnishing monthly and annual statements with respect thereto to the Administrator. The Master Servicer shall (or shall cause the applicable Sub-Servicers to) keep separate records with respect to the Group I and Group II Student Loans so that separate reports can be generated with respect to each group of Financed Student Loans. Subject to the provisions of Section 4.02 and the first paragraph of this Section 4.01, the Master Servicer shall (or shall cause the applicable Sub-Servicer to) follow its customary standards, policies and procedures in performing its duties as Master Servicer (or Sub-Servicer, as the case may be). Without limiting the generality of the foregoing, the Master Servicer is authorized and empowered to execute and deliver (and may cause the applicable Sub-Servicer to execute and deliver), on behalf of itself, the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Securities Insurer (with respect to the Group II Student Loans only), the Swap Counterparty (with respect to the Group I Student Loans only) and the holders of the related group of Notes or any of them, instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Group I or Group II Student Loans; provided, however, that the Master Servicer agrees that it will not (nor will it permit a Sub-Servicer to) (a) permit any rescission or cancellation of a Group I or Group II Student Loan except as ordered by a court of competent jurisdiction or governmental authority or as otherwise consented to in writing by the Eligible Lender Trustee, the Securities Insurer (with respect to the Group II Student Loans only, and provided that no Securities Insurer Default has occurred and is continuing) and the Indenture Trustee or (b) reschedule, revise, defer or otherwise compromise with respect to payments due on any Group I or Group II Student Loan except pursuant to any applicable deferral or forbearance periods or otherwise in accordance with all applicable standards, guidelines and requirements of the Higher Education Act, any Guarantee Agreement or the Programs with respect to the servicing of the Group I and Group II Student Loans and except as otherwise permitted in accordance with Section 4.14; provided further, however, that the Master Servicer shall not agree (nor shall it permit any Sub-Servicer to agree) to any decrease of the interest rate on, or the principal amount payable with respect to, any Group I or Group II Student Loan except in accordance with the applicable standards, guidelines and requirements of the Higher Education Act, any Guarantee Agreement or the Programs and as otherwise permitted in accordance with Section 4.14. The Eligible Lender Trustee on behalf of the Issuer hereby grants a power of attorney and all necessary authorization to the Master Servicer to (or to cause the applicable Sub-Servicer to) maintain any and all collection procedures with respect to the Group I and Group II Student Loans it services (or sub-services), including filing, pursuing and recovering claims against the Guarantors for Guarantee Payments and taking any steps to enforce such Group I and Group II Student Loan such as commencing a legal proceeding to enforce a Group I or Group II Student Loan in the name of the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Securities Insurer (with respect to Group II Student Loans only), the Swap Counterparty (with respect to Group I Student Loans only) or the holders of the related group of Notes. The Eligible Lender Trustee or the Indenture Trustee shall, upon the written request of the Master Servicer or the Administrator, furnish the Master Servicer or the Administrator (or at the written direction of the Master Servicer or the Administrator, the related Sub-Servicer) with any other powers of attorney and other documents reasonably necessary or appropriate to enable the Master Servicer or the Administrator (or related Sub-Servicer) to carry out their servicing and administrative duties hereunder (or under the related Sub-Servicing Agreement).

            Notwithstanding the foregoing, and without releasing the Master Servicer from its duties and obligations hereunder, the Master Servicer has appointed [Great Lakes and PHEAA][SUB-SERVICERS TO BE UPDATED IN EACH AGREEMENT] as Sub-Servicers and may appoint one or more additional Sub-Servicers to act as "sub-servicer" on its behalf with respect to the Financed Student Loans such Sub-Servicer is sub-servicing, in each case consistent with the terms of this
Article IV and any other provision of this Agreement, and all references to the Master Servicer shall be read to apply to such Sub-Servicer acting on behalf of the Master Servicer. In addition, the Master Servicer may, in the event that a Sub-Servicer has been terminated or is no longer servicing the Financed Student Loans, perform the servicing functions required hereunder for up to 180 days, or a longer period of time if the Rating Agency Condition is met (with respect to the Group I Student Loans) or if consented to by the Securities Insurer (with respect to the Group II Student Loans only).

            In addition, none of KBUSA, the Depositor or the Master Servicer shall make any change to a Program that affects any Group I or Group II Student Loan, if such change would have a material adverse effect on the interests of the Group I or Group II Noteholders, as applicable, or, with respect to the Group II Student Loans only, the Securities Insurer without the consent of the Securities Insurer (provided that no Securities Insurer Default has occurred and is continuing). The Master Servicer, the Depositor or KBUSA shall deliver to the Securities

Insurer a copy of each change to a Program that materially affects any of the Group II Student Loans.

            SECTION 4.02 Collection of Financed Student Loan Payments. (a) The Master Servicer shall (or shall cause the applicable Sub-Servicer to) make reasonable efforts (including all efforts that may be specified under the Higher Education Act or any Guarantee Agreement) to collect all payments called for under the terms and provisions of the Group I or Group II Student Loans as and when the same shall become due and shall follow such collection procedures as it follows with respect to all comparable student loans that it services. The Master Servicer shall (or shall cause the applicable Sub-Servicer to) allocate collections with respect to the Group I and Group II Student Loans between principal and interest in accordance with Section 5.03. With the written consent of the Administrator, the Master Servicer (or at the direction of the Master Servicer, the related Sub-Servicer) may in its discretion waive any charge or any other fee that may be collected in the ordinary course of servicing a Group I or Group II Student Loan.

            (b) The Master Servicer shall (or shall cause the applicable Sub-Servicer to) make reasonable efforts to claim, pursue and collect all Guarantee Payments from the Guarantors pursuant to the Guarantee Agreements with respect to any of the Financed Guaranteed Loans as and when the same shall become due and payable, shall comply with all applicable laws and agreements with respect to claiming, pursuing and collecting such payments and shall follow such practices and procedures as it follows with respect to all comparable guarantee agreements and student loans that it services. In connection therewith, the Master Servicer is hereby authorized and empowered (or at the direction of the Master Servicer, the related Sub-Servicer is authorized and empowered) to convey to any Guarantor the note and the related Financed Student Loan File representing any Financed Guaranteed Loan in connection with submitting a claim to such Guarantor for a Guarantee Payment in accordance with the terms of the applicable Guarantee Agreement.

            (c) The Eligible Lender Trustee shall, with the assistance of the Administrator as set forth below and on behalf of the Issuer, make reasonable efforts to claim, pursue and collect all Interest Subsidy Payments and Special Allowance Payments from the Department with respect to any of the Financed Federal Loans as and when the same shall become due and payable, shall comply with all applicable laws and agreements with respect to claiming, pursuing and collecting such payments and shall follow such practices and procedures as the Administrator follows with respect to its own student loans. All amounts so collected by the Eligible Lender Trustee shall constitute Group I Available Funds for the applicable Collection Period and shall be deposited into the Group I Collection Account Sub-Account, in accordance with Section 5.02. In connection therewith, the Administrator shall prepare and file with the Department on a timely basis all claims forms and other documents and filings necessary or appropriate in connection with the claiming of Interest Subsidy Payments and Special Allowance Payments on behalf of the Eligible Lender Trustee and shall otherwise assist the Eligible Lender Trustee in pursuing and collecting such Interest Subsidy Payments and Special Allowance Payments from the Department. The Eligible Lender Trustee shall upon the written request of the Administrator furnish the Administrator with any power of attorney and other documents reasonably necessary or appropriate to enable the Administrator to prepare and file such claims forms and other documents and filings.

            The Eligible Lender Trustee may permit trusts, other than the Trust, established by the Depositor or KBUSA to securitize student loans to use the Department lender identification number applicable to the Trust. In such event, the Eligible Lender Trustee may claim and collect Interest Subsidy Payments and Special Allowance Payments with respect to Group I Student Loans in the Trust and student loans in such other trusts using such common lender identification number. Notwithstanding anything herein or in the Basic Documents to the contrary, any amounts assessed against payments (including, but not limited to, Interest Subsidy Payments and Special Allowance Payments) due from the Department or any Federal Guarantor to any such other trust using such common lender identification number as a result of amounts (including, but not limited to, the Federal Consolidation Loan Rebate) owing to the Department or any Federal Guarantor from the Trust will be deemed for all purposes hereof and of the Basic Documents (including for purposes of determining amounts paid by the Department or any Federal Guarantor with respect to the student loans in the Trust and such other trust) to have been assessed against the Trust and shall be deducted by the Eligible Lender Trustee or the Master Servicer and paid to such other trust from any collections made by them which would otherwise have been payable to the Group I Collection Account Sub-Account for the Trust. If so specified in the servicing agreement applicable to any such other trust, any amounts assessed against payments due from the Department or any Federal Guarantor to the Trust as a result of amounts owing to the Department or any Federal Guarantor from such other trust using such common lender identification number will be deemed to have been assessed against such other trust and will be deducted by the Eligible Lender Trustee or the Master Servicer from any collections made by them which would otherwise be payable to the collection account for such other trust and paid to the Trust.

            SECTION 4.03 Realization upon Financed Student Loans. For the benefit of the Noteholders, the Securities Insurer and the Issuer, the Master Servicer shall (or shall cause the applicable Sub-Servicer to) use reasonable efforts consistent with its customary servicing practices and procedures and including all efforts that may be specified under the Higher Education Act or any applicable Guarantee Agreement in its servicing (or sub-servicing) of any delinquent Group I or Group II Student Loans.

            SECTION 4.04 Computation of Note Interest Rate. Prior to each Determination Date, the Administrator shall determine each Note Interest Rate that will be applicable to the Distribution Date following such Determination Date, in compliance with its obligation to prepare and deliver an Administrator's Certificate on such Determination Date pursuant to Section 4.08. In connection therewith, the Administrator shall calculate Three-Month LIBOR in accordance with the definition thereof and shall also determine each of the Student Loan Rates with respect to the Group I and Group II Student Loans with respect to such Distribution Date.

            SECTION 4.05 No Impairment. The Master Servicer shall not (nor shall it permit the applicable Sub-Servicer to) impair the rights of the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Securities Insurer (with respect to the Group II Student Loans only), the Swap Counterparty (with respect to the Group I Student Loans only) or the holders of Notes in such Financed Student Loans.

            SECTION 4.06 Purchase of Financed Student Loans; Reimbursement. The Eligible Lender Trustee or the Master Servicer (or the applicable Sub-Servicer on its behalf) shall inform the other party as well as the Indenture Trustee, the Securities Insurer, the Swap Counterparty, the Depositor and KBUSA promptly, in writing, upon the discovery of any breach pursuant to Section 4.01, 4.02, 4.03 or 4.05. Unless the breach shall have been cured within 60 days following such discovery (or, at the Master Servicer's election, the last day of the first month following such discovery), the Master Servicer shall purchase any Group I or Group II Student Loan in which the interests of the Securities Insurer (with respect to the Group II Student Loans only), the Swap Counterparty (with respect to the Group I Student Loans only) or the holders of related group of Notes are materially and adversely affected in the aggregate by any such breach (as determined by the Securities Insurer with respect to Group II Student Loans only (unless a Securities Insurer Default has occurred and is continuing, then in such case the Master Servicer)), as of the first day succeeding the end of such 60-day period that is the last day of a Collection Period (it being understood that any such breach that does not affect any Guarantor's obligation to guarantee payment of such Group I or Group II Student Loan in accordance with Guarantee Agreements will not be considered to have a material adverse effect for this purpose). If the Master Servicer takes any action or fails to take any action (including, without limitation, all actions taken or not taken by a Sub-Servicer on its behalf) during any Collection Period pursuant to the sections referred to above that impairs the rights of the Issuer, the Indenture Trustee, the Eligible Lender Trustee, the Securities Insurer (with respect to the Group II Student Loans only), the Swap Counterparty (with respect to the Group I Student Loans only) or the holders of the related group of Notes in any Financed Student Loan or otherwise than as provided in such sections, the Master Servicer shall purchase such Group I or Group II Student Loan as of the last day of such Collection Period. In consideration of the purchase of any such Group I or Group II Student Loan pursuant to either of the two preceding sentences, the Master Servicer shall remit the related Purchase Amount in the manner specified in Section 5.04. In addition, if any such breach by the Master Servicer (or a Sub-Servicer acting on its behalf) does not trigger such a purchase obligation but does result in the refusal by a Federal Guarantor to guarantee all or a portion of the accrued interest, or the loss (including any obligation of the Issuer to repay to the Department) of certain Interest Subsidy Payments and Special Allowance Payments, with respect to a Financed Federal Loan, then, unless such breach, if curable, is cured within 60 days, the Master Servicer shall reimburse the Issuer by remitting an amount equal to the sum of all such non-guaranteed interest amounts and such forfeited Interest Subsidy Payments and Special Allowance Payments in the manner specified in Section 5.04. Subject to
Section 7.02, the sole remedy of the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the holders of related group of Notes, the Securities Insurer (with respect to the Group II Student Loans only) and Swap Counterparty (with respect to the Group I Student Loans only) with respect to a breach pursuant to
Section 4.01, 4.02, 4.03 or 4.05 shall be to require the Master Servicer to purchase such Group I and/or Group II Student Loans or to reimburse the Issuer as provided above pursuant to this Section. The Eligible Lender Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the purchase of any Group I or Group II Student Loan or the reimbursement for any interest penalty pursuant to this Section 4.06. Notwithstanding the foregoing, the Master Servicer, at its option, may permit or cause a Sub-Servicer to purchase a Group I or Group II Student Loan from the Trust in its stead, in the manner and for the reasons set forth above.

            SECTION 4.07 Master Servicing Fee. (a) The Master Servicing Fee for each calendar month and each group of Financed Student Loans payable on each Monthly Servicing

Payment Date shall be equal to the amounts determined by reference to the schedule of fees as set forth in the Servicing Fee Schedule, attached hereto as Schedule E.

            (a)   [Reserved].

            SECTION 4.08 Administrator's Certificate; Servicer's Report. (a) On or before (i) the seventh day of each month (or, if any such day is not a Business Day, on the next succeeding Business Day), the Master Servicer shall (or shall cause each Sub-Servicer to) deliver to the Depositor, the Administrator and KBUSA a Servicer's Report with respect to the preceding calendar month containing all information necessary for the preparation of the applicable Subsequent Transfer Agreement (including Schedule A thereto), and
(ii) the Closing Date or the fifteenth day of each month (or, if any such day is not a Business Day, on the next succeeding Business Day) or any other Subsequent Transfer Date, the Master Servicer shall (or shall cause each Sub-Servicer to) deliver to the Administrator a Servicer's Report with respect to the preceding calendar month containing all information necessary for the Administrator's preparation of the Administrator's Officer's Certificate and the Administrator's Certificate covering such calendar month referred to in paragraphs (b) and (c) below.

            (b) On each Determination Date prior to a Monthly Servicing Payment Date that is not a Distribution Date, the Administrator shall deliver to the Eligible Lender Trustee, the Indenture Trustee, the Securities Insurer, the Depositor, the Swap Counterparty and (if the KBUSA is not the Administrator) KBUSA, an Officer's Certificate of the Administrator containing all information necessary to pay the Master Servicer the related Master Servicing Fee for each group of Financed Student Loans due on such Monthly Servicing Payment Date pursuant to Sections 5.05(b) and 5.06. In addition, on the Business Day preceding each Subsequent Transfer Date during the Funding Period, the Administrator shall deliver to the Eligible Lender Trustee, the Indenture Trustee, the Securities Insurer, the Depositor and (if KBUSA is not the Administrator) KBUSA, an Officer's Certificate of the Administrator containing all information necessary to make the transfers from the Group I and Group II Escrow Account, as applicable, and the Group I and Group II Pre-Funding Account, as applicable, on such Subsequent Transfer Date pursuant to Section 5.08.

            (c) On each Determination Date prior to a Distribution Date, the Administrator shall deliver to the Eligible Lender Trustee, the Indenture Trustee, the Securities Insurer, the Swap Counterparty, the Cap Counterparty, the Cap Provider, the Depositor and (if KBUSA is not the Administrator) to KBUSA, with a copy to the Rating Agencies, an Administrator's Certificate containing all information necessary to make the distributions pursuant to Sections 5.05, 5.06 and 5.08(c) and (d), if applicable, for the Collection Period preceding the date of such Administrator's Certificate, as well as (w) with respect to the Group II Cap Agreement, the amount of any Group II Cap Agreement Payment for such Distribution Date, (x) with respect to the Group I Swap Agreement, the amount of the Net Trust Swap Payment or the Net Trust Swap Receipt (and the related Net Payment or Net Receipt, as applicable), (y) (i) with respect to the Group I Basis Risk Cap Agreement, the amount of any Class I-[ ] Basis Risk Cap Payment, Class I-[ ] Basis Risk Cap Payment and Class I-[ ] Basis Risk Cap Payment, as the case may be, and (ii) with respect to the Group II Basis Risk Cap Agreement, the amount of any Class II-[ ] Basis Risk Cap Payment, Class II-[ ] Basis Risk Cap Payment, Class II-[ ] Basis Risk Cap Payment and Class II-[ ] Basis Risk Cap Payment for such Distribution Date, as the case may be, and (z) with respect to the Group II Insured Notes, the amount of any Deficiency Amount and any Preference Amounts, as applicable. In addition, the Administrator shall prepare and deliver to the Indenture Trustee any required Group II Insured Notes Guaranty Insurance Policy Notice to permit the Indenture Trustee to make a claim for an Insured Payment with respect to such Distribution Date under the Group II Insured Notes Guaranty Insurance Policy. All Group I and/or Group II Student Loans to be repurchased by the Depositor (or KBUSA on its behalf) or purchased by the Master Servicer (or a Sub-Servicer on its behalf) or acquired by any Guarantor shall be identified by the Administrator by type of loan and borrower social security number with respect to such Group I or Group II Student Loan (as specified in Schedule A-1, A-2, B-1-A, B-1-B, B-2-A or B-2-B, as the case may be).

            SECTION 4.09 Annual Statement as to Compliance; Notice of Default.
(a) Each of the Administrator and the Master Servicer shall (and the Master Servicer shall cause each Sub-Servicer to) deliver to the Depositor, KBUSA, the Eligible Lender Trustee, the Securities Insurer, the Swap Counterparty, and the Indenture Trustee, on or before [March 15], [ ] and on or before [March 1] each year thereafter, an Officers' Certificate of the Administrator or Master Servicer (and each Sub-Servicer) as the case may be, dated as of [December 31] of the preceding year, stating that (i) a review of the activities of the Administrator or the Master Servicer (and each Sub-Servicer on its behalf), as the case may be, during the preceding 12-month period (or, in the case of the first such certificate, during the period from the Closing Date to [December 31, [ ]]) and of its performance under this Agreement (or the related Sub-Servicing Agreement, as applicable) has been made under such officers' supervision and
(ii) to the best of such officers' knowledge, based on such review, the Administrator or the Master Servicer (or such Sub-Servicer), as the case may be, has fulfilled all its obligations under this Agreement and the Administration Agreement (or the related Sub-Servicing Agreement), as applicable, throughout such year or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof. The Indenture Trustee shall send a copy of each such Officers' Certificate and each report referred to in Section 4.10 to the Rating Agencies. A copy of each such Officers' Certificate and each report referred to in Section 4.10 may be obtained by any holder of Notes or Note Owner by a request in writing to the Eligible Lender Trustee addressed to its Corporate Trust Office, together with evidence satisfactory to the Eligible Lender Trustee that such Person is one of the foregoing parties. Upon the telephone request of the Eligible Lender Trustee, the Indenture Trustee will promptly furnish the Eligible Lender Trustee a list of holders of Notes as of the date specified by the Eligible Lender Trustee.

            (b) The Master Servicer shall deliver to the Eligible Lender Trustee, the Indenture Trustee, the Depositor, the Securities Insurer, the Swap Counterparty and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an Officers' Certificate of the Master Servicer of any event which with the giving of notice or lapse of time, or both, would become a Master Servicer Default under Section 8.01(a)(1) or (2).

            (c) The Administrator shall deliver to the Eligible Lender Trustee, the Indenture Trustee, the Master Servicer, KBUSA, the Depositor, the Securities Insurer, the Swap Counterparty and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an Officers' Certificate of the Administrator of any event which with the giving of notice or lapse of time, or both, would become an Administrator Default under
Section 8.01(b)(1) or (2).

            SECTION 4.10 Annual Independent Certified Public Accountants' Report. Each of the Administrator and the Master Servicer shall (or the Master Servicer shall cause each Sub-Servicer to) cause a firm of independent certified public accountants, which may also render other services to the Administrator or the Master Servicer (or such Sub-Servicer), as the case may be, to deliver to the Depositor, the Eligible Lender Trustee, the Securities Insurer, the Swap Counterparty and the Indenture Trustee on or before March 1 of each year beginning [March 1], [ ], a report addressed to the said parties, to the effect that such firm has examined certain documents and records relating to the servicing of the Financed Student Loans during the preceding calendar year (or, in the case of the first such report, during the period from the date hereof to [December 31], [ ]), and that, on the basis of the accounting and auditing procedures considered appropriate under the circumstances (but in any event, in accordance with standards established by the American Institute of Certified Public Accountants), such firm is of the opinion that such servicing was conducted in compliance with the terms of this Agreement, except for (i) such exceptions as such firm shall believe to be immaterial and (ii) such other exceptions as shall be set forth in such report. In the event such firm requires the Indenture Trustee and the Eligible Lender Trustee to agree to the procedures performed by such firm, the Master Servicer shall direct the Indenture Trustee in writing to so agree; it being understood and agreed that the Indenture Trustee and the Eligible Lender Trustee will deliver such letter of agreement in conclusive reliance upon the direction of the Master Servicer, and the Indenture Trustee and the Eligible Lender Trustee make no independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.

            Such report will also indicate that the firm is independent of the Administrator or the Master Servicer (or such Sub-Servicer), as the case may be, within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

            In addition, the Master Servicer (and each Sub-Servicer) shall comply with, and the examination performed by each such firm of independent certified public accountants as required by this Section 4.10 will be performed and delivered in accordance with the, Audit Guide, Compliance Audits (Attestation Engagements) for Lenders and Lender Servicers Participating in the Federal Family Education Loan Program (Audit Guide), issued by the Department, Office of the Inspector General, dated October 1996 or as subsequently revised and deliver such report in accordance with regulation.

            SECTION 4.11 Access to Certain Documentation and Information Regarding Financed Student Loans. Upon reasonable prior notice, the Master Servicer shall (or shall cause the Custodian or the Sub-Servicers to) provide to the Securities Insurer, the Depositor, the Swap Counterparty and the holders of the related group of Notes access to the related Financed Student Loan Files in such cases where the Securities Insurer, the Swap Counterparty or the holders of the related group of Notes shall be required by applicable statutes or regulations to review such documentation, as demonstrated by evidence satisfactory to the Master Servicer (the Custodian under the Custodial Agreement, if applicable, and the applicable Sub-Servicer under the related

Sub-Servicing Agreement) in its (or their) reasonable judgment. Access shall be afforded without charge, but only upon reasonable request and during the normal business hours at the respective offices of the Master Servicer (or the Custodian, if applicable, or the applicable Sub-Servicer). Nothing in this Section shall affect the obligation of the Master Servicer (or the Custodian, if applicable, or the applicable Sub-Servicer on its behalf) to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Master Servicer (or the Custodian, if applicable, or the applicable Sub-Servicer) to provide access to information as a result of such obligation shall not constitute a breach of this Section.

            SECTION 4.12 Master Servicer and Administrator Expenses. The Master Servicer and the Administrator shall be severally required to pay or cause to be paid all expenses incurred by it (or its agents acting on its behalf) in connection with its activities hereunder, including fees and disbursements of independent accountants, taxes imposed on the Master Servicer or the Administrator, as the case may be, and expenses incurred in connection with distributions and reports to the Administrator, the Securities Insurer, the Swap Counterparty, the Depositor, the Eligible Lender Trustee, or to the holders of the related group of Notes, as the case may be.

            SECTION 4.13 Appointment of Sub-Servicers. The Master Servicer may at any time, (i) upon the written consent of the Administrator and (with respect to the Group II Student Loans only and provided that no Securities Insurer Default has occurred and is continuing) the Securities Insurer, appoint one or more Sub-Servicers to perform all or any portion of its obligations as Master Servicer hereunder, provided, that the Rating Agency Condition shall have been satisfied in connection therewith, and (ii) without notice or consent, delegate specific duties to sub-contractors who are in the business of performing such duties; provided, however, that the Master Servicer shall remain obligated and be liable to the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Securities Insurer (with respect to the Group II Student Loans only) and the holders of the related group of Notes for the servicing and administering of the Group I and Group II Student Loans, in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such Sub-Servicer or other delegation of such duties and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Group I and Group II Student Loans. The fees and expenses of each Sub-Servicer (and any such sub-contractors) shall be as agreed between the Master Servicer and the applicable Sub-Servicer or sub-contractor from time to time and none of the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Securities Insurer, the Swap Counterparty or the holders of Notes shall have any responsibility therefor. The parties hereto and the Securities Insurer hereby acknowledge and consent to the appointment of [PHEAA and Great Lakes] as the initial Sub-Servicers (and custodians of the Financed Student Loans each such Sub-Servicer is servicing) pursuant to the [PHEAA Sub-Servicing Agreements and the Great Lakes Sub-Servicing Agreements], respectively, and acknowledge that the requirements of this Section 4.13 are deemed to have been met with respect to PHEAA and Great Lakes. With respect to the Group II Student Loans only, the Master Servicer hereby agrees to obtain the approval of the Securities Insurer with respect to the appointment of any additional or replacement Sub-Servicer, to the extent the identity of such proposed new Sub-Servicer has not been included in the Insurance Agreement (provided that no Securities Insurer Default has occurred and is continuing). In addition, with respect to the Group II Student Loans only, the prior written consent of the Securities Insurer (provided that no

Securities Insurer Default has occurred and is continuing) is required for any sub-servicing agreement not substantially in the form of the [Great Lakes Sub-Servicing Agreements or the PHEAA Sub-Servicing Agreements].

            SECTION 4.14 Special Programs. The Master Servicer may at its option, but is under no obligation to, offer (and may permit the Sub-Servicers to offer) borrowers of the Group I and Group II Student Loans certain special incentive programs, whether or not in existence as of the date of this Agreement, generally offered to the obligors of comparable loans owned by the Seller; provided, however, that to the extent such programs have the effect of reducing the yield on the related Group I or Group II Student Loans (either by reducing borrower payments or reducing principal balance), such special programs shall be applied to borrowers of Group I or Group II Student Loans only if and to the extent the Issuer receives payment from the Depositor (or KBUSA on its behalf) in an amount sufficient to offset such reduction of yield netted against any payments owed by the Trust to the Depositor pursuant to this Agreement unless such programs are: (a) in existence as of the date of this Agreement; (b) required by the Higher Education Act (in the case of the Financed Federal Loans), or (c) part of the special incentive program designated as the "Keys2Repay Program".

            SECTION 4.15 Maintenance of Fidelity Bond and Errors and Omission Policy. The Master Servicer shall maintain in full force and effect, at such time as its long-term debt is rated less than "A-" by S&P or "A3" by Moody's, a policy or policies of insurance covering errors and omissions and a fidelity bond in respect of its officers, employees and agents with a fidelity bond provider rated not less than "A-" by S&P, "A3" by Moody's or "A-" by A.M. Best Company, Inc. Such policy or policies and such fidelity bond shall be in such form and amounts as is generally customary among Persons that service a portfolio of student loans having an aggregate principal amount of $100,000,000 or more and that are generally regarded as servicers acceptable to institutional investors.

                                   ARTICLE V

                            Distributions; Accounts;
                            Statements to Noteholders

            SECTION 5.01 Establishment of Trust Accounts. (a) (i) The Administrator, for the benefit of the Noteholders, the Securities Insurer and the Issuer, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders, the Issuer, the Securities Insurer (with respect to collections with respect to the Group II Student Loans only) and the Swap Counterparty (with respect to collections with respect to the Group I Student Loans only). The Collection Account will have two separate sub-accounts: the first, wherein collections with respect to the Group I Student Loans will be deposited for the benefit of the Group I Noteholders and the Swap Counterparty (for amounts due under the Group I Interest Rate Swap) (the "Group I Collection Account Sub-Account"), and the second wherein collections with respect to the Group II Student Loans will be deposited for the benefit of the Group II Noteholders and the Securities Insurer (the "Group II Collection Account Sub-Account"). The Collection Account will initially be established as a segregated account at KeyBank National Association in the name of the Indenture Trustee. The Depositor will make an initial deposit on the Closing Date into (x) the Group I Collection Account Sub-Account of cash or certain Eligible Investments equal to $[ ] and
(y) the Group II Collection Account Sub-Account of cash or certain Eligible Investments equal to $[ ].

            (ii) The Administrator, for the benefit of the Noteholders and the Issuer, shall establish and maintain in the name of the Indenture Trustee two Eligible Deposit Accounts (the "Reserve Accounts"), one with respect to the Group I Notes (the "Group I Reserve Account") and the other with respect to the Group II Notes (the "Group II Reserve Account") each bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders, the Issuer, the Securities Insurer (with respect to the Group II Reserve Account only) and the Swap Counterparty (with respect to the Group I Reserve Account only). The Reserve Accounts each initially will be established as segregated accounts at KeyBank National Association in the name of the Indenture Trustee. The Depositor will make an initial deposit on the Closing Date into (x) the Group I Reserve Account of cash or certain Eligible Investments equal to $[ ] and (y) the Group II Reserve Account of cash or certain Eligible Investments equal to $[ ].

            (iii) The Administrator, for the benefit of the Noteholders and the Issuer, shall establish and maintain in the name of the Indenture Trustee two Eligible Deposit Accounts (the "Pre-Funding Accounts"), one with respect to the Group I Notes (the "Group I Pre-Funding Account") and the other with respect to the Group II Notes (the "Group II Pre-Funding Account") each bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders, the Issuer, the Securities Insurer (with respect to the Group II Pre-Funding Account only) and the Swap Counterparty (with respect to the Group I Pre-Funding Account only). The Pre-Funding Accounts each initially will be established as segregated accounts at KeyBank National Association in the name of the Indenture Trustee. The Group I Pre-Funding Account will have two separate sub-accounts, the Group I Subsequent Student Loan Pre-Funding Sub-Account (the "Group I Subsequent Student Loan Pre-Funding Sub-Account") and the Group I Other Student Loan Pre-Funding Sub-Account (the "Group I Other Student Loan Pre-Funding Sub-Account," and together with the Group I Subsequent Student Loan Pre-Funding Sub-Account, the "Group I Pre-Funding Sub-Accounts"). The Group II Pre-Funding Account will have two separate sub-accounts, the Group II Subsequent Student Loan Pre-Funding Sub-Account (the "Group II Subsequent Student Loan Pre-Funding Sub-Account") and the Group II Other Student Loan Pre-Funding Sub-Account (the "Group II Other Student Loan Pre-Funding Sub-Account," and together with the Group II Subsequent Student Loan Pre-Funding Sub-Account, the "Group II Pre-Funding Sub-Accounts"). The Depositor will make an initial deposit on the Closing Date into (x) the Group I Subsequent Student Loan Pre-Funding Sub-Account and the Group II Subsequent Student Loan Pre-Funding Sub-Account of cash or certain Eligible Investments equal to $[ ] (the "Group I Subsequent Student Loan Pre-Funded Amount") and $[ ] (the "Group II Subsequent Student Loan Pre-Funded Amount"), respectively, to be used for the purchase of Subsequent Student Loans, and (y) the Group I Other Student Loan Pre-Funding Sub-Account and the Group II Other Student Loan Pre-Funding Sub-Account of cash or certain Eligible Investments equal to $[ ] (the "Group I Other Student Loan Pre-Funded Amount") and $[ ] (the "Group II Other

      Student Loan Pre-Funded Amount"), respectively, to be used for the purchase of Other Student Loans.

            (iv) The Administrator, for the benefit of the Noteholders and the Issuer, shall establish and maintain in the name of the Indenture Trustee two Eligible Deposit Accounts (the "Escrow Accounts"), one with respect to the Group I Notes (the "Group I Escrow Account") and the other with respect to the Group II Notes (the "Group II Escrow Account") each bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Issuer, the Securities Insurer (with respect to the Group II Escrow Account only) and the Swap Counterparty (with respect to the Group I Escrow Account only). The Escrow Accounts each initially will be established as segregated accounts at KeyBank National Association in the name of the Indenture Trustee. The Depositor will make an initial deposit on the Closing Date into (x) the Group I Escrow Account of cash or certain Eligible Investments equal to $0 and (y) the Group II Escrow Account of cash or certain Eligible Investments equal to $0.

            (v) The Administrator, for the benefit of the Noteholders and the Issuer, shall establish and maintain in the name of the Indenture Trustee two Eligible Deposit Accounts (the "Basis Risk Cap Accounts"), one with respect to the Group I Notes (the "Group I Basis Risk Cap Account") and the other with respect to the Group II Notes (the "Group II Basis Risk Cap Account") each bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders, the Issuer, the Securities Insurer (with respect to the Group II Basis Risk Cap Account only) and the Swap Counterparty (with respect to the Group I Basis Risk Cap Account only). The Basis Risk Cap Accounts each initially will be established as segregated accounts at KeyBank National Association in the name of the Indenture Trustee.

            (b) Funds on deposit in the Collection Account, the Reserve Accounts, the Pre-Funding Accounts, the Basis Risk Cap Accounts, and the Escrow Accounts (collectively, the "Trust Accounts") shall be invested by the Indenture Trustee (or any custodian or designated agent with respect to any amounts on deposit in such accounts) in Eligible Investments pursuant to written instructions by the Administrator; provided, however, it is understood and agreed that neither the Administrator nor the Indenture Trustee shall be liable for any loss arising from such investment in Eligible Investments. All such Eligible Investments shall be held by (or by any custodian on behalf of) the Indenture Trustee for the benefit of the Noteholders and the Issuer; provided that on the Business Day preceding each Distribution Date all interest and other investment income (net of losses and investment expenses) on funds on deposit therein shall be deposited into the Group I Collection Account Sub-Account (with respect to all Trust Accounts relating to the Group I Notes or the Group I Student Loans) or the Group II Collection Account Sub-Account (with respect to all Trust Accounts relating to the Group II Notes or the Group II Student Loans) and shall constitute a portion of the Group I or Group II Available Funds, respectively, for such Distribution Date. Other than as described in the following proviso or as otherwise permitted by the Rating Agencies and the Securities Insurer (provided no Securities Insurer Default has occurred and is continuing), funds on deposit in the Trust Accounts shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Business Day preceding the following Distribution Date; provided, however, that funds on deposit in Trust Accounts may, and all funds on deposit in the Basis Risk Cap

Accounts shall, be invested in Eligible Investments of the Indenture Trustee which may mature so that such funds will be available on such Distribution Date. Funds deposited in a Trust Account on a Business Day which immediately precedes a Distribution Date upon the maturity of any Eligible Investments are not required to be invested overnight.

            (c) (i) The Indenture Trustee, on behalf of the related group of Noteholders, the Securities Insurer (with respect to Trust Accounts relating to the Group II Insured Notes and Group II Student Loans only) and the Swap Counterparty (with respect to Trust Accounts relating to the Group I Notes and the Group I Student Loans only), shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Indenture Trust Estate. Subject to the Administrator's power to instruct the Indenture Trustee pursuant to paragraph
(b) above and paragraph (c)(iii) below, the Trust Accounts shall be under the sole dominion and control of the Indenture Trustee for the benefit of the related group of Noteholders, the Securities Insurer (with respect to Trust Accounts relating to the Group II Insured Notes and Group II Student Loans only) and the Swap Counterparty (with respect to Trust Accounts relating to the Group I Notes and the Group I Student Loans only). If, at any time, any of the Trust Accounts ceases to be an Eligible Deposit Account, the Indenture Trustee (or the Administrator on its behalf) agrees, by its acceptance hereto, that it shall within 5 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency and the Securities Insurer (with respect to Trust Accounts relating to the Group II Insured Notes or Group II Student Loans and provided that no Securities Insurer Default has occurred and is continuing) may consent) establish a new Trust Account as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Trust Account. In connection with the foregoing, the Administrator agrees that, in the event that any of the Trust Accounts are not accounts with the Indenture Trustee, the Administrator shall notify the Indenture Trustee, the Securities Insurer and the Swap Counterparty, in writing, promptly upon any of such Trust Accounts ceasing to be an Eligible Deposit Account. In the event that Key Bank USA, National Association is no longer the Administrator and the Master Servicer, the Indenture Trustee shall, at the written direction of the Securities Insurer (with respect to the Trust Accounts relating to the Group II Insured Notes or Group II Student Loans only and provided that no Securities Insurer Default has occurred and is continuing), establish new Trust Accounts at an institution other than KeyBank National Association.

            (ii) With respect to the Trust Account Property, the Indenture Trustee agrees, by its acceptance hereof, that:

            (A) any Trust Account Property that is held in deposit accounts shall be held solely in Eligible Deposit Accounts, subject to the penultimate sentence of Section 5.01(c)(i); and, subject to Section 5.01(b), each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Indenture Trustee, and the Indenture Trustee shall have sole signature authority with respect thereto;

            (B) any Trust Account Property shall be Delivered to the Indenture Trustee in accordance with the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Indenture Trustee or such other Person acting solely for the Indenture Trustee as required for Delivery;

            (C) In the event that the Indenture Trustee, in its capacity as securities intermediary has or subsequently obtains by agreement, operation of law or otherwise a security interest in the Trust Accounts or any security entitlement credited thereto, the Indenture Trustee, in its capacity as securities intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Indenture Trustee. The financial assets and other items deposited to the Trust Accounts will not be subject to deduction, set-off, banker's lien, or any other right in favor of any person other than the Indenture Trustee (except that the Indenture Trustee, in its capacity as securities intermediary may set off (i) the face amount of any checks which have been credited to the Trust Accounts but are subsequently returned unpaid because of uncollected or insufficient funds, and (ii) with respect to Trust Accounts relating to the Group II Insured Notes or Group II Student Loans only and provided that a Securities Insurer Default has occurred and is continuing or the Securities Insurer has been removed pursuant to
      Section 8A.5 of the Indenture, all amounts due to it in respect of its customary fees and expenses for the routine maintenance and operation of the Trust Accounts.

            (D) The Administrator shall have the power, revocable for cause or upon the occurrence and during the continuance of an Administrator Default by the Indenture Trustee or the Securities Insurer (with respect to matters affecting the Group II Insured Notes only) or by the Eligible Lender Trustee with the consent of the Indenture Trustee and the Securities Insurer (with respect to matters affecting the Group II Insured Notes only), to instruct the Indenture Trustee to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Master Servicer, the Administrator or the Eligible Lender Trustee to carry out its respective duties hereunder or permitting the Indenture Trustee to carry out its duties under the Indenture.

            SECTION 5.02. Collections. The Master Servicer shall (or shall cause the applicable Sub-Servicers to) remit within two Business Days of receipt thereof to the Group I Collection Account Sub-Account (with respect to the Group I Student Loans) or the Group II Collection Account Sub-Account (with respect to the Group II Student Loans) all payments by or on behalf of the Obligors with respect to the Group I and Group II Student Loans, respectively (other than Purchased Student Loans), and all related Liquidation Proceeds and Recoveries, as collected during the Collection Period. Notwithstanding the foregoing, for so long as (i) Key Bank USA, National Association (or its Affiliate) is the Administrator, (ii) no Administrator Default shall have occurred and be continuing, (iii) the Administrator's long-term debt is rated at least "A-" by S&P and "A3" by Moody's and (iv) prior to ceasing daily remittances to the applicable sub-account of the Collection Account, the Rating Agency Condition shall have been satisfied (which the parties hereto agree shall be deemed to have been satisfied on the Closing Date) (and any conditions or limitations imposed by the Rating Agencies in connection therewith are complied with), the Master Servicer shall (or shall cause the applicable Sub-Servicers to) remit such collections within two Business Days of receipt thereof to the Administrator, and the Administrator need not deposit such collections into the Group I Collection Account Sub-Account or the Group II Collection Account Sub-Account, as applicable, until one Business Day immediately prior to the next following Distribution Date; provided, however, that, notwithstanding the foregoing, on or before the Business Day preceding each Monthly Servicing Payment Date that is not a Distribution Date, the Administrator shall deposit into the Group I Collection Account Sub-Account or the Group II Collection Account Sub-Account, as applicable, that portion of such amounts received by it that is equal to the related Master Servicing Fee payable on such date. In the event that any of the foregoing conditions for ceasing daily remittances shall no longer be satisfied, then the Administrator shall deposit all collections held by it into the Group I Collection Account Sub-Account or the Group II Collection Account Sub-Account, as applicable, within two Business Days of receipt thereof. For purposes of this
Article V, the phrase "payments by or on behalf of Obligors" shall mean payments made with respect to the Group I or Group II Student Loans, as applicable, by or on behalf of borrowers thereof and the Guarantors (but excluding the Department).

            SECTION 5.03. Application of Collections. (a) With respect to each Group I and Group II Student Loan, all collections (including all Guarantee Payments) with respect thereto for the Collection Period shall be applied to interest and principal on such Group I or Group II Student Loan, as applicable, by the Master Servicer (or the applicable Sub-Servicer on its behalf) in accordance with its customary practice by allocating to interest the portion of such collection equal to the product of (A) the applicable interest rate on such Group I or Group II Student Loan, as applicable (B) the unpaid principal balance of such Group I or Group II Student Loan, as applicable, and (C) the period of time elapsed since the preceding payment of interest on such Group I or Group II Student Loan, as applicable, was made (over the actual number of days in a year) ("Interest Collections") and by allocating the remainder of such collection to principal.

            (b) All Liquidation Proceeds shall be applied to the related Group I or Group II Student Loan, as applicable.

            SECTION 5.04. Additional Deposits. (a) Within two Business Days after receipt thereof, the Eligible Lender Trustee shall deposit in the Group I Collection Account Sub-Account the aggregate amount of Interest Subsidy Payments and Special Allowance Payments received by it with respect to the Financed Federal Loans. The Master Servicer shall (or shall cause the applicable Sub-Servicers to) deposit in the Group I Collection Account Sub-Account or the Group II Collection Account Sub-Account, as applicable, the aggregate Purchase Amount with respect to Purchased Student Loans, which are Group I or Group II Student Loans, and all other amounts to be paid by the Master Servicer under
Section 4.06 when such amounts are due, and the Depositor (or KBUSA on its behalf) shall deposit or cause to be deposited therein the aggregate Purchase Amount with respect to Purchased Student Loans and all other amounts to be paid by the Depositor (or KBUSA on its behalf) or the Master Servicer, as applicable, under Sections 3.02 and 9.01 when such amounts are due.

            (b) The Indenture Trustee shall remit to the Group II Collection Account Sub-Account all Insured Payments delivered pursuant to a Group II Insured Notes Guaranty Insurance Policy Notice on the date of receipt thereof from the Securities Insurer; provided that all Insured Payments shall be distributed only to the holders of the Group II Insured Notes in accordance with the terms of the Group II Insured Notes Guaranty Insurance Policy and such amounts may not be applied in any other manner, except for the return of monies to the Securities Insurer that were deposited in excess of all Insured Payments.

            (c) (i) (X) On the Determination Date preceding each Distribution Date prior to the termination of the Group I Basis Risk Cap Agreement, the Administrator, in its capacity as calculation agent under the Group I Basis Risk Cap Agreement, shall determine the amount, if any, of the Class I-[ ] Basis Risk Cap Payment, Class I-[ ] Basis Risk Cap Payment and Class I-[ ] Basis Risk Cap Payment for such Distribution Date and shall instruct the Cap Provider to deposit such amounts into the Group I Basis Risk Cap Account on the Business Day prior to such Distribution Date. In addition, upon the occurrence of an event of default under the Group I Basis Risk Cap Agreement or an early termination of the Group I Basis Risk Cap Agreement, the Administrator shall instruct the Cap Provider to deposit the amount of any termination payment into the Group I Basis Risk Cap Account; and
(Y) on the Determination Date preceding each Distribution Date prior to the termination of the Group II Basis Risk Cap Agreement, the Administrator, in its capacity as calculation agent under the Group II Basis Risk Cap Agreement, shall determine the amount, if any, of the Class II-[ ] Basis Risk Cap Payment, Class II-[ ] Basis Risk Cap Payment, Class II-[ ] Basis Risk Cap Payment and Class II-[ ] Basis Risk Cap Payment for such Distribution Date and shall instruct the Cap Provider to deposit such amounts into the Group II Basis Risk Cap Account on the Business Day prior to such Distribution Date. In addition, upon the occurrence of an event of default under the Group II Basis Risk Cap Agreement or an early termination of the Group II Basis Risk Cap Agreement, the Administrator shall instruct the Cap Provider to deposit the amount of any termination payment into the Group II Basis Risk Cap Account.

            (ii) With respect to the Group I Swap Agreement, on the Determination Date preceding each Distribution Date prior to the termination of the Group I Interest Rate Swap, the Administrator, in its capacity as calculation agent under the Group I Interest Rate Swap shall determine the amount, if any, of the Net Trust Swap Payment, the Net Trust Swap Payment Carryover Shortfall, the Net Trust Swap Receipt and the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date. With respect to the Group I Swap Agreement, the Administrator on the related Determination Date shall either (I) instruct the Indenture Trustee, on behalf of the Trust, to make a distribution to the Swap Counterparty on the related Distribution Date, in an amount equal to the excess of the amount of the Trust Swap Payment Amount over the amount of the Trust Swap Receipt Amount (a "Net Payment"), in the priority set forth in Section 5.05(c)(X)(3), or (II) instruct the Swap Counterparty to deposit an amount equal to the excess of the amount of the Trust Swap Receipt Amount over the amount of the Trust Swap Payment Amount (a "Net Receipt"), into the Group I Collection Account Sub-Account on each Distribution Date. In addition, upon the occurrence of an event of default under the Group I Interest Rate Swap or an early termination of the Group I Interest Rate Swap, the Administrator shall either instruct the Swap Counterparty to deposit the amount of any Termination Payment owed to the Trust into the Group I Collection Account Sub-Account or instruct the Indenture Trustee to make any related Termination Payment owed to the Swap Counterparty, in the priority set forth in either Section 5.05(c)(X)(3) or 5.05(c)(X)(10).

            (iii) With respect to the Group II Cap Agreement, on the Determination Date preceding each Distribution Date to and including the [ ] [ ]Distribution Date, the Administrator, in its capacity as calculation agent under the Group II Cap Agreement, shall determine the amount, if any, of the Group II Cap Agreement Payment for such Distribution Date and shall instruct the Cap Counterparty to deposit such amount into the Group II Reserve Account on or before the related Distribution Date.

            SECTION 5.05. Distributions. (a) On each Determination Date, the Administrator shall calculate all amounts required to determine the amounts to be transferred from each of the Trust Accounts into the applicable sub-account of the Collection Account, the amounts to be distributed therefrom on the related Monthly Servicing Payment Date or Distribution Date, the Class I-[ ] Basis Risk Cap Payment, Class I-[ ] Basis Risk Cap Payment, Class I-[ ] Basis Risk Cap Payment, Class II-[ ] Basis Risk Cap Payment, Class II-[ ] Basis Risk Cap Payment, Group II-[ ] Basis Risk Cap Payment, Group II-[ ] Basis Risk Cap Payment, Group I Basis Risk Cap Funds and Group II Basis Risk Cap Funds, if any, the Group II Cap Agreement Payment, if any, and the amounts owed under the Group I Interest Rate Swap, pursuant to Section 5.04(c)(ii) above. The Administrator, in its capacity as calculation agent under the Administration Agreement, shall instruct the Indenture Trustee in writing (based on the information contained in the Administrator's Certificate delivered pursuant to Section 4.08(a)), to withdraw from the Group I or Group II Basis Risk Cap Account, as applicable, the amount of any Group I or Group II Basis Risk Cap Funds, respectively, and to distribute such amounts to the Group I or Group II Noteholders, respectively, on the related Distribution Date as provided in Section 5.05(c).

            (b) On each Monthly Servicing Payment Date that is not a Distribution Date, the Administrator shall instruct the Indenture Trustee in writing (based on the information contained in the Administrator's Officer's Certificate and each related Servicer's Report delivered pursuant to Section 4.08(a) and (b)) to distribute to the Master Servicer by 11:00 a.m. (New York time), from and to the extent of the Group I or Group II Available Funds on deposit in the Group I Collection Account Sub-Account or the Group II Collection Account Sub-Account, respectively, the related Master Servicing Fee with respect to the Group I or Group II Student Loans, as applicable, due with respect to the preceding calendar month and all related unpaid Master Servicing Fees from prior months, and the Indenture Trustee shall comply with such instructions.

            (c) (X) With respect to the Group I Notes, on each Distribution Date, the Administrator shall instruct the Indenture Trustee in writing (based on the information contained in the Administrator's Certificate and each related Servicer's Report delivered pursuant to Section 4.08(a) and (c)) to make the following deposits and distributions to the Persons or to the account specified below by 11:00 a.m. (New York time), to the extent of the amount of Group I Available Funds in the Group I Collection Account Sub-Account, in the following order of priority and the Indenture Trustee shall comply with such instructions:

            (1) to the Master Servicer, the Master Servicing Fee with respect to the Group I Student Loans due on such Distribution Date and all prior unpaid Master Servicing Fees allocated to the Group I Student Loans;

            (2) from the amount of Group I Available Funds remaining after the application of clause (1), to the Administrator, the portion of the Administration Fee allocated to the Group I Notes and all unpaid Administration Fees from prior Collection Periods allocated to the Group I Notes;

            (3) from the amount of Group I Available Funds remaining after the application of clauses (1) and (2), (x) to the holders of the Group I Class [ ] Notes, the

Noteholders' Interest Distribution Amount for the Group I Class [ ] Notes pursuant to Section 8.02(c)(X)(i) of the Indenture, and (y) and to the Swap Counterparty, the Net Payment with respect to the Group I Interest Rate Swap, if any, for such Distribution Date, and the remainder of any related Termination Payment resulting from an Event of Default (as defined in the Group I Interest Rate Swap) to the extent that the Trust is the Defaulting Party (as defined in the Group I Interest Rate Swap) (other than an Event of Default specified in
Section 5(a)(i) of the Group I Interest Rate Swap), pro rata, based on the ratio of each such amount to the total of such amounts;

            (4) from the amount of Group I Available Funds remaining after the application of clauses (1) through (3), to the Group I Reserve Account, an amount, up to the amount, if any, necessary to reinstate the balance of the Group I Reserve Account to the related Specified Reserve Account Balance;

            (5) from the amount of Group I Available Funds remaining after the application of clauses (1) through (4) and provided that a Subordinate Note Interest Trigger for the Group I Notes is not in effect on such Distribution Date, to the holders of the Class I-[ ] Notes, the Noteholders' Interest Distribution Amount for the Class I-[ ] Notes pursuant to Section 8.02(c)(X)(ii) of the Indenture;

            (6) from the amount of Group I Available Funds remaining after the application of clauses (1) through (5), to the holders of the Group I Notes, the Group I Principal Distribution Amount pursuant to Section 8.02(c)(X)(iii) of the Indenture, in the following order of priority: (a) prior to the Stepdown Date, or after the Stepdown Date if a Subordinate Note Principal Trigger for the Group I Notes is in effect, the Group I Principal Distribution Amount for the Group I Notes will be payable solely to the Group I Senior Notes in sequential order beginning with the Class I-[ ] Notes until paid in full, then to the Class I-[ ] Notes until paid in full, and then to the Class I-[ ] Notes; and (b) after the Stepdown Date and so long as no Subordinate Note Principal Trigger for the Group I Notes is in effect, the related Senior Percentage of the Principal Distribution Amount for the Group I Notes will be payable to the Group I Senior Notes (in the same order of priority as described in the preceding sentence) and the Subordinate Percentage of the Group I Principal Distribution Amount will be payable to the Class I-[ ] Notes;

            (7) from the amount of Group I Available Funds remaining after the application of clauses (1) through (6) and in the event that a Subordinate Note Interest Trigger for the Group I Notes is in effect on such Distribution Date, to the holders of the Class I-[ ] Notes, the Noteholders' Interest Distribution Amount for the Class I-[ ] Notes pursuant to Section 8.02(c)(X)(iv) of the Indenture;

            (8) from (x) the amount of Group I Available Funds remaining after the application of clauses (1) through (7), and (y) the Group I Basis Risk Cap Funds, if any, to the holders of the Group I Class [ ] Notes on a pro rata basis based on the amount of any related Noteholders' Interest Index Carryover owing on each such Class of Group I Class [ ] Notes, the aggregate unpaid amount of such Noteholders' Interest Index Carryover, if any, with respect to the Group I Class [ ] Notes;

            (9) from (x) the amount of Group I Available Funds remaining after the application of clauses (1) through (8), and (y) the Group I Basis Risk Cap Funds remaining after application of clause (8), if any, to the holders of the Class I-[ ] Notes, the aggregate unpaid amount of related Noteholders' Interest Index Carryover, if any, with respect to the Class I-[ ] Notes;

            (10) from the amount of Group I Available Funds remaining after the application of clauses (1) through (9), to the Swap Counterparty, all Termination Payments and all other unpaid amounts owed to the Swap Counterparty under the Group I Interest Rate Swap not paid pursuant to clause (3) above;

            (11) from the amount of Group I Available Funds remaining after the application of clauses (1) through (10), to the Cap Provider, an amount sufficient to reimburse the Cap Provider for all Class I-[ ] Basis Risk Cap Payments, Class I-[ ] Basis Risk Cap Payments, Class I-[ ] Basis Risk Cap Payments, and any other amounts due to the Cap Provider under the Group I Interest Rate Cap and not previously reimbursed; and

            (12) from the amount of Group I Available Funds remaining after the application of clauses (1) through (11), after all payments shown above are made, and if Group II Available Funds (and Group II Basis Risk Cap Funds, if applicable) are insufficient to make all required payments to the Group II Noteholders, the Master Servicer, the Administrator, the Securities Insurer and/or the Cap Provider (in each case with respect to the Group II Student Loans), as applicable, on such Distribution Date, any remaining amounts shall be paid to the Group II Noteholders, the Master Servicer, the Administrator, the Securities Insurer and/or the Cap Provider, as applicable, in the order and for the purposes set forth in Section 5.05(c)(Y) of this Agreement, or Section 5.04(b)(Y) or Section 5.04(c)(Y) of the Indenture, as applicable, up to the amount of such deficiency in Group II Available Funds; and

            (13) to the Eligible Lender Trustee for distribution to the Certificateholder in accordance with the terms of the Trust Agreement, the amount of Group I Available Funds remaining after the application of clauses (1) through (12).

            (Y) With respect to the Group II Notes, on each Distribution Date, the Administrator shall instruct the Indenture Trustee in writing (based on the information contained in the Administrator's Certificate and each related Servicer's Report delivered pursuant to Section 4.08(a) and (c)) to make the following deposits and distributions to the Persons or to the account specified below by 11:00 a.m. (New York time), to the extent of the amount of Group II Available Funds in the Group II Collection Account Sub-Account, in the following order of priority and the Indenture Trustee shall comply with such instructions:

            (1) to the Master Servicer, the Master Servicing Fee with respect to the Group II Student Loans due on such Distribution Date and all prior unpaid Master Servicing Fees allocated to the Group II Student Loans;

            (2) from the amount of Group II Available Funds remaining after the application of clause (1), to the Administrator, the portion of the Administration Fee allocated to the Group II Notes and all unpaid Administration Fees from prior Collection Periods allocated to the Group II Notes;

            (3) from the amount of Group II Available Funds remaining after the application of clauses (1) and (2), and provided that no Securities Insurer Payment Default has occurred and is continuing, to the Securities Insurer, the Insurer Premium and all unpaid Insurer Premiums due from prior Collection Periods;

            (4) from the amount of Group II Available Funds remaining after the application of clauses (1) through (3), to the holders of the Group II Class
[ ] Notes, the Noteholders' Interest Distribution Amount for the Group II Class
[ ] Notes pursuant to Section 8.02(c)(Y)(i) of the Indenture pro rata, based on the ratio of each such amount to the total of such amounts;

            (5) from the amount of Group II Available Funds remaining after the application of clauses (1) through (4) and provided that a Subordinate Note Interest Trigger for the Group II Notes is not in effect on such Distribution Date, to the holders of the Class II-[ ] Notes, the Noteholders' Interest Distribution Amount for the Class II-[ ] Notes pursuant to Section 8.02(c)(Y)(ii) of the Indenture;

            (6) from the amount of Group II Available Funds remaining after the application of clauses (1) through (5), to the Securities Insurer, provided that no Securities Insurer Payment Default has occurred and is continuing, reimbursement for all amounts owed pursuant to draws with respect to any payments of interest under the Group II Insured Notes Guaranty Insurance Policy, plus interest thereon as determined in accordance with the Insurance Agreement including all unpaid Insurance Premiums;

            (7) from the amount of Group II Available Funds remaining after the application of clauses (1) through (6), to the Group II Reserve Account, an amount, up to the amount, if any, necessary to reinstate the balance of the Group II Reserve Account to the related Specified Reserve Account Balance;

            (8) from the amount of Group II Available Funds remaining after the application of clauses (1) through (7), to the holders of the Group II Notes, other than the Class II-[ ] Notes, the Group II Principal Distribution Amount pursuant to Section 8.02(c)(Y)(iii) or (v) of the Indenture, in the following order of priority: (a) prior to the Stepdown Date, or after the Stepdown Date if a related Subordinate Note Principal Trigger is in effect, first, to the holders of the Class II-[ ] Notes, the applicable Noteholders' Principal Distribution Amount, until their outstanding principal balance has been reduced to zero, second, to the Securities Insurer, provided that a Securities Insurer Payment Default has not occurred and is continuing, reimbursement for all amounts owed pursuant to draws with respect to any payments of principal under the Group II Insured Notes Guaranty Insurance Policy made to the holders of the Class II-[ ] Notes, plus interest thereon determined in accordance with the Insurance Agreement, third, to the holders of the Class II-[ ] Notes, the applicable Noteholders' Principal Distribution Amount, until their outstanding principal balance has been reduced to zero, fourth, to the Securities Insurer, provided that a Securities Insurer Payment Default has not occurred and is continuing, reimbursement for all amounts owed pursuant to draws with respect to any payments of principal under the Group II Insured Notes Guaranty Insurance Policy made to the holders of the Class II-[ ] Notes, plus interest thereon determined in accordance with the Insurance Agreement, fifth, to the holders of the Class II-[ ] Notes, the applicable Noteholders' Principal Distribution Amount, until their outstanding principal balance has been reduced to zero, sixth, to the holders of the Class II-[ ] Notes, the applicable Noteholders' Principal Distribution Amount, until their outstanding principal balance has been reduced to zero, and seventh, to the Securities Insurer, provided that a Securities Insurer Payment Default has not occurred and is continuing, reimbursement for all amounts owed pursuant to draws with respect to any payments of principal under the Group II Insured Notes Guaranty Insurance Policy made to the holders of the Class II-[ ] Notes, plus interest thereon determined in accordance with the Insurance Agreement; and (b) after the Stepdown Date and so long as no related Subordinate Note Principal Trigger is in effect, the related Senior Percentage of the Principal Distribution Amount for the Group II Notes will be payable to the Group II Senior Notes, other than the Class II-[ ] Notes (in the same order of priority as described in the preceding sentence) and the related Subordinate Percentage will be payable to the Class II-[ ] Notes, and the Securities Insurer, if applicable;

            (9) from the amount of Group II Available Funds remaining after the application of clauses (1) through (8) and in the event that a related Subordinate Note Interest Trigger is in effect with respect to such Distribution Date, to the holders of the Class II-[ ] Notes, the Noteholders' Interest Distribution Amount for the Class II-[ ] Notes pursuant to Section 8.02(c)(Y)(iv) of the Indenture;

            (10) from the amount of Group II Available Funds remaining after the application of clauses (1) through (9), to the Securities Insurer, an amount equal to all unreimbursed Insured Payments made on prior Distribution Dates, together with accrued interest thereon; to the extent not previously reimbursed above, and all other amounts owed to the Securities Insurer under the Insurance Agreement, including all unpaid Insurer Premiums (other than the Class II-[ ] Notes);

            (11) from (x) the amount of Group II Available Funds remaining after the application of clauses (1) through (10), and (y) the Group II Basis Risk Cap Funds, if any, to the holders of the Group II Class [ ] Notes (other than the Class II-[ ] Notes), on a pro rata basis based on the amount of any related Noteholders' Interest Index Carryover owing on each such Class of Group II Class [ ] Notes, the aggregate unpaid amount of Noteholders' Interest Index Carryover, if any, with respect to the Group II Notes (other than the Class II-[ ] Notes);

            (12) from (x) the amount of Group II Available Funds remaining after the application of clauses (1) through (11), and (y) the Group II Basis Risk Cap Funds, if any, remaining after application of clause (11), if any, to the holders of the Class II-[ ] Notes, the aggregate unpaid amount of related Noteholders' Interest Index Carryover, if any, with respect to the Class II-[ ] Notes;

            (13) from the amount of Group II Available Funds remaining after the application of clauses (1) through (12), to the Cap Provider, an amount sufficient to reimburse the Cap Provider for all Class II-[ ] Basis Risk Cap Payments, Class II-[ ] Basis Risk Cap Payments, Class II-[ ] Basis Risk Cap Payments and Class II-[ ] Basis Risk Cap Payments and any other amounts due to the Cap Provider under the Group II Basic Risk Cap Agreement and not previously reimbursed;

            (14) from the amount of Group II Available Funds remaining after the application of clauses (1) through (13), after all payments shown above are made, and if Group I Available Funds (and Group I Basis Risk Cap Funds, if applicable) are insufficient to make all required payments to the Group I Noteholders, the Master Servicer, the Administrator, the Swap Counterparty and/or the Cap Provider (in each case with respect to the Group I Student Loans), as applicable, on such Distribution Date, any remaining amounts shall be paid to the Group I Noteholders, the Master Servicer, the Administrator, the Swap Counterparty and/or the Cap Provider, as applicable, in the order and for the purposes set forth in Section 5.05(c)(X) of this Agreement or Section 5.04(b)(X) or Section 5.04(c)(X) of the Indenture, as applicable, up to the amount of such deficiency in Group I Available Funds; and

            (15) to the Eligible Lender Trustee for distribution to the Certificateholder in accordance with the terms of the Trust Agreement, the amount of Group II Available Funds remaining after the application of clauses
(1) through (14).

            SECTION 5.06. Reserve Accounts. (a) On the Closing Date, the Depositor shall deposit the Group I Reserve Account Initial Deposit, in the amount of $[ ] into the Group I Reserve Account and the Group II Reserve Account Initial Deposit, in the amount of $[ ], into the Group II Reserve Account. On the Closing Date, the Group I Reserve Account Initial Deposit and the Group II Reserve Account Initial Deposit will equal the related Specified Reserve Account Balance for the Group I and Group II Reserve Accounts, respectively, as of the Closing Date.

            (b) (i) In the event that the Master Servicing Fee with respect to the Group I or Group II Student Loans for any Monthly Servicing Payment Date or Distribution Date exceeds the amount distributed to the Master Servicer pursuant to Sections 5.05(b) and either Section 5.05(c)(X)(1), with respect to the Group I Student Loans, or Section 5.05(c)(Y)(1), with respect to the Group II Student Loans, on such Monthly Servicing Payment Date or Distribution Date, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Group I or Group II Reserve Account, as the case may be, on such Monthly Servicing Payment Date or Distribution Date an amount equal to such excess, to the extent of funds available therein, and to distribute such amount to the Master Servicer.

            (ii) In the event that the Administration Fee allocated to the Group I or Group II Notes for any Distribution Date exceeds the amount distributed to the Administrator pursuant to Section 5.05(c)(X)(2), with respect to the Group I Notes, or Section 5.05(c)(Y)(2), with respect to the Group II Notes, on such Distribution Date, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Group I or Group II Reserve Account, as the case may be, on such Distribution Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraph (b)(i) above, and to distribute such amount to the Administrator.

            (iii) With respect to the Group II Notes only, in the event that the amounts due to the Securities Insurer for the Insurer Premium for any Distribution Date exceeds the amount distributed to the Securities Insurer pursuant to Section 5.05(c)(Y)(3) on such Distribution Date, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Group II Reserve Account on such Distribution Date (provided that no Securities Insurer Payment Default has occurred and is continuing) an amount equal to such excess, to the extent of funds available therein after giving effect to paragraphs (b)(i) and b(ii) above, and to distribute such amount to the Securities Insurer.

            (iv) In the event that the Noteholders' Interest Distribution Amount with respect to either the Group I Class [ ] Notes or the Group II Class [ ] Notes, or the Net Payment with respect to the Group I Interest Rate Swap (including the remainder of any related Termination Payment resulting from an Event of Default (as defined in the Group I Interest Rate Swap) to the extent that the Trust is the Defaulting Party (as defined in the Group I Interest Rate Swap) (other than an Event of Default specified in Section 5(a)(i) of the Group I Interest Rate Swap)), if any, due the Swap Counterparty, for a Distribution Date exceeds the amount distributed to the holders of the Group I Class [ ] Notes or the Group II Class [ ] Notes, respectively, and the Swap Counterparty, as applicable, pursuant to Section 5.05(c)(X)(3), with respect to the Group I Notes, or
      Section 5.05(c)(Y)(4), with respect to the Group II Notes, as the case may be, on such Distribution Date, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Group I or Group II Reserve Account, as applicable, on such Distribution Date an amount equal to such excess, to the extent of funds available therein in each case after giving effect to paragraph (b)(i) through b(iii) above, and to distribute such amount pro rata (based on the amount of such excess allocable to the holders of the Group I Class [ ] Notes or the Group II Class [ ] Notes, as applicable, on the one hand and the Swap Counterparty under the Group I Interest Rate Swap on the other hand) to (x) the holders of Group I or Group II Notes, as applicable, entitled thereto in the same order and priority as is set forth in Section 5.05(c)(X)(3), with respect to the Group I Notes, or Section 5.05(c)(Y)(4), with respect to the Group II Notes, as the case may be, and (y) to the Swap Counterparty under the Group I Interest Rate Swap; provided, however, that, amounts on deposit in the Group I or Group II Reserve Account, as applicable, will not be available to cover any unpaid related Noteholders' Interest Index Carryover with respect to the Group I Class [ ] Notes or the Group II Class [ ] Notes (other than the Class II-[ ] Notes), respectively.

            (v) In the event that the Noteholders' Interest Distribution Amount with respect to the Class I-[ ] or Class II-[ ] Notes, as applicable, for a Distribution Date exceeds the amount distributed to the holders of the Class I-[ ] or Class II-[ ] Notes, as applicable, pursuant to Section 5.05(c)(X)(5) or Section 5.05(c)(Y)(5), as applicable, and provided that a related Subordinate Note Interest Trigger is not in effect on such Distribution Date, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Group I or Group II Reserve Account, as applicable, on such Distribution Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraph (b)(i) through (b)(iv) above, and to distribute such amount to the holders of the Class I-[ ] or Class II-[ ] Notes, as applicable, entitled thereto in the same order and priority as is set forth in Section 5.05(c)(X)(5) or Section 5.05 (c)(Y)(5), as applicable; provided, however, that, amounts on deposit in the Group I or

      Group II Reserve Account will not be available to cover any unpaid Noteholders' Interest Index Carryover with respect to the Class I-[ ] or Class II-[ ] Notes, as applicable.

            (vi) In the event and to the extent that on any Distribution Date, there is a Realized Loss Amount with respect to either the Group I or Group II Student Loans, the Administrator shall instruct the Indenture Trustee in writing on such date to withdraw from the Group I or Group II Reserve Account, respectively, on such date an amount equal to the Realized Loss Amount for the Group I or Group II Student Loans, as applicable, to the extent of funds available therein, in each case after giving effect to paragraphs (b)(i) through (b)(v) above, and to distribute such amounts, in the order of priority set forth in Section 5.05(c)(X)(6) with respect to the Group I Notes or Section 5.05(c)(Y)(8) with respect to the Group II Notes.

            (vii) With respect to the Group I Notes only, (X) in the event that on the Final Maturity Date for the Class I-[ ] Notes, the outstanding principal balance of the Class I-[ ] Notes (prior to giving effect to any distribution of principal thereon on such date) exceeds the amount of principal distributed to the holders of the Class I-[ ] Notes on such date pursuant to Section 5.05(c)(X)(6), the Administrator shall instruct the Indenture Trustee in writing on such date to withdraw from the Group I Reserve Account on such date an amount equal to such excess, to the extent of funds available therein, after giving effect to paragraphs (b)(i) through (b)(vi) above and to distribute such amount to the holders of the Class I-[ ] Notes, in the same order and priority as is set forth in
      Section 5.05(c)(X)(6); (Y) in the event that on the Final Maturity Date for the Class I-[ ] Notes the outstanding principal balance of the Class I-[ ] Notes (prior to giving effect to any distribution of principal thereon on such date), exceeds the amount of principal distributed to the holders of the Class I-[ ] Notes on such date pursuant to Section 5.05(c)(X)(6), the Administrator shall instruct the Indenture Trustee in writing on such date to withdraw from the Group I Reserve Account on such date an amount equal to such excess, to the extent of funds available therein, after giving effect to paragraphs (b)(i) through (b)(vi) above, and to distribute such amount to the holders of the Class I-[ ] Notes, in the same order and priority as set forth in Section 5.05(c)(X)(6); and (Z) in the event that on the Final Maturity Date for the Class I-[ ] Notes the outstanding principal balance of the Class I-[ ] Notes (prior to giving effect to any distribution of principal thereon on such date), exceeds the amount of principal distributed to the holders of the Class I-[ ] Notes on such date pursuant to Section 5.05(c)(X)(6), the Administrator shall instruct the Indenture Trustee in writing on such date to withdraw from the Group I Reserve Account on such date an amount equal to such excess, to the extent of funds available therein, after giving effect to paragraphs (b)(i) through (b)(vi) above, and to distribute such amount to the holders of the Class I-[ ] Notes, in the same order and priority as set forth in Section 5.05(c)(X)(6).

            (viii) With respect to the Group II Notes only, (W) in the event that on the Final Maturity Date for the Class II-[ ] Notes, the outstanding principal balance of the Class II-[ ] Notes (prior to giving effect to any distribution of principal thereon on such date) exceeds the amount of principal distributed to the holders of the Class II-[ ] Notes on such date pursuant to Section 5.05(c)(Y)(8), the Administrator shall instruct the Indenture Trustee in writing on such date to withdraw from the Group II Reserve Account on such date an amount equal to such excess, to the extent of funds available therein, after giving effect to paragraphs (b)(i) through (b)(vii) above and to distribute such amount to the holders of the Class II-[ ] Notes, in the same order and priority as is set forth in Section 5.05(c)(Y)(8); (X) in the event that on the Final Maturity Date for the Class II-[ ] Notes the outstanding principal balance of the Class II-[ ] Notes (prior to giving effect to any distribution of principal thereon on such date), exceeds the amount of principal distributed to the holders of the Class II-[ ] Notes on such date pursuant to Section 5.05(c)(Y)(8), the Administrator shall instruct the Indenture Trustee in writing on such date to withdraw from the Group II Reserve Account on such date an amount equal to such excess, to the extent of funds available therein, after giving effect to paragraphs (b)(i) through (b)(vii) above, and to distribute such amount to the holders of the Class II-[ ] Notes, in the same order and priority as set forth in Section 5.05(c)(Y)(8), (Y) in the event that on the Final Maturity Date for the Class II-[ ] Notes the outstanding principal balance of the Class II-[ ] Notes (prior to giving effect to any distribution of principal thereon on such date), exceeds the amount of principal distributed to the holders of the Class II-[ ] Notes on such date pursuant to Section 5.05(c)(Y)(8), the Administrator shall instruct the Indenture Trustee in writing on such date to withdraw from the Group II Reserve Account on such date an amount equal to such excess, to the extent of funds available therein, after giving effect to paragraphs
      (b)(i) through (b)(vii) above, and to distribute such amount to the holders of the Class II-[ ] Notes, in the same order and priority as set forth in Section 5.05(c)(Y)(8); and (Z) in the event that on the Final Maturity Date for the Class II-[ ] Notes the outstanding principal balance of the Class II-[ ] Notes (prior to giving effect to any distribution of principal thereon on such date), exceeds the amount of principal distributed to the holders of the Class II-[ ] Notes on such date pursuant to Section 5.05(c)(Y)(8), the Administrator shall instruct the Indenture Trustee in writing on such date to withdraw from the Group II Reserve Account on such date an amount equal to such excess, to the extent of funds available therein, after giving effect to paragraphs (b)(i) through
      (b)(vii) above, and to distribute such amount to the holders of the Class II-[ ] Notes, in the same order and priority as set forth in Section 5.05(c)(Y)(8).

            (c) If the amount on deposit in either the Group I or Group II Reserve Account, as applicable, on any Distribution Date (without giving effect to all deposits or withdrawals therefrom on such Distribution Date) is greater than the related Specified Reserve Account Balance for such Distribution Date, the Administrator shall instruct the Indenture Trustee in writing to deposit the amount of such excess into the Group I Collection Account Sub-Account or the Group II Collection Account Sub-Account, as applicable, for distribution on such Distribution Date.

            (d) Following the payment in full of the aggregate outstanding principal balance of the Group I or Group II Notes (other than the Class II-[ ] Notes), as the case may be, and of all other amounts owing or to be distributed hereunder or under the Indenture or the Trust Agreement to holders of Group I or Group II Notes, respectively, the Securities Insurer (with respect to the Group II Insured Notes only), the Swap Counterparty (with respect to the Group I Notes only), the Master Servicer or the Administrator (including any related Noteholders' Interest Index Carryover for each Class of Notes other than the Class II-[ ] Notes), or (with respect to the Group II Insured Notes only) under the Insurance Agreement to the Securities

Insurer, or under the Group I Interest Rate Swap, to the Swap Counterparty and the termination of the Trust, if applicable, (x) any amount remaining on deposit in the Group I Reserve Account, shall become Group II Available Funds on the related Distribution Date, and (y) any amount remaining on deposit in the Group II Reserve Account shall be distributed to the Depositor. The Depositor shall in no event be required to refund any amounts properly distributed pursuant to this
Section 5.06(d).

            (e) Notwithstanding the foregoing, all amounts withdrawn from the Group I or Group II Reserve Account shall first be deposited into the Group I or Group II Collection Account Sub-Account, as applicable, prior to being disbursed for the uses and to the persons set forth above.

            SECTION 5.07. Statements to Noteholders. On each Determination Date preceding a Distribution Date, the Administrator shall provide to the Indenture Trustee (with a copy to the Securities Insurer, the Swap Counterparty, the Eligible Lender Trustee, the Depositor and the Rating Agencies) for the Indenture Trustee to forward on such succeeding Distribution Date to each holder of record of the Notes a statement substantially in the form of Exhibit A, setting forth at least the following information as to the Notes, to the extent applicable:

            (1) the amount of the distribution allocable to principal of each Class of Notes (other than the Class II-[ ] Notes);

            (2) the amount of the distribution allocable to interest on each Class of Notes, together with the interest rates applicable with respect thereto (indicating whether such interest rates are based on the related Formula Rate or on the related Student Loan Rate, with respect to each Class of Notes other than the Class II-[ ] Notes, and specifying what each such interest rate would have been if it had been calculated using the alternate basis; provided that no such calculation of the related Student Loan Rate will be required to be made unless the Student Loan Rate Calculation Trigger is in effect on such Distribution
Date);

            (3) (A) the amount of any Class I-[ ] Basis Risk Cap Payment, Class I-[ ] Basis Risk Cap Payment and Class I-[ ] Basis Risk Cap Payment made under the Group I Basis Risk Cap Agreement or any Class II-[ ] Basis Risk Cap Payment, Class II-[ ] Basis Risk Cap Payment, Class II-[ ] Basis Risk Cap Payment or Class II-[ ] Basis Risk Cap Payment made under the Group II Basis Risk Cap Agreement on such Distribution Date, and (B) the amount of the distribution, if any, allocable to any Noteholders' Interest Index Carryover with respect to each Class of Notes (other than the Class II-[ ] Notes), as applicable, together with the outstanding amount, if any, of each thereof after giving effect to any such distribution;

            (4) the Group I and Group II Pool Balance as of the close of business on the last day of the preceding Collection Period, after giving effect to the related payments allocated to principal reported under clause (1) above;

            (5) the aggregate outstanding principal balance or notional principal amount, as applicable, of each Class of Notes, and each Pool Factor as of such Distribution Date, after giving effect to related payments allocated to principal reported under clause (1) above;

            (6) (A) the amount of the Master Servicing Fee paid to the Master Servicer, (B) the amount of the Administration Fee paid to the Administrator, in each case as allocated to the Group I Notes and the Group II Notes, and (C) the Insurer Premium, with respect to the Group II Insured Notes only, and, in each case, with respect to such Collection Period, together with the amount, if any, of the Master Servicing Fee, Administration Fee or Insurer Premium remaining unpaid after giving effect to all such payments;

            (7) the amount of the aggregate Realized Losses for each of the Group I and Group II Student Loans, if any, for such Collection Period and the balance of Group I and Group II Student Loans that are delinquent in each delinquency period as of the end of such Collection Period;

            (8) the balance of the Group I Reserve Account and the Group II Reserve Accounts on such Distribution Date, after giving effect to changes therein on such Distribution Date;

            (9) (A) the amount of any Interest and Expense Draw on such Distribution Date, and (B) the amount of any Realized Loss Draw on such Distribution Date, in each case with respect to the Group I and the Group II Reserve Accounts;

            (10) for Distribution Dates during the Funding Period, the remaining Group I Pre-Funded Amount and Group II Pre-Funded Amount on such Distribution Date, after giving effect to changes therein during the related Collection Period;

            (11) with respect to the Distribution Date next following the Special Determination Date, the amount of any sums remaining on deposit in the Group I or Group II Student Subsequent Loan Pre-Funding Sub-Accounts that are either being transferred to the Group I or Group II Other Student Loan Pre-Funding Sub-Account, as applicable, or are being distributed to the applicable Noteholders as a payment of principal on such Distribution Date;

            (12) for the first Distribution Date on or following the end of the Funding Period, the amount of any remaining Group I Pre-Funded Amount and Group II Pre-Funded Amount that has not been used to make Additional Fundings with respect to Additional Group I or Additional Group II Student Loans, and is being paid out to the related Group I or Group II Noteholders, as the case may be;

            (13) the aggregate amount, if any, due and owing to the Cap Provider for previous payments under the Group I and Group II Basis Risk Cap Agreements;

            (14) the amount of any payments received or made by the Trust under the Group I Interest Rate Swap on such Distribution Date, and the aggregate amount, if any, either owed to or owed by the Swap Counterparty under the Group I Interest Rate Swap with respect to amounts not paid or received by the Trust on previous Distribution Dates;

            (15) with respect to the Group II Insured Notes only, the amount of any Insured Payments made with respect to such Distribution Date, if any, the amount, if any, paid to the Securities Insurer for previously made Insured Payments on such Distribution Date or otherwise pursuant to the Insurance Agreement, and the aggregate amount, if any, owing to the Securities Insurer for all unreimbursed Insured Payments made to the Trust; and

            (16) the amount of any Group II Cap Agreement Payment under the Group II Cap Agreement on such Distribution Date.

Each amount set forth pursuant to clauses (1), (2), (3), (5) and (6) above shall be expressed as a dollar amount per $1,000 of original principal balance of a Note. A copy of the statements referred to above may be obtained by any Note Owner by a written request to the Indenture Trustee addressed to the Corporate Trust Office.

            SECTION 5.08. Pre-Funding Account. (a) On the Closing Date, the Depositor will deposit (x) in the Group I and Group II Subsequent Student Loan Pre-Funding Sub-Accounts, $[ ] and $[ ], respectively, to be used to by the Trust to acquire Subsequent Student Loans, and (y) the Group I and Group II Other Student Loan Pre-Funding Sub-Accounts, $[ ] and $[ ], respectively, to be used by the Trust to acquire Other Student Loans, in each case from the net proceeds of the sale of the Group I and Group II Notes, respectively (and, to the extent required, a capital contribution from KBUSA). On each Subsequent Transfer Date on or prior to the Special Determination Date with respect to Subsequent Student Loans or during the Funding Period with respect to Other Student Loans on which Additional Student Loans are to be conveyed to the Eligible Lender Trustee on behalf of the Issuer, the Administrator shall instruct the Indenture Trustee in writing to withdraw an amount equal to 100% (with respect to each Group I Student Loan) or 100% (with respect to each Group II Student Loan) of the sum of (x) the principal balance of, plus (y) to the extent capitalized or to be capitalized, accrued interest on, such Subsequent Student Loans or Other Student Loans, as applicable, (each sum of clauses (x) and (y) set forth in this sentence and the previous sentence being, a "Transferred Balance"), (A) with respect to Subsequent Student Loans or Other Student Loans that are Additional Group I Student Loans, first from the Group I Escrow Account until all amounts deposited therein during the calendar month immediately preceding the Subsequent Transfer Date have been reduced to zero and then any remainder from (1) the Group I Subsequent Student Loan Pre-Funding Sub-Account with respect to Group I Subsequent Student Loans or (2) the Group I Other Student Loan Pre-Funding Sub-Account with respect to Group I Other Student Loans; and (B) with respect to Subsequent Student Loans or Other Student Loans that are Additional Group II Student Loans, first from the Group II Escrow Account until all amounts deposited therein during the calendar month immediately preceding the Subsequent Transfer Date have been reduced to zero and then any remainder from (1) the Group II Subsequent Student Loan Pre-Funding Sub-Account with respect to Group II Subsequent Student Loans or (2) the Group II Other Student Loan Pre-Funding Sub-Account with respect to Group II Other Student Loans. The Administrator shall instruct the Indenture Trustee in writing to distribute any Transferred Balance to or upon the order of the Depositor upon satisfaction of the conditions set forth in Section 2.02(b) with respect to such transfer. On each Subsequent Transfer Date on which Guarantee Fee Advances are to be conveyed to the Eligible Lender Trustee on behalf of the Issuer, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Group I or Group II Other Student Loan Pre-Funding Sub-Account, as the case may be, an amount equal to the principal balance of such Guarantee Fee Advances and to distribute such amount to or upon the order of the Depositor upon satisfaction of the conditions set forth in Section 2.02(b) with respect to such transfer of Guarantee Fee Advances.

            (b) In the event that any funds deposited in the Group I or Group II Escrow Account, as applicable, during the calendar month immediately preceding any Subsequent Transfer Date remain on deposit therein on such Subsequent Transfer Date, after giving effect to all Additional Fundings to be made with respect to such Subsequent Transfer Date pursuant to paragraph (a) above, the Indenture Trustee shall transfer such remaining funds from the Group I or Group II Escrow Account, as the case may be, to the Group I Collection Account Sub-Account or the Group II Collection Account Sub-Account, respectively, and such funds shall be considered collections with respect to the Group I or Group II Student Loans, as applicable, for the related Collection Period.

            (c) (i) If (x) the Group I or Group II Other Student Loan Pre-Funded Amount, as the case may be, has not been reduced to zero on the Distribution Date on which the Funding Period with respect to the Group I or Group II Notes, respectively, ends (or, if the related Funding Period does not end on a Distribution Date, on the first Distribution Date following the end of the related Funding Period) after giving effect to any reductions in the Group I or Group II Other Student Loan Pre-Funded Amount, respectively, on such Distribution Date pursuant to paragraph (a) above, the Administrator shall instruct the Indenture Trustee in writing pursuant to Section 4.08(c) to withdraw from the Group I or Group II Other Student Loan Pre-Funding Sub-Account, as the case may be, on such Distribution Date an amount equal to the Group I or Group II Other Student Loan Pre-Funded Amount, respectively, and shall transfer such remaining funds from the Group I or Group II Other Student Loan Pre-Funding Sub-Account, respectively, to the Group I Collection Account Sub-Account or the Group II Collection Account Sub-Account, respectively, and such funds shall be considered collections with respect to the Group I or Group II Student Loans, respectively, for the related Collection Period.

            (ii) If as of the Special Determination Date (after giving effect to all Additional Fundings on such date) the Group I and/or Group II Subsequent Student Loan Pre-Funded Amount has not been reduced to zero, the Administrator shall instruct the Indenture Trustee in writing pursuant to Section 4.08(c) to withdraw from the Group I and/or Group II Subsequent Student Loan Pre-Funding Sub-Account, as applicable, on the day prior to the next Distribution Date the remaining Group I and/or Group II Subsequent Student Loan Pre-Funded Amount, as applicable, on deposit in such sub-account and shall transfer such remaining funds to the Group I or Group II Collection Account Sub-Account, as applicable, and, on such Distribution Date, (x) if either such amount is greater than $[10,000,000], distribute any applicable amount to the holders of Class I-[ ] Notes and Class I-[ ] Notes, and any applicable amount to the holders of Class II-[ ] Notes, Class II-[ ] Notes and Class II-[ ] Notes, as applicable, in each case on a pro rata basis based on the aggregate initial principal amounts of the Class I-[ ] Notes and the Class I-[ ] Notes, with respect to the Class I Notes, and/or the Class II-[ ] Notes, Class II-[ ] Notes and Class II-[ ] Notes, with respect to the Group II Notes, as a payment of principal, and (y) if either such amount is $[10,000,000] or less, transfer each such amount to the Group I or Group II Other Student Loan Pre-Funding Sub-Account, as applicable.

            (d) (i) In the event that the Master Servicing Fee with respect to the Group I or Group II Student Loans for any Monthly Servicing Payment Date or Distribution Date during the related Funding Period exceeds the amount distributed to the Master Servicer pursuant to Sections 5.05(b)(ii), 5.05(c)(X)(1) (with respect to the Group I Notes) or 5.05(c)(Y)(1) (with respect to the Group II Notes), and 5.06(b)(i) on such Monthly Servicing Payment Date or Distribution Date, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Group I or Group II Pre-Funding Account, as applicable, on such Monthly Servicing Payment Date or Distribution Date an amount equal to such excess, to the extent of funds available therein, and to distribute such amount to the Master Servicer.

            (ii) In the event that the Administration Fee allocated to the Group I or Group II Notes for any Distribution Date during the related Funding Period exceeds the amount distributed to the Administrator pursuant to Sections 5.05(c)(X)(2) (with respect to the Group I Notes) or 5.05(c)(Y)(2) (with respect to the Group II Notes), and 5.06(b)(ii) on such Distribution Date, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Group I or Group II Pre-Funding Account, as applicable, on such Distribution Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraph (d)(i) above, and to distribute such amount to the Administrator.

            (iii) With respect to the Group II Insured Notes only, in the event that the Insurer Premium due to the Securities Insurer for any Distribution Date during the Funding Period with respect to the Group II Insured Notes exceeds the amount distributed to the Securities Insurer pursuant to Sections 5.05(c)(Y)(3) and 5.06(b)(iii) on such Distribution Date, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Group II Pre-Funding Account on such Distribution Date (provided that no Securities Insurer Payment Default has occurred and is continuing) an amount equal to such excess, to the extent of funds available therein after giving effect to paragraphs (d)(i) and (ii) above, and to distribute such amount to the Securities Insurer.

            (iv) In the event that the Noteholders' Interest Distribution Amount with respect to either the Group I Class [ ] Notes or the Group II Class [ ] Notes, or the related Net Payment with respect to the Group I Interest Rate Swap (including the remainder of any related Termination Payment resulting from an Event of Default (as defined in the Group I Interest Rate Swap) to the extent that the Trust is the Defaulting Party (as defined in the Group I Interest Rate Swap) (other than an Event of Default specified in Section 5(a)(i) of the Group I Interest Rate Swap)), if any, due the Swap Counterparty, for a Distribution Date exceeds the amount distributed to the holders of the Group I Class [ ] Notes or the Group II Class [ ] Notes, respectively, and the Swap Counterparty, as applicable, pursuant to Section 5.05(c)(X)(3), with respect to the Group I Notes, or Section 5.05(c)(Y)(4), with respect to the Group II Notes, as the case may be, and Section 5.06(b)(iv) on such Distribution Date, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Group I or Group II Pre-Funding Account, as applicable, on such Distribution Date an amount equal to such excess, to the extent of funds available therein in each case after giving effect to paragraph (d)(i) through d(iii) above, and to distribute such amount pro rata (based on the amount of such excess allocable to the holders of the Group I Class [ ] Notes or the Group II Class [ ] Notes, as applicable, on the one hand and the Swap Counterparty under the Group I

      Interest Rate Swap on the other hand) to (x) the holders of Group I or Group II Notes, as applicable, entitled thereto in the same order and priority as is set forth in Section 5.05(c)(X)(3), with respect to the Group I Notes, or Section 5.05(c)(Y)(4), with respect to the Group II Notes, as the case may be, and (y) to the Swap Counterparty under the Group I Interest Rate Swap; provided, however, that, amounts on deposit in the Group I or Group II Pre-Funding Account, as applicable, will not be available to cover any unpaid Noteholders' Interest Index Carryover with respect to the Group I Class [ ] Notes or the Group II Class [ ] Notes (other than the Class II-[ ] Notes), respectively.

            (v) In the event that the related Noteholders' Interest Distribution Amount with respect to the Class I-[ ] Notes or Class II-[ ] Notes, as applicable, for a Distribution Date exceeds the amount distributed to the holders of the Class I-[ ] Notes or Class II-[ ] Notes, as applicable, pursuant to Section 5.05(c)(X)(5) or Section 5.05(c)(Y)(5), as applicable, and Section 5.06(b)(v), and provided that a related Subordinate Note Interest Trigger is not in effect on such Distribution Date, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Group I or Group II Pre-Funding Account, as applicable, on such Distribution Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraph (d)(i) through
      (d)(iv) above, and to distribute such amount to the holders of the Class I-[ ] Notes or Class II-[ ] Notes, as applicable, entitled thereto in the same order and priority as is set forth in Section 5.05(c)(X)(5) or
      Section 5.05(c)(Y)(5), as applicable; provided, however, that, amounts on deposit in the Group I or Group II Pre-Funding Account, as applicable, will not be available to cover any unpaid Noteholders' Interest Index Carryover with respect to the Class I-[ ] Notes or Class II-[ ] Notes, as applicable.

            (vi) In the event and to the extent that on any Distribution Date, there is a Realized Loss Amount with respect to either the Group I or Group II Student Loans that exceeds the amount withdrawn from the Reserve Account pursuant to Section 5.06(b)(vi), the Administrator shall instruct the Indenture Trustee in writing on such date to withdraw from the Group I or Group II Pre-Funding Account, as applicable, on such date an amount equal to such excess for the Group I or the Group II Student Loans, as applicable, to the extent of funds available therein, in each case after giving effect to paragraphs (d)(i) through (d)(v) above, and to distribute such amount in the same order of priority as if such amount had been withdrawn from the Reserve Account pursuant to Section 5.06(b)(vi) on such Distribution Date.

            SECTION 5.09. Optional Deposit. On or prior to any Distribution Date, the Certificateholder (but only if the Certificateholder is the Depositor or an Affiliate of the Depositor) may, but shall not be obligated to, make an optional deposit (each, an "Optional Deposit") to the Group I or Group II Reserve Account, as applicable, from funds to be released to the Certificateholder pursuant to Sections 5.05(c)(X)(13) or 5.05(c)(Y)(15), as applicable, on such Distribution Date or otherwise. Any such Optional Deposit shall be applied on the related Distribution Date in the same manner as other funds on deposit in the Group I or Group II Reserve Account, as the case may be, on the related Distribution Date in accordance with Section 5.06.

                                   ARTICLE VI

                       The Administrator and the Depositor

            SECTION 6.01. Representations of the Administrator. Key Bank USA, National Association, as Administrator, makes the following representations on which the Issuer is deemed to have relied in acquiring the Financed Student Loans. The representations speak as of the execution and delivery of this Agreement, the KBUSA Student Loan Transfer Agreement and the Administration Agreement and as of the Closing Date, in the case of the Initial Financed Student Loans, and as of the applicable Subsequent Transfer Date, in the case of the Additional Student Loans, and shall survive the sale of the Financed Student Loans to the Eligible Lender Trustee on behalf of the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

            (a) Organization and Good Standing. KBUSA is duly organized and validly existing as a national banking association in good standing under the laws of the United States of America, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to acquire and own the KBUSA Student Loans.

            (b) Power and Authority of KBUSA. KBUSA has the corporate power and authority to execute and deliver this Agreement and the Administration Agreement and to carry out their respective terms; this Agreement and the Administration Agreement have been duly authorized by KBUSA by all necessary corporate action; KBUSA has full corporate power and authority to sell and assign the property to be sold and assigned to and deposited with the Depositor pursuant to the KBUSA Student Loan Transfer Agreement (or with the Depositor Eligible Lender Trustee on behalf of the Depositor) and KBUSA has duly authorized such sale and assignment to the Depositor (or to the Depositor Eligible Lender Trustee on behalf of the Depositor) by all necessary corporate action.

            (c) Binding Obligation. This Agreement, the KBUSA Student Loan Transfer Agreement and the Administration Agreement each constitutes a legal, valid and binding obligation of KBUSA, in each case enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and similar laws relating to creditors' rights generally or the rights of creditors of banks the deposit accounts of which are insured by the FDIC and subject to general principles of equity.

            (d) No Violation. The consummation of the transactions contemplated by this Agreement, the KBUSA Student Loan Transfer Agreement or the Administration Agreement and the fulfillment of the terms hereof or thereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the articles of association or by-laws of KBUSA, or any indenture, agreement or other instrument to which KBUSA is a party or by which it shall be bound, which breach or default would reasonably be expected to have a material adverse effect on the condition of KBUSA, financial or otherwise, or adversely affect the transactions contemplated by this Agreement, the KBUSA Student Loan Transfer Agreement or the Administration Agreement;

nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the knowledge of KBUSA, any order, rule or regulation applicable to KBUSA of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over KBUSA or its properties.

            (e) No Proceedings. There are no proceedings or, to its best knowledge, investigations pending against KBUSA or, to its best knowledge, threatened against KBUSA before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over KBUSA or its properties: (i) asserting the invalidity of this Agreement, the Indenture or any of the other Basic Documents or the Notes, (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement, the Indenture or any of the other Basic Documents, (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by KBUSA of its obligations under, or the validity or enforceability of, this Agreement, the Indenture, any of the other Basic Documents or the Notes or (iv) seeking to affect adversely the Federal or state income tax attributes of the Issuer or the Notes.

            (f) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any court, regulatory body, administrative agency or other government instrumentality required to be obtained, effected or given by KBUSA in connection with the execution and delivery by KBUSA of this Agreement, the KBUSA Student Loan Transfer Agreement and the Administration Agreement and the performance by KBUSA of its duties contemplated by this Agreement and the Administration Agreement, have in each case been duly obtained, effected or given and are in full force and effect.

            (g) Resolutions. The resolutions of the Board of Directors of KBUSA approving this Agreement and the other Basic Documents to which it is a party and all documents relating thereto are and shall be continuously reflected in the minutes of the Board of Directors of KBUSA. This Agreement and each of the other Basic Documents to which it is a party and all documents relating thereto are and shall be, continuously from the time of their respective execution by KBUSA, official records of KBUSA.

            SECTION 6.02. Representations of the Depositor. The Depositor, makes the following representations on which the Issuer is deemed to have relied in acquiring the Financed Student Loans. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date, in the case of the Initial Financed Student Loans, and as of the applicable Subsequent Transfer Date, in the case of the Additional Student Loans, and shall survive the sale of the Financed Student Loans to the Eligible Lender Trustee on behalf of the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

            (a) Organization and Good Standing. The Depositor is duly organized and validly existing as a limited liability company in good standing under the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to acquire and own the Financed Student Loans.

            (b) Power and Authority of the Depositor. The Depositor has the corporate power and authority to execute and deliver this Agreement and to carry out its terms; the Depositor has full corporate power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer (or with the Eligible Lender Trustee on behalf of the Issuer) and the Depositor has duly authorized such sale and assignment to the Issuer (or to the Eligible Lender Trustee on behalf of the Issuer) by all necessary corporate action; and the execution, delivery and performance of this Agreement have been duly authorized by the Depositor by all necessary limited liability company action.

            (c) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Depositor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and similar laws relating to creditors' rights generally and subject to general principles of equity.

            (d) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof or thereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the limited liability company agreement or other organization documents of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it shall be bound, which breach or default would reasonably be expected to have a material adverse effect on the condition of the Depositor, financial or otherwise, or adversely affect the transactions contemplated by this Agreement; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the knowledge of the Depositor, any order, rule or regulation applicable to the Depositor of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

            (e) No Proceedings. There are no proceedings or, to its best knowledge, investigations pending against the Depositor or, to its best knowledge, threatened against the Depositor before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties: (i) asserting the invalidity of this Agreement, the Indenture or any of the other Basic Documents or the Notes, (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement, the Indenture or any of the other Basic Documents, (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement, the Indenture, any of the other Basic Documents or the Notes or (iv) seeking to affect adversely the Federal or state income tax attributes of the Issuer or the Notes.

            (f) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any court, regulatory body, administrative agency or other government instrumentality required to be obtained, effected or given by the Depositor in connection with the execution and delivery by the Depositor of this Agreement and the performance by the Depositor of the transactions contemplated by this Agreement have been duly obtained, effected or given and are in full force and effect.

            (g) Resolutions. The resolutions of the Board of Directors of the Depositor approving this Agreement and the Trust Agreement and all documents relating thereto are and shall be continuously reflected in the minutes of the Board of Directors of the Depositor. This Agreement and the Trust Agreement and all documents relating thereto are and shall be, continuously from the time of their respective execution by the Depositor, official records of the Depositor.

            SECTION 6.03. Existence. During the term of this Agreement, the Depositor will keep in full force and effect its existence as a special purpose limited liability company under the laws of the State of Delaware.

            SECTION 6.04. Liability of the Depositor; Indemnities. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Depositor under this Agreement.

            (a) KBUSA and the Depositor shall jointly and severally indemnify, defend and hold harmless the Issuer, the Eligible Lender Trustee, the Securities Insurer, the Swap Counterparty, the Delaware Trustee and the Indenture Trustee and their officers, directors, employees and agents from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein and in the other Basic Documents (except any such income taxes arising out of fees paid to the Eligible Lender Trustee or the Indenture Trustee), including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but, in the case of the Issuer, not including any taxes asserted with respect to, and as of the date of, the sale of the Financed Student Loans to the Eligible Lender Trustee on behalf of the Issuer or the issuance and original sale of the Notes, or asserted with respect to ownership of the Financed Student Loans or Federal or other income taxes arising out of distributions on the Notes) and costs and expenses in defending against the same.

            (b) KBUSA and the Depositor shall jointly and severally indemnify, defend and hold harmless the Issuer, the Eligible Lender Trustee, the Delaware Trustee, the Securities Insurer, the Swap Counterparty, the Indenture Trustee, the Master Servicer and the holders of Notes and the officers, directors, employees and agents of the Issuer, the Eligible Lender Trustee, the Delaware Trustee, the Securities Insurer, the Swap Counterparty, the Indenture Trustee and the Master Servicer from and against any and all costs, expenses, losses, claims, damages and liabilities arising out of, or imposed upon such Person through, (i) the Depositor's willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement and (ii) KBUSA's the Depositor's or the Issuer's violation of Federal or state securities laws in connection with the offering and sale of the Notes.

            (c) KBUSA and the Depositor shall jointly and severally be liable as primary obligor for, and shall indemnify, defend and hold harmless the Eligible Lender Trustee, the Delaware Trustee and their respective officers, directors, employees and agents from and against, all costs, expenses, losses, claims, damages, obligations and liabilities arising out of, incurred in connection with or relating to the Trust Agreement, the other Basic Documents, the Trust Estate, the acceptance or performance of the trusts and duties set forth herein and in the Trust

Agreement or the action or the inaction of the Eligible Lender Trustee hereunder and of the Eligible Lender Trustee and the Delaware Trustee under the Trust Agreement, except to the extent that such cost, expense, loss, claim, damage, obligation or liability: (i) shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Eligible Lender Trustee or the Delaware Trustee, as applicable, (ii) shall arise from any breach by the Eligible Lender Trustee of its covenants under any of the Basic Documents or the Delaware Trustee under the Trust Agreement; or (iii) shall arise from the breach by the Eligible Lender Trustee of any of its representations or warranties set forth in Section 7.03 of the Trust Agreement. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this paragraph, the Eligible Lender Trustee's or the Delaware Trustee's, as applicable, choice of legal counsel shall be subject to the approval of the Depositor and KBUSA, which approval shall not be unreasonably withheld.

            (d) The Depositor shall pay any and all taxes levied or assessed upon all or any part of the Trust Estate (other than those taxes expressly excluded from the Depositor's responsibilities pursuant to Section 6.04(a) above).

            Indemnification under this Section shall survive the resignation or removal of the Eligible Lender Trustee, Delaware Trustee or the Indenture Trustee and the termination of this Agreement or the Indenture or the Trust Agreement, as applicable, and shall include reasonable fees and expenses of counsel and expenses of litigation. If KBUSA or the Depositor shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Depositor or KBUSA, as applicable, without interest.

            SECTION 6.05. Liability of Administrator; Indemnities. The Administrator shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Administrator under this Agreement or the Administration Agreement.

            The Administrator shall indemnify, defend and hold harmless the Issuer, the Eligible Lender Trustee, the Depositor, the Delaware Trustee, the Securities Insurer, the Indenture Trustee, the Master Servicer, the holders of Notes and any of the officers, directors, employees and agents of the Issuer, the Eligible Lender Trustee, the Delaware Trustee, the Securities Insurer, the Swap Counterparty, the Indenture Trustee and the Master Servicer from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon any such Person through, the negligence, willful misfeasance or bad faith of the Administrator in the performance of its duties under this Agreement or the Administration Agreement or by reason of reckless disregard of its obligations and duties hereunder or thereunder.

            The Administrator shall pay reasonable compensation to the Indenture Trustee and shall reimburse the Indenture Trustee for all reasonable expenses, disbursements and advances, and indemnify, defend and hold harmless the Indenture Trustee and its officers, directors, employees and agents from and against all costs, expenses, losses, claims, damages and liabilities, to the extent and in the manner provided in, and subject to the limitations of, Section
6.07 of the Indenture.

            For purposes of this Section, in the event of the termination of the rights and obligations of the Administrator (or any successor thereto pursuant to Section 6.06 or 6.09) as Administrator pursuant to Section 8.01(b), or a resignation by such Administrator pursuant to this Agreement, such Administrator shall be deemed to be the Administrator pending appointment of a successor Administrator pursuant to Section 8.02.

            Indemnification under this Section shall survive the resignation or removal of the Eligible Lender Trustee, Delaware Trustee or the Indenture Trustee or the termination of this Agreement and the Administration Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Administrator shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Administrator, without interest.

            SECTION 6.06. Merger or Consolidation of, or Assumption of the Obligations of, the Administrator and the Depositor. Any Person (a) into which the Administrator may be merged or consolidated, (b) which may result from any merger or consolidation to which the Administrator shall be a party or (c) which may succeed to the properties and assets of the Administrator substantially as a whole, shall be the successor to the Administrator without the execution or filing of any document or any further act by any of the parties to this Agreement or to the Administration Agreement; provided, however, that the Administrator hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Administrator, as the case may be, if other than Key Bank USA, National Association (or affiliate thereof), executes an agreement of assumption to perform every obligation of the Administrator under this Agreement and the Administration Agreement, (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 3.01 or 6.01 shall have been breached and no Administrator Default, and no event that, after notice or lapse of time, or both, would become an Administrator Default shall have occurred and be continuing, (iii) the surviving Administrator if other than Key Bank USA, National Association (or affiliate thereof), shall have delivered to the Securities Insurer, the Swap Counterparty, Eligible Lender Trustee and the Indenture Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and that the Rating Agency Condition shall have been satisfied with respect to such transaction, (iv) the surviving Administrator shall have a consolidated net worth at least equal to that of the predecessor Administrator,
(v) such transaction will not result in a material adverse Federal or state tax consequence to the Issuer or the holders of Notes and (vi) unless Key Bank USA, National Association (or affiliate thereof) is the surviving entity, the Administrator shall have delivered to the Securities Insurer, the Swap Counterparty, the Eligible Lender Trustee and the Indenture Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Eligible Lender Trustee and Indenture Trustee, respectively, in the Financed Student Loans and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests.

            Without the prior written consent of the Securities Insurer (provided that no Securities Insurer Default has occurred and is continuing), and the prior written confirmation from each Rating Agency that its then current ratings of each Class of Notes would not be downgraded, the Depositor shall not be merged or consolidated with any other entity.

            SECTION 6.07. Limitation on Liability of the Depositor, Administrator and Others. (a) The Depositor and any director or officer or employee or agent of the Depositor may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder (provided that such reliance shall not limit in any way the Depositor's obligations under
Section 3.02). The Depositor shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

            (b) Neither the Administrator nor any of its directors, officers, employees or agents shall be under any liability to the Issuer, the Securities Insurer, the Depositor, the Swap Counterparty, the holders of Notes, the Indenture Trustee or the Eligible Lender Trustee except as provided under this Agreement or the Administration Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or the Administration Agreement or for errors in judgment; provided, however, that this provision shall not protect the Administrator or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement or under the Administration Agreement. The Administrator and any of its directors, officers, employees or agents may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder or under the Administration Agreement.

            Except as provided in this Agreement or the Administration Agreement, the Administrator shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties to administer the Financed Student Loans and the Trust in accordance with this Agreement and the Administration Agreement, and that in its opinion may involve it in any expense or liability; provided, however, that the Administrator may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the other Basic Documents and the rights and duties of the parties to this Agreement and the other Basic Documents and the interests of the holders of Notes under the Indenture.

            SECTION 6.08. Ownership by the Depositor, KBUSA and its Affiliates.
(a) None of the Depositor, KBUSA, any Insider, any Affiliate thereof nor agent appointed for such purposes may in its individual or any other capacity become the owner or pledgee of any Group II Insured Notes; provided, however, that (i) an Affiliate of KBUSA or the Depositor may become a pledgee of such Notes (or an owner as a result of executing on any such pledge) in the ordinary course of its business, (ii) an Affiliate of KBUSA or the Depositor may become the owner of such Notes in the ordinary course of its market-making activities, (iii) KBUSA, or an Affiliate of KBUSA, may hold such Notes (A) in a fiduciary capacity in connection with its discretionary and non-discretionary investment management activities or (B) in connection with its mutual fund management activities, in each case with the same rights as it would have if it were not KBUSA, or an Affiliate of KBUSA or the Depositor, except as otherwise expressly provided herein or in any other Basic Document or the Group II Insured Notes Guaranty Insurance Policy.

            (a) The Depositor or an Affiliate thereof (to the extent permitted under the Trust Agreement) shall own the Certificate, with the same rights as it would have if it were not the Depositor or an Affiliate thereof, except as otherwise expressly provided herein or in any other Basic Document or the Group II Insured Notes Guaranty Insurance Policy.

            SECTION 6.09. Key Bank USA, National Association Not To Resign as Administrator. Subject to the provisions of Section 6.06, KBUSA shall not resign from the obligations and duties imposed on it as Administrator under this Agreement and under the Administration Agreement except (i) that KBUSA (upon receipt of the written consent of the Securities Insurer (provided that a Securities Insurer Default has not occurred and is not continuing), such consent not to be unreasonably withheld or delayed) may assign all of its rights and obligations as Administrator under this Agreement and under the Administration Agreement to an Affiliate of KBUSA that satisfies all the criteria for serving as the Administrator hereunder, or (ii) upon determination that the performance of its duties under this Agreement and under the Administration Agreement shall no longer be permissible under applicable law or shall violate any final order of a court or administrative agency with jurisdiction over Key Bank USA, National Association or its properties. Notice of any such (i) assignment or
(ii) determination permitting such resignation of Key Bank USA, National Association shall be communicated to the Eligible Lender Trustee, the Securities Insurer and the Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination under (ii) herein shall be evidenced by an Opinion of Counsel to such effect delivered to the Eligible Lender Trustee, the Securities Insurer, the Swap Counterparty and the Indenture Trustee concurrently with or promptly after such notice. No such assignment or resignation shall become effective until the permitted Affiliate assignee or the Indenture Trustee or a successor Administrator shall have assumed the responsibilities and obligations of Key Bank USA, National Association in accordance with Section 8.02.

                                  ARTICLE VII

                               The Master Servicer

            SECTION 7.01. Representations of Master Servicer. The Master Servicer makes the following representations on which the Issuer is deemed to have relied in acquiring (through the Eligible Lender Trustee) the Financed Student Loans and appointing the Master Servicer as master servicer hereunder. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date, in the case of the Initial Financed Student Loans, and as of the applicable Subsequent Transfer Date, in the case of the Additional Student Loans, but shall survive the sale, transfer and assignment of the Financed Student Loans to the Eligible Lender Trustee on behalf of the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

            (a) Organization and Good Standing. The Master Servicer is duly organized and validly existing as a national banking association in good standing under the laws of the United States of America, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to master service the Financed Student Loans and, if necessary, to hold the Financed Student Loan Files as custodian.

            (b) Due Qualification. The Master Servicer is duly qualified to do business and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the master servicing of the Financed Student Loans as required by this Agreement) shall require such qualifications.

            (c) Power and Authority of the Master Servicer. The Master Servicer has the corporate power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement have been duly authorized by the Master Servicer by all necessary corporate action.

            (d) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Master Servicer enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and similar laws relating to creditors' rights generally or the rights of creditors of banks the deposit accounts of which are insured by the FDIC and subject to general principles of equity.

            (e) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof shall not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under the articles of association or by-laws of the Master Servicer, or any indenture, agreement or other instrument to which the Master Servicer is a party or by which it shall be bound nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement); which breach or default would reasonably be expected to have a material adverse effect on the condition of the Master Servicer, financial or otherwise, or adversely affect the transactions contemplated by this Agreement; nor violate any law or, to the knowledge of the Master Servicer, any order, rule or regulation applicable to the Master Servicer of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Master Servicer or its properties.

            (f) No Proceedings. There are no proceedings, or, to the Master Servicer's best knowledge, investigations pending, or, to the Master Servicer's best knowledge, threatened against the Master Servicer, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Master Servicer or its properties: (i) asserting the invalidity of this Agreement, the Indenture, any of the other Basic Documents or the Notes, (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement, the Indenture or any of the other Basic Documents, (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by the Master Servicer of its obligations under, or the validity or enforceability of, this Agreement, the Indenture, any of the other Basic

Documents or the Notes or (iv) relating to the Master Servicer and which might adversely affect the Federal or state income tax attributes of the Notes.

            (g) No Amendment or Waiver. No provision of a Financed Student Loan has been waived, altered or modified in any respect, except pursuant to a document, instrument or writing included in the Financed Student Loan File, and no such amendment, waiver, alteration or modification causes such Financed Student Loan not to conform to the other warranties contained in this Section or those of the Depositor or the Master Servicer, as applicable, contained in
Section 3.01.

            (h) Collection Practices. The servicing and collection practices used by the Master Servicer (or each Sub-Servicer on its behalf) with respect to the Financed Student Loans have been in all respects in compliance with Accepted Servicing Procedures, and all applicable laws and regulations.

            (i) Location of Financed Student Loan Files. The Financed Student Loan Files are kept in the offices of the applicable Sub-Servicer or the Custodian, as applicable, on behalf of the Master Servicer specified in Schedule C hereto, or at such other office specified in accordance with Section 3.04(b), and all Financed Student Loan Files have been delivered to and are in the possession of the applicable Sub-Servicer or the Custodian, as applicable.

            SECTION 7.02. Indemnities of Master Servicer. The Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Master Servicer under this Agreement.

            The Master Servicer shall pay for any loss, liability or expense, including reasonable attorney's fees, that may be imposed on, incurred by or asserted against the Issuer, the Depositor, the Eligible Lender Trustee, the Indenture Trustee, the Securities Insurer, the Swap Counterparty, the Administrator or the holders of Notes or any of the officers, directors, employees and agents of the Issuer, the Depositor, the Eligible Lender Trustee, the Indenture Trustee, the Securities Insurer, the Swap Counterparty or the Administrator to the extent that such loss, liability or expense arose out of, or was imposed upon any such Person through, the negligence, willful misfeasance or bad faith of the Master Servicer (or any Sub-Servicer acting on its behalf) in the performance of its obligations and duties under this Agreement or by reason of the reckless disregard of its obligations and duties (or those of any Sub-Servicer acting on its behalf) under this Agreement, where the final determination that any such loss, liability or expense arose out of, or was imposed upon any such Person through, any such negligence, willful misfeasance, bad faith or recklessness on the part of the Master Servicer (or such Sub-Servicer acting on its behalf) is established by a court of law, by an arbitrator or by way of settlement agreed to by the Master Servicer. Notwithstanding the foregoing, if the Master Servicer is rendered unable, in whole or in part, by a force outside the control of the parties hereto (including acts of God, acts of war or terrorism, fires, earthquakes and other disasters) to satisfy its obligations under this Agreement, the Master Servicer shall not be deemed to have breached any such obligation upon delivery of written notice of such event to the other parties hereto, for so long as the Master Servicer remains unable to perform such obligation as a result of such event.

            For purposes of this Section, in the event of the termination of the rights and obligations of the Master Servicer (or any successor thereto pursuant to Section 7.03 or 7.05) as Master Servicer pursuant to Section 8.01(a), or a resignation by such Master Servicer pursuant to this Agreement, the Master Servicer shall be deemed to be the Master Servicer pending appointment of a successor Master Servicer pursuant to Section 8.02.

            Liability of the Master Servicer under this Section shall survive the resignation or removal of the Eligible Lender Trustee or the Indenture Trustee or the termination of this Agreement. If the Master Servicer shall have made any payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Master Servicer, without interest.

            SECTION 7.03. Merger or Consolidation of, or Assumption of the Obligations of, Master Servicer. Any Person (a) into which the Master Servicer may be merged or consolidated, (b) which may result from any merger or consolidation to which the Master Servicer shall be a party or (c) which may succeed to the properties and assets of the Master Servicer substantially as a whole, shall be the successor to the Master Servicer without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that the Master Servicer hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Master Servicer, if other than Key Bank USA, National Association (or affiliate thereof), executes an agreement of assumption to perform every obligation of the Master Servicer under this Agreement, (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 7.01 shall have been breached and no event that, after notice or lapse of time, or both, would become a Master Servicer Default shall have occurred and be continuing, (iii) the surviving Master Servicer, if other than Key Bank USA, National Association (or affiliate thereof), shall have delivered to the Eligible Lender Trustee, the Depositor, the Securities Insurer, the Swap Counterparty and the Indenture Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and that the Rating Agency Condition shall have been satisfied with respect to such transaction, (iv) the surviving Master Servicer shall have a consolidated net worth at least equal to that of the predecessor Master Servicer, (v) unless Key Bank USA, National Association (or affiliate thereof) is the surviving entity, such transaction will not result in a material adverse Federal or state tax consequence to the Issuer or the holders of Notes and (vi) unless Key Bank USA, National Association (or affiliate thereof) is the surviving entity, the Master Servicer shall have delivered to the Eligible Lender Trustee, the Depositor, the Securities Insurer, the Swap Counterparty, and the Indenture Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Eligible Lender Trustee and Indenture Trustee, respectively, in the Financed Student Loans and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests.

            SECTION 7.04. Limitation on Liability of Master Servicer and Others. Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Issuer, the Depositor, the Securities Insurer, the Swap Counterparty or the holders of Notes, except as provided under this Agreement or the Basic Documents, for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement. The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any person respecting any matters arising under this Agreement.

            Except as provided in this Agreement or the Basic Documents, the Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties to service the Financed Student Loans in accordance with this Agreement, and that in its opinion may involve it in any expense or liability; provided, however, that the Master Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the other Basic Documents and the rights and duties of the parties to this Agreement and the other Basic Documents and the interests of the holders of Notes under the Indenture.

            SECTION 7.05. Key Bank USA, National Association, Not To Resign as Master Servicer. Subject to the provisions of Section 7.03, Key Bank USA, National Association, shall not resign from the obligations and duties hereby imposed on it as Master Servicer under this Agreement except (i) that KBUSA (upon receipt of the written consent of the Securities Insurer (provided that a Securities Insurer Default has not occurred and is not continuing), such consent not to be unreasonably withheld or delayed) may assign all of its rights and obligations as Master Servicer under this Agreement to an Affiliate of KBUSA that satisfies all the criteria for serving as the Master Servicer hereunder, or
(ii) upon determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law. Notice of any such (i) assignment or (ii) determination permitting such resignation of Key Bank USA, National Association, as Master Servicer shall be communicated to the Eligible Lender Trustee, the Depositor, the Securities Insurer and the Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination under (ii) herein shall be evidenced by an Opinion of Counsel to such effect delivered to the Eligible Lender Trustee, the Depositor, the Securities Insurer, the Swap Counterparty and the Indenture Trustee concurrently with or promptly after such notice. No such assignment or resignation shall become effective until the permitted Affiliate assignee or the Indenture Trustee or a Successor Master Servicer shall have assumed the responsibilities and obligations of Key Bank USA, National Association, as Master Servicer in accordance with Section 8.02.

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                                  ARTICLE VIII

                                     Default

            SECTION 8.01. Master Servicer Default; Administrator Default. (a) Master Servicer Default. If any one of the following events (a "Master Servicer Default") shall occur and be continuing:

            (1) any failure by the Master Servicer to deliver (or cause to be delivered) to the Administrator or the Indenture Trustee, as applicable, for deposit in any of the Trust Accounts any payment required by the Basic Documents, which failure continues unremedied for three Business Days after written notice of such failure is received by the Master Servicer from the Eligible Lender Trustee, the Indenture Trustee, the Securities Insurer or the Administrator or after discovery of such failure by an officer of the Master Servicer; or

            (2) any failure by the Master Servicer duly to observe or to perform (or to cause to be observed or performed) in any material respect any other covenants or agreements of the Master Servicer set forth in this Agreement or any other Basic Document, which failure shall (i) materially and adversely affect the rights of the holders of either the Group I or Group II Notes or (with respect to the Group II Student Loans or Group II Notes only, and provided that no Securities Insurer Default has occurred and is continuing) the Securities Insurer (with respect to the Group II Student Loans or Group II Notes only, in each case as determined by the Securities Insurer) and (ii) continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to the Master Servicer by the Indenture Trustee, the Eligible Lender Trustee, or the Administrator or (B) to the Master Servicer, and to the Indenture Trustee and the Eligible Lender Trustee (x) with respect to the Group I Notes, by the Group I Controlling Parties, representing not less than 25% of the Outstanding Amount of the related Group I Notes, and (y) with respect to the Group II Notes, by the Securities Insurer (unless the Class II-[ ] Notes and the Class II-[ ] Notes are no longer outstanding or a Securities Insurer Default shall have occurred and is continuing, and then by the Group II Controlling Parties, representing not less than 25% of the Outstanding Amount of the related Group II Notes);

            (3)   an Insolvency Event occurs with respect to the Master
Servicer; or

            (4) any failure by the Master Servicer to comply with any applicable requirements under the Higher Education Act resulting in a loss of its eligibility, if applicable, as a third-party servicer (or the failure of the Master Servicer to replace promptly any Sub-Servicer that has lost its eligibility as a third-party servicer);

then, and in each and every case, so long as the Master Servicer Default shall not have been remedied, either (A) the Indenture Trustee (and with respect to the Group II Notes only, with the consent of the Securities Insurer (provided no Securities Insurer Default has occurred and is continuing)), or (B) (x) with respect to the Group I Student Loans and the Group I Notes, the Group I Controlling Parties, representing not less than 25% of the Outstanding Amount of the related Group I Notes, or (y) with respect to the Group II Student Loans and the Group II Notes, the Securities Insurer (unless the Class II-[ ] Notes and the Class II-[ ] Notes are no longer

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outstanding or a Securities Insurer Default shall have occurred and is continuing, and then by the Group II Controlling Parties, representing not less than 25% of the Outstanding Amount of the related Group II Notes), by notice then given in writing to the Master Servicer (and to the Indenture Trustee and the Eligible Lender Trustee if given by the Securities Insurer or the requisite holders of the related group of Notes) may terminate all the rights and obligations (other than the obligations set forth in Section 7.02 and Section
3.07 hereof) of the Master Servicer with respect to either (a) the Group I or Group II Student Loans, or (y) the Group I or Group II Notes, as the case may be, under this Agreement. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Group I or Group II Student Loans, as applicable, and the Group I or Group II Notes, as applicable, or otherwise, shall, without further action, pass to and be vested in the Indenture Trustee or such successor Master Servicer as may be appointed under Section 8.02; and, without limitation, the Indenture Trustee and the Eligible Lender Trustee are hereby authorized and empowered to execute and deliver, for the benefit of the predecessor Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Group I or Group II Student Loans, as applicable, and related documents, or otherwise. The predecessor Master Servicer shall cooperate with the successor Master Servicer, the Indenture Trustee and the Eligible Lender Trustee in effecting the termination of the responsibilities and rights of the predecessor Master Servicer under this Agreement, all Sub-Servicing Agreements and the Custodial Agreement, including the transfer to the successor Master Servicer of its rights under all existing and related Sub-Servicing Agreements and the Custodial Agreement and for administration by it of all cash amounts that shall at the time be held by the predecessor Master Servicer for deposit, or shall thereafter be received by it with respect to a Group I or Group II Student Loan, as applicable. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the related Financed Student Loan Files to the successor Master Servicer and amending this Agreement, the related Sub-Servicing Agreements, the Custodial Agreement and any other Basic Documents to reflect such succession as Master Servicer pursuant to this Section shall be paid by the predecessor Master Servicer upon presentation of reasonable documentation of such costs and expenses. Upon receipt of notice of the occurrence of a Master Servicer Default, the Eligible Lender Trustee shall give notice thereof to the Rating Agencies, the Indenture Trustee, the Swap Counterparty, the Depositor, the Group I and Group II Noteholders and the Securities Insurer. Notwithstanding the foregoing, the successor Master Servicer shall have the option to assume the rights of the predecessor Master Servicer under each related Sub-Servicing Agreement and the Custodial Agreement, or to enter into new Sub-Servicing Agreements or Custodial Agreement with the existing or other replacement Sub-Servicers or Custodian, as applicable; provided, however, that unless the existing Sub-Servicer or Custodian, is in breach of its applicable Sub-Servicing Agreement or Custodial Agreement, any and all contractual damages, costs and expenses owed to any Sub-Servicer or Custodian, under the existing Sub-Servicing Agreements or Custodial Agreement, as applicable, by reason of such cancellation, shall be borne by the successor Master Servicer.

            Notwithstanding the foregoing, in the event of the occurrence and continuance of a Master Servicer Default with respect to one group of Financed Student Loans and not the other group, (a) the requisite Group I Controlling Parties may only replace the Master Servicer with respect to the Group I Student Loans, and (b) the Securities Insurer (or the requisite Group II

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Controlling Parties in the event that the Class II-[ ] Notes and the Class II-[
] Notes are no longer outstanding or in the event of the occurrence and continuance of a Securities Insurer Default) may only replace the Master Servicer with respect to the Group II Student Loans. Neither the Securities Insurer nor any one group of Noteholders may replace the Master Servicer with respect to the Financed Student Loans comprising the other group of Financed Student Loans; provided, however, that the Indenture Trustee may replace the Master Servicer with respect to either or both groups of Financed Student Loans (but only with the consent of the Securities Insurer (provided that the Class II-[ ] Notes and the Class II-[ ] Notes are no longer outstanding or a Securities Insurer Default has not occurred and is continuing) with respect to the Group II Student Loans). If in the event that either (x) the Master Servicer is terminated with respect to only the Group I Student Loans and the Group I Notes, the Master Servicer shall remain liable under this Agreement for all of its obligations hereunder with respect to the Group II Student Loans and the Group II Notes, or (y) the Master Servicer is terminated with respect to only the Group II Student Loans and the Group II Notes, the Master Servicer shall remain liable under this Agreement for all of its obligations hereunder with respect to the Group I Student Loans and the Group I Notes. Any successor Master Servicer shall only succeed to the rights and obligations with respect to which the Master Servicer has been terminated. In the event that there are two Master Servicers, each Master Servicer shall master service its respective group of student loans and notes in the manner set forth in this Agreement and shall cooperate with the other Master Servicer to the extent necessary for each Master Servicer to fulfill its respective obligations hereunder.

            In addition, in the event that the senior long-term debt rating of the Master Servicer is lowered below "A3," "A-" or its equivalent by any Rating Agency, the Securities Insurer (provided that a Securities Insurer Default has not occurred and is continuing), shall have the right to remove the Master Servicer with respect to the Group II Student Loans only; provided, however, that KBUSA shall have the right upon written notification of such removal to transfer its master servicing obligations to an Affiliate with a long-term senior debt rating of "A3," "A-" or above from each Rating Agency, and such Affiliate shall be the successor Master Servicer with respect to the Group II Student Loans.

            (b) Administrator Default. If any one of the following events (an "Administrator Default") shall occur and be continuing:

            (1) any failure by the Administrator to direct the Indenture Trustee in writing to make the required transfers of amounts on deposit in any of the Trust Accounts to the Collection Account, on or before the Business Day immediately preceding any Monthly Servicing Payment Date or Distribution Date, as applicable, or any failure by the Administrator to direct the Indenture Trustee in writing to make any required distributions from the Collection Account on any Monthly Servicing Payment Date or Distribution Date, as applicable, which failure continues unremedied for three Business Days after written notice of such failure is received by the Administrator from the Indenture Trustee, the Securities Insurer or the Eligible Lender Trustee or after discovery of such failure by an officer of the Administrator; or

            (2) any failure by the Administrator duly to observe or to perform in any material respect any other covenants or agreements of the Administrator set forth in this Agreement, the Administration Agreement or any other Basic Document, which failure shall

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

(i) materially and adversely affect the rights of the holders of Notes or the Securities Insurer (in each case (provided that no Securities Insurer Default has occurred and is continuing), as determined by the Securities Insurer) and
(ii) continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to the Administrator by the Indenture Trustee or the Eligible Lender Trustee or (B) to the Administrator and to the Indenture Trustee and the Eligible Lender Trustee by the Securities Insurer (unless the Class II-[ ] Notes and the Class II-[ ] Notes are no longer outstanding or a Securities Insurer Default shall have occurred and is continuing, and then by the Group I or Group II Controlling Noteholders, representing not less than 25% of the Outstanding Amount of the related Classes of Group I or Group II Notes, as applicable); or

            (3)   an Insolvency Event occurs with respect to the Administrator;

then, and in each and every case, so long as the Administrator Default shall not have been remedied, either the Indenture Trustee with the consent of the Securities Insurer (provided that no Securities Insurer Default has occurred and is continuing), or the Securities Insurer (unless a Securities Insurer Default shall have occurred and is continuing, and then the Group I or Group II Controlling Noteholders, representing not less than 25% of the Outstanding Amount of the related Classes of Group I or Group II Notes, as applicable), by notice then given in writing to the Administrator (and to the Indenture Trustee, the Securities Insurer, the Swap Counterparty and the Eligible Lender Trustee if given by the holders of Notes) may terminate all the rights and obligations (other than the obligations set forth in Section 6.05 hereof) of the Administrator under this Agreement and the Administration Agreement. On or after the receipt by the Administrator of such written notice, all authority and power of the Administrator under this Agreement and the Administration Agreement, whether with respect to Notes or the Financed Student Loans or otherwise, shall, without further action, pass to and be vested in the Indenture Trustee or such successor Administrator as may be appointed under Section 8.02; and, without limitation, the Indenture Trustee and the Eligible Lender Trustee are hereby authorized and empowered to execute and deliver, for the benefit of the predecessor Administrator, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The predecessor Administrator shall cooperate with the successor Administrator, the Indenture Trustee and the Eligible Lender Trustee in effecting the termination of the responsibilities and rights of the predecessor Administrator under this Agreement and the Administration Agreement. All reasonable costs and expenses (including attorneys' fees) incurred in connection with amending this Agreement and the Administration Agreement to reflect such succession as Administrator pursuant to this Section shall be paid by the predecessor Administrator upon presentation of reasonable documentation of such costs and expenses. Upon receipt of notice of the occurrence of a Administrator Default, the Eligible Lender Trustee shall give notice thereof to the Rating Agencies, the Securities Insurer and the Swap Counterparty.

            In addition, in the event that the senior long term debt rating of the Administrator is lowered below "A3", "A-" or its equivalent by any Rating Agency, the Securities Insurer (provided that a Securities Insurer Default has not occurred and is continuing), shall have the right to remove the Administrator with respect to the Group II Student Loans only; provided, however, that KBUSA shall have the right upon written notification of such removal to transfer its trust administration obligations to an Affiliate with a long term senior debt rating of "A3",

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"A-" or above from each Rating Agency, and such Affiliate shall be the successor
Administrator with respect to the Group II Student Loans.

            SECTION 8.02. Appointment of Successor. (a) Upon receipt by the Master Servicer or the Administrator, as the case may be, of notice of termination (or, with respect to the Master Servicer of partial termination) pursuant to Section 8.01, or the resignation by the Master Servicer or the Administrator, as the case may be, in accordance with the terms of this Agreement, the predecessor Master Servicer or Administrator, as the case may be, shall continue to perform its functions as Master Servicer or Administrator, as the case may be, under this Agreement or under this Agreement and the Administration Agreement, as the case may be, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the later of (x) the date 120 days from the delivery to the Eligible Lender Trustee and the Indenture Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (y) the date upon which the predecessor Master Servicer or Administrator, as the case may be, shall become unable to act as Master Servicer or Administrator, as the case may be, as specified in the notice of resignation and accompanying Opinion of Counsel. In the event of the termination (or, with respect to the Master Servicer of partial termination) hereunder of a Master Servicer or the Administrator, as the case may be, the Issuer shall appoint, (x) with respect to the Group I Notes, provided that the Rating Agency Condition is satisfied, or (y) with respect to the Group II Notes, with the consent of the Securities Insurer (provided that no Securities Insurer Default has occurred and is continuing), a successor Master Servicer (with respect to the affected group or groups of Financed Student Loans) or Administrator, as the case may be, acceptable to the Indenture Trustee, and the successor Master Servicer or Administrator, as the case may be, shall accept its appointment by a written assumption in form acceptable to the Indenture Trustee. In the event that a successor Master Servicer or Administrator, as the case may be, has not been appointed at the time when the predecessor Master Servicer or Administrator, as the case may be, has ceased to act as Master Servicer or Administrator in accordance with this Section, the Indenture Trustee without further action shall automatically be appointed the successor Master Servicer or Administrator, as the case may be, and the Indenture Trustee shall be entitled to the applicable portion of the Master Servicing Fee or the Administration Fee, as the case may be. Notwithstanding the above, the Indenture Trustee shall, if it shall be unwilling or legally unable so to act, appoint or petition a court of competent jurisdiction to appoint, in each case with the consent of the Securities Insurer which consent shall not be unreasonably withheld, any established institution whose regular business shall include the servicing of student loans, as the successor to the Master Servicer under this Agreement or to the Administrator under this Agreement and the Administration Agreement; provided, however, that such right to appoint or to petition for the appointment of any such successor Master Servicer shall in no event relieve the Indenture Trustee from any obligations otherwise imposed on it under the Basic Documents until such successor has in fact assumed such appointment.

            (b) Upon appointment, the successor Master Servicer or Administrator, as the case may be (including the Indenture Trustee acting as successor Master Servicer or Administrator, as the case may be), shall be the successor in all respects to the predecessor Master Servicer (but only with respect to the group of Financed Student Loans with respect to which it is replacing the Master Servicer) or Administrator, as the case may be, and shall be

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subject to all the responsibilities, duties and liabilities placed on the predecessor Master Servicer or Administrator, as the case may be, that arise thereafter or are related thereto and shall be entitled to an amount agreed to by such successor Master Servicer or Administrator (which shall not exceed the applicable portion of the Master Servicing Fee or the Administration Fee, as the case may be, unless such compensation arrangements have been consented to by the Securities Insurer (with respect to the Group II Student Loans and Group II Notes only and provided that no Securities Insurer Default has occurred and is continuing) and will not result in a downgrading of the related Group of Notes by any Rating Agency) and all the rights granted to the predecessor Master Servicer or Administrator, as the case may be, by the terms and provisions of this Agreement.

            (c) Neither the Master Servicer nor the Administrator may resign unless it is prohibited from serving as such by law as evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee, the Securities Insurer, the Swap Counterparty and the Eligible Lender Trustee. Notwithstanding the foregoing or anything to the contrary herein or in the other Basic Documents, the Indenture Trustee, to the extent it is acting as successor Master Servicer or Administrator pursuant hereto and thereto, shall be entitled to resign to the extent a qualified successor Master Servicer or Administrator has been appointed and has assumed all the obligations of the Master Servicer or the Administrator, as the case may be, in accordance with the terms of this Agreement and the other Basic Documents.

            SECTION 8.03. Notification to Noteholders. Upon any termination of, or appointment of a successor to, the Master Servicer or the Administrator, as the case may be, pursuant to this Article VIII, the Indenture Trustee shall give prompt written notice thereof to holders of the related group of Notes, the Securities Insurer, the Depositor and the Rating Agencies (which, in the case of any such appointment of a successor, shall consist of prior written notice thereof to the Depositor, the Securities Insurer and the Rating Agencies).

            SECTION 8.04. Waiver of Past Defaults. (A) With respect to all Master Servicer Defaults, (x) with respect to the Group I Student Loans and the Group I Notes, the Group I Controlling Parties, representing not less than 25% of the Outstanding Amount of the related Group I Notes, or (y) with respect to the Group II Student Loans and the Group II Notes, the Securities Insurer (unless the Class II-[ ] Notes and the Class II-[ ] Notes are no longer outstanding or a Securities Insurer Default shall have occurred and is continuing, and then the Group II Controlling Parties, representing not less than 25% of the Outstanding Amount of the related Group II Notes), may waive in writing any default by the Master Servicer in the performance of its obligations hereunder, but only with respect to the related group of Financed Student Loans, and (B) with respect to all Administrator Defaults, the Securities Insurer (unless a Securities Insurer Default shall have occurred and is continuing, and then the Group I and Group II Controlling Noteholders, representing, in the aggregate, not less than 25% of the Outstanding Amount of all of the related Group I and Group II Notes), may waive in writing any default by the Administrator in the performance of its obligations hereunder and under the Administration Agreement, and any consequences thereof, except a default in making any required deposits to or payments from any of the Trust Accounts (or giving instructions regarding the same) in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Master Servicer Default or Administrator Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement and the Administration

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Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

                                   ARTICLE IX

                                   Termination

            SECTION 9.01. Termination. (a) Optional Purchase of All Financed Student Loans by the Master Servicer. As of the last day of any Collection Period immediately preceding a Distribution Date as of which the sum of the then outstanding Pool Balance is 10% or less of the Initial Financed Student Loan Pool Balance, the Master Servicer shall have the option to purchase the Trust Estate, other than the Trust Accounts; provided, however, that, unless each Rating Agency agrees otherwise, the Master Servicer may not effect any such purchase so long as the rating on its long-term debt obligations is less than Baa3 by Moody's, BBB by S&P, unless the Administrator shall have given notice to each of the Rating Agencies and the Eligible Lender Trustee, the Securities Insurer, the Swap Counterparty and the Indenture Trustee shall have received an Opinion of Counsel to the effect that such purchase would not constitute a fraudulent conveyance. To exercise such option, the Master Servicer shall deposit pursuant to Section 5.04 in each sub-account of the Collection Account an amount equal to the aggregate Purchase Amount for the Group I and Group II Student Loans and the related rights with respect thereto, plus the appraised value of any such other property held by the Trust other than the Trust Accounts, such value to be determined by an appraiser mutually agreed upon by the Master Servicer and the Eligible Lender Trustee, and shall succeed to all interests in and to the Trust; provided, however, that the Master Servicer may not effect such purchase if the aggregate Purchase Amount to be so deposited in the Collection Account does not equal or exceed an amount equal to the sum of
(i) the unpaid principal amount of all the Notes then outstanding plus accrued and unpaid interest thereon at the applicable Note Interest Rates to the date of exercise including the amount of all unpaid Noteholders' Interest Index Carryover (with respect to each Class of Notes other than the Class II-[ ] Notes) with respect thereto and (ii) all amounts then owed to each of the Securities Insurer, the Swap Counterparty and the Cap Provider, if any.

            (b) The Put Options. (i) With respect to each of the Put Options, on or before the Distribution Date that is three months prior to the Put Option Exercise Date, the Indenture Trustee (or the Administrator acting on its behalf) shall solicit exercise instructions from the Group I and Group II Controlling Noteholders regarding the Group I and Group II Put Option, respectively. The Indenture Trustee (or the Administrator acting on its behalf) shall provide a description of the Group I or Group II Put Option, as applicable, and copies of such other related documents as it deems advisable, in its sole judgment (or as is reasonably requested by any Noteholder), to assist the applicable Noteholders in determining whether to direct the exercise of the Group I or Group II Put Option, as the case may be. If a majority in interest (based on then respective Outstanding Amounts) of the Group I or Group II Controlling Noteholders direct the Indenture Trustee, in writing, within 5 Business Days of the Put Option Exercise Date, to exercise the Group I or Group II Put Option, as the case may be, then the Indenture Trustee shall exercise the Group I or Group II Put Option, as applicable, on the Put Option Exercise Date, in accordance with the procedures set forth in the Group I or Group II Put Option Agreement, as applicable.

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            (ii)  Notwithstanding the provisions of clause (b)(i) above, the
      Indenture Trustee shall not exercise the Group I or Group II Put Option, as applicable, on the Put Option Exercise Date if it has been advised by the Administrator (in its capacity as calculation agent under the Group I or Group II Put Option Agreement, as applicable), that the related Put Option Exercise Price to be received from the Put Option Provider would be less than the related Minimum Acceptable Put Exercise Option Price (plus all amounts then on deposit in the Group I or Group II Reserve Account, as applicable).

            (iii) In the event that the Indenture Trustee is not directed by a majority in interest of the Group I or Group II Controlling Noteholders, as applicable, to exercise the Group I or Group II Put Option, respectively, all distributions on the Group I or Group II Notes, respectively, will continue to be made on each succeeding Distribution Date in the manner provided in Section 5.05(c) above, and the provisions of Section 9.01(c) below shall not be applicable.

            (iv) In the event that the Indenture Trustee is directed to exercise the Group I or Group II Put Option, as the case may be, by a majority in interest of the Group I or Group II Controlling Noteholders, respectively, but is unable to comply with such directions due to the conditions set forth in clause (b)(ii) above being applicable, the Specified Collateral Balance for the Group I or Group II Notes, as applicable, shall be reduced to zero for all subsequent Distribution Dates and distributions on the Group I or Group II Notes, respectively, will continue to be made on each succeeding Distribution Date in the manner provided in Section 5.05(c) above, and the provisions of Section 9.01(c) below shall be applicable.

            (c) Auctions of Financed Student Loans. (i) In the event that (x) the Group I or Group II Put Option is exercised and the Put Option Provider defaults on its obligations with respect to the Group I or Group II Put Option Agreement, as the case may be, or (y) the Indenture Trustee is directed to exercise the Group I or Group II Put Option, as the case may be, by a majority in interest the Group I or Group II Controlling Noteholders, respectively, but is unable to comply with such directions due to the conditions set forth in clause (b)(ii) above being applicable, any related Group I or Group II Student Loans, as applicable, remaining in the Trust as of the end of the Collection Period immediately preceding the [ ] [ ] Distribution Date will be offered (and shall be offered again at the end of each or any subsequent Collection Period if so instructed in writing by a majority of the Group I or Group II Controlling Noteholders, as the case may be, with respect to the Group I or Group II Student Loans, respectively) for sale by the Indenture Trustee as both a single pool relating to both groups of Financed Student Loans (but only in the event that both groups of Financed Student Loans are affected by sub-clause (x) or (y) above) (a "Single Pool Sale") and in two separate pools, one relating to each group of Financed Student Loans (but only in the event that such group of Financed Student Loans is affected by sub-clause (x) or (y) above) (a "Two Pool Sale"). [Notwithstanding the foregoing, if a Coordination Agreement requires the offering of the Access Loans to PHEAA, TERI and/or LAI, the Indenture Trustee shall, in accordance with Section 10.06(a) of this Agreement, separately offer for sale the Financed Student Loans that are Access Loans as one or two separate sub-pools and shall combine the bids received with respect to such sub-pool or sub-pools with the bids received with respect to the other related group or groups of Financed Student Loans in determining whether the related Minimum Purchase Amount requirement has been met.]

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            (ii)  If at least two bids are received, with respect to a Single
      Pool Sale, the Indenture Trustee will solicit and resolicit bids from all participating bidders until only one bid remains for all related Financed Student Loans or until the remaining bidders decline to resubmit bids; and, with respect to a Two Pool Sale, if at least two bids are received for either pool of Group I or Group II Student Loans, as applicable, the Indenture Trustee will solicit and resolicit bids from all participating bidders until only one bid remains with respect to each such pool of Group I or Group II Student Loans, as applicable, or until the remaining bidders decline to resubmit bids.

            (iii) At the conclusion of the bidding process, the Indenture Trustee shall accept the higher of the results produced from a Single Pool Sale or from a combination of two bids from a Two Pool Sale; provided, however, that in either case, no such bid or bids shall be accepted unless such single bid or combination of two bids meets or exceeds the related Minimum Purchase Amount; and provided, further, that with respect to a Two Pool Sale, if the related Minimum Purchase Amount is met or exceeded with respect to either, but not both, of the Group I and Group II Student Loans, the Indenture Trustee shall accept the bid and consummate the sale of the Group I or Group II Student Loans, as applicable, that at least meets the related Minimum Purchase Amount, and reject the bid and not consummate a sale of the Group I or Group II Student Loans, as applicable, with respect to the bid that does not at least meet the related Minimum Purchase Amount.

            (iv) In connection with the determination of the related Minimum Purchase Amount, the Indenture Trustee may consult, and, at the direction of a majority in interest of the Group I or Group II Controlling Noteholders, as applicable, shall consult, with a financial advisor (which may be the Administrator) to determine if the fair market value of the Financed Student Loans has been offered. The proceeds of any such sale with respect to the Group I or Group II Student Loans will be applied in the order of priority set forth in Section 5.04(b)(X) or (Y), as applicable, of the Indenture. If a sale of either the Group I or Group II Student Loans is not consummated in accordance with the foregoing, the Indenture Trustee may, (or shall, at the written direction of the Group I or Group II Controlling Noteholders, as applicable), solicit bids to purchase the Group I or Group II Student Loans, as the case may be, on future Distribution Dates upon terms similar to those described above. In addition, the Indenture Trustee, the Securities Insurer, the Swap Counterparty, the Eligible Lender Trustee and each Rating Agency shall be provided with an Opinion of Counsel that any such sale of the Financed Student Loans would not constitute a fraudulent conveyance.

            (v) In the event of any auction of Group I or Group II Student Loans, neither KeyCorp nor any of its Affiliates (including, without limitation, KBUSA, the Depositor and the Put Option Provider) may offer bids to purchase any such Financed Student Loans.

            (d) Notice. As described in Article IX of the Trust Agreement, notice of any termination of the Trust shall be given by the Administrator to the Eligible Lender Trustee, the Securities Insurer and the Indenture Trustee as soon as practicable after the Administrator has received notice thereof.

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            (e)   Succession. Following the satisfaction and discharge of the
Indenture and the payment in full of the principal of and interest on the Notes, and all amounts due and owing to the Securities Insurer and the Swap Counterparty, the holders of Certificates will succeed to the rights of the holders of Notes hereunder and the Eligible Lender Trustee will succeed to the rights of (except for the rights of the Indenture Trustee which have accrued prior to the satisfaction and discharge of the Indenture and the payment in full of the principal of an interest on the Notes), and assume the obligations of, the Indenture Trustee pursuant to this Agreement and any other Basic Documents.

                                   ARTICLE X

             Additional Provisions Regarding Financed Student Loans

            SECTION 10.01. Periodic Reports. [No later than the fifteenth day of each month, and for so long as the Eligible Lender Trustee on behalf of the Trust shall own the Financed Student Loans, the Trust shall furnish to LAI or cause to be furnished in an electronic form suitable to LAI, a record of all Financed Student Loans which are Access Loans (the "Record"), as of the last day of the preceding month. The Master Servicer shall (or shall cause the applicable Sub-Servicers to) furnish the Record to LAI on behalf of the Trust (or on behalf of the Indenture Trustee in the event that the Indenture Trustee becomes the owner of the Financed Student Loans) as required by this Section 10.01. The Master Servicer, acting on behalf of the Trust, shall honor LAI's reasonable request for additional Records, at LAI's expense. The Record shall be on a borrower level, by loan, and shall include, but need not be limited to, the information required to be delivered by KBUSA to LAI pursuant to the second paragraph of Section 10.7 of the 1996-1998 Coordination Agreement. The Master Servicer acknowledges and agrees that the costs and expenses to produce and distribute (or to cause the applicable Sub-Servicers to produce and distribute) the Record are part of the data transfer fee payable to it pursuant to the Servicing Fee Schedule, attached as Schedule E to this Agreement and agrees that no additional fees will be payable by the Trust or the Administrator to produce and deliver the Record.

            In addition to the foregoing Record, the parties hereto acknowledge and agree that LAI may obtain from the Master Servicer (or the applicable Sub-Servicers) at the sole cost and expense of LAI such additional information as LAI may reasonably request concerning the Financed Student Loans which are Access Loans, including, but not limited to, information on defaults, average principal balance, and complaints. Any such request shall be made in writing to the Administrator, with a copy to the Eligible Lender Trustee and the Master Servicer. The Trust shall not be obligated to incur or pay any costs or expenses associated with the production or delivery of such additional information, except that, if the additional information requested by LAI is contained in any monthly or other periodic report produced by the Master Servicer (or a Sub-Servicer acting on its behalf) and delivered to the Trust (or to the Administrator on behalf of the Trust) pursuant to this Agreement, the Trust shall provide a copy of such report, or excerpts therefrom, to LAI and the Administrator shall bear all photocopying and postage charges for producing and mailing such copy.]

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            The Indenture Trustee agrees to assume and perform the obligations of the Trust under this Section 10.01 in the event that the Indenture Trustee forecloses upon its security interest in and becomes the owner of the Financed Student Loans.

            SECTION 10.02. Cooperation. [With regard to the Financed Student Loans which are Access Loans, the Trust, the Indenture Trustee, the Eligible Lender Trustee, the Master Servicer and the Administrator each agree to cooperate with each other, with each applicable Sub-Servicer and LAI, with the other parties to the Coordination Agreements and with each of their internal or external auditors, or governmental examiners, at the expense of the party requesting such cooperation, and to provide any information regarding origination, disbursement, servicing, and data collection relating to such loans as reasonably requested by the other parties, their auditors, or governmental examiners as necessary or desirable for the performance of an audit or examination. In that regard, each party shall make available any necessary supporting records to each other party and shall resolve any discrepancy claimed to exist in such records to the reasonable satisfaction of the other party within 30 days of the date that the other party has claimed that a discrepancy exists. Notwithstanding the foregoing, the parties acknowledge that audit reviews conducted during heavy processing periods may disrupt such operations. Accordingly, unless a party has reason to believe that another party is in material breach of the performance of its obligations under this Agreement, the Administration Agreement, the Trust Agreement or the Indenture, reviews by internal or external auditors shall only be scheduled during the months of [January, February, April, May, June, September, October, November or December].]

            SECTION 10.03. Confidentiality. Each party to this Agreement and the Indenture Trustee agrees to maintain the confidentiality of all data, materials and information relating to [The Access Group(SM) Loan Program and] the Financed Student Loans entrusted to it by another party hereto or any party to any of the Coordination Agreements. Each party also agrees not to use such data, materials and information for any purpose other than the limited purpose of performing its obligations under this Agreement, the Administration Agreement, the Indenture, the Trust Agreement or the Coordination Agreements. This section shall not be deemed to preclude the disclosure of (i) information relating to the historical performance of the Financed Student Loans (including, but not limited to, statistical information relating to defaults, prepayments, consolidations, deferrals and forbearances) by KBUSA or the Administrator or, with the consent of the Administrator, by the Eligible Lender Trustee or Indenture Trustee, (ii) such information as in any of the Master Servicer's (or any Sub-Servicer's acting on behalf of the Master Servicer), Administrator's, Eligible Lender Trustee's or Indenture Trustee's discretion may be required under any of this Agreement, the Trust Agreement, the Indenture or the Administration Agreement to be disclosed to holders of the Notes, (iii) such information as may be required to be disclosed under applicable laws, rules, regulations or governmental orders, (iv) information obtained by the Indenture Trustee in the performance of its obligations as Indenture Trustee, provided that the Indenture Trustee shall maintain the confidentiality of all account level and borrower level information, including without limitation, the borrower's name, address and social security number and the account balance and account history or (v) [disclosure by LAI of information in the Record or other information received by LAI pursuant to Section 10.01 of this Agreement.]

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

            SECTION 10.04. Future Purchases. [The Trust, the Eligible Lender Trustee and the Indenture Trustee each hereby agree that, in the event of any sale or other transfer of any Financed Student Loans that are Access Loans to any third party, the Trust, the Eligible Lender Trustee or the Indenture Trustee, as the case may be, as seller, or the Administrator acting on their behalf, (i) shall use reasonable efforts to obtain from the purchaser or transferee of such Access Loans an agreement in form and substance satisfactory to LAI pursuant to which such purchaser or transferee agrees to observe and comply with the obligations of the parties to this Agreement under Sections
10.02 and 10.03 hereof and the obligations of the Trust, the Eligible Lender Trustee or the Indenture Trustee, as the case may be, as seller, or the Administrator acting on its behalf, under this clause (i) of Section 10.04 hereof and (ii) shall obtain from any such purchaser or transferee an agreement to provide LAI with prior notice of any future sale of such Access Loans, or portion thereof, acquired by such purchaser or transferee and an agreement to comply with the obligations of the Trust under Section 10.01 and the obligations of the seller under this clause (ii) of Section 10.04 and under the last sentence of Section 10.06(a) of this Agreement (provided, however, that if the purchaser or transferee does not retain the Master Servicer (or the related Sub-Servicer) as servicer, the obligation to deliver "Reports" shall be construed as an obligation to deliver reports containing information substantially similar to the information contained in Reports).]

            SECTION 10.05. Private Guarantee Fee. [Each of the Depositor and KBUSA acknowledges and agrees that, with respect to the Access Loans that are "Privately Guaranteed Loans" (as defined in the 1992, 1993-1995 and 1996-1998 Coordination Agreements) that have not yet entered repayment and are Financed Student Loans, KBUSA retains the obligation, pursuant to Section 9.2 of the 1992, 1993-1995 and 1996-1998 Coordination Agreements, to advance to the borrower an additional private guarantee fee equal to 2% of the original principal amount of any such Privately Guaranteed Loan made to a student since the commencement of the 1992-1993 Law Access(R) Program through the 1995-1996 Access Group Loan Program, and, commencing with the 1996-1998 Access Group Loan Program a fee of 4% of the original principal amount of each LAL Loan, 3% of each GAL Loan and BEL Loan and 2% for each MAL Loan, DAL Loan and REL Loan (each such term as defined in the 1992, 1993-1995 and 1996-1998 Coordination Agreements). The proceeds of such advances shall be remitted in accordance with the 1992, 1993-1995 and 1996-1998 Coordination Agreements and Assigned Agreements.]

            SECTION 10.06. Bids/First Refusal Rights. (a) [If required pursuant to a Coordination Agreement (and only to the extent required thereunder), in connection with any contemplated sale of any Financed Student Loans pursuant to
Section 9.01(c) of this Agreement, the Indenture Trustee, on behalf of the Trust, shall notify [PHEAA, ASA, LAI and TERI] of any proposed solicitation of bids or offers to purchase the pool of Access Loans offered for sale as part of a Two Pool Sale, such notice to be delivered not less than thirty (30) days prior to the date upon which bids or offers are to be received by the Indenture Trustee. Each of [PHEAA, TERI and LAI] shall be given an opportunity to submit a bid or offer to purchase all such Access Loans being offered for sale within such thirty (30) day period and if no other bid exceeds [PHEAA's, TERI's or LAI's bid and if PHEAA's, TERI's or LAI's] bid, in combination with the highest bid for the other pool of Financed Student Loans being sold, is equal to or in excess of the Minimum Purchase Amount the Indenture Trustee, on behalf of the Trust, shall convey such pool of Access Loans offered for sale to whichever of [PHEAA, TERI or LAI], as the case may

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be, submitted the highest bid. If no combination of bids that are received pursuant to any solicitation process in connection with a Two Pool Sale are equal to or in excess of the Minimum Purchase Amount, the Indenture Trustee will not consummate a sale of such Financed Student Loans. The Indenture Trustee, on behalf of the Trust, shall require any purchaser or transferee who acquires Financed Student Loans that are Access Loans to acquire all Financed Student Loans of a borrower owned by the Trust and not in default, except that, with regard thereto, the Indenture Trustee, on behalf of the Trust, may sell or transfer to a purchaser or transferee all Financed Federal Loans of a borrower and sell or transfer to a different purchaser or transferee all Financed Guaranteed Private Loans of the same borrower.]

            (b) The provisions of this Section 10.06 shall not apply to any sale or other transfer of any Financed Student Loans to the Put Option Provider pursuant to the exercise of the Group I or Group II Put Option, or to KBUSA, the Administrator or the Master Servicer (or a Sub-Servicer acting in its stead) as may be required or permitted under this Agreement or any Guarantor in connection with the enforcement of any applicable Guarantee Agreement. [KBUSA acknowledges that if any Financed Student Loan that is an Access Loan is reacquired by it, such Financed Student Loan shall from the time of such reacquisition become subject to the restrictions and requirements on sale or transfer of loans by KBUSA under the applicable Coordination Agreement.]

            SECTION 10.07. Consolidation Loans. [The parties to this Agreement, to the extent applicable, hereby acknowledge and agree that, solely for purposes of allocating consolidation loans that relate to Access Loans among lenders, pursuant to Section 8.1 of the 1996-1998 Coordination Agreement, Section 8.1 of the 1993-1995 Coordination Agreement, Section 8.1 of the 1992 Coordination Agreement and any similar provision in any similar Coordination Agreement with respect to subsequent academic years, KBUSA, shall be deemed to be the owner of, and lender on, all Financed Student Loans.]

                                   ARTICLE XI

                                  Miscellaneous

            SECTION 11.01. Amendment. This Agreement may be amended by the Depositor, the Master Servicer, the Administrator and the Eligible Lender Trustee, with the consent of the Indenture Trustee and (unless any such proposed amendment does not affect the Group II Student Loans or the Group II Insured Notes or the Securities Insurer as evidenced by an Opinion of Counsel of the Depositor (who shall not be an employee of KBUSA or any of its Affiliates) regarding the lack of changes to any legal rights and remedies of the Group II Insured Noteholders or the Securities Insurer, and a confirmation from each Rating Agency that such amendment will not result in the downgrading of the then current ratings of any of the Group II Insured Notes (without regard to the Group II Insured Notes Guaranty Insurance Policy), the Securities Insurer, but without the consent of the Swap Counterparty or any of the holders of Notes, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the holders of Notes; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Eligible Lender Trustee, the Securities Insurer, the Swap Counterparty and the Indenture

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Trustee, adversely affect in any material respect the interests of any holder of
Notes, the Securities Insurer or the Swap Counterparty.

            This Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Administrator and the Eligible Lender Trustee, with the consent of the Indenture Trustee, the consent of a majority in interest of the Group I Controlling Parties (unless any such proposed amendment does not affect the Group I Student Loans or the Group I Notes as evidenced by an Opinion of Counsel of the Depositor (who shall not be an employee of KBUSA or any of its Affiliates) regarding the lack of changes to any legal rights and remedies of the Group I Noteholders, and a confirmation from each Rating Agency that such amendment will not result in the downgrading of the then current ratings of any of the Group I Notes), the Securities Insurer (unless the Class II-[ ] Notes and the Class II-[ ] Notes are no longer outstanding or a Securities Insurer Payment Default has occurred and is continuing, then in such case a majority in interest of the Group II Controlling Parties (unless any such proposed amendment does not affect the Group II Student Loans or the Group II Insured Notes or the Securities Insurer as evidenced by an Opinion of Counsel of the Depositor (who shall not be an employee of KBUSA or any of its Affiliates) regarding the lack of changes to any legal rights and remedies of the Group II Insured Noteholders or the Securities Insurer, and a confirmation from each Rating Agency that such amendment will not result in the downgrading of the then current ratings of any of the Group II Insured Notes (without regard to the Group II Insured Notes Guaranty Insurance Policy)) and the Swap Counterparty (which shall not be unreasonably withheld), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the holders of any Class of Notes; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments with respect to Group I or Group II Student Loans or distributions that shall be required to be made for the benefit of the holders of Group I or Group II Notes or (b) amend the aforesaid percentage of the Outstanding Amount of the related Class or Classes of Notes, which are required to consent to any such amendment, without the consent of all outstanding holders of all Classes of Notes affected by such amendment (notwithstanding anything to the contrary contained in the Indenture or the Trust Agreement, such rights of consent granted to the holders of the Notes contained in clauses (a) and (b) of this proviso shall not be exercisable by the Group I Controlling Noteholders on behalf of all of the Group I Noteholders or by the Securities Insurer on behalf of all of the Group II Insured Noteholders).

            Promptly after the execution of any such amendment or consent (or, in the case of the Rating Agencies, five Business Days prior thereto), the Eligible Lender Trustee shall furnish written notification of the substance of such amendment or consent to the Depositor, each holder of Certificates (if not the Depositor), the Indenture Trustee, the Securities Insurer, the Swap Counterparty and each of the Rating Agencies.

            It shall not be necessary for the consent of holders of Notes pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

            Prior to the execution of any amendment to this Agreement, the Eligible Lender Trustee and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of

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Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 11.02(i)(1). The Eligible Lender Trustee and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects the Eligible Lender Trustee's or the Indenture Trustee's, as applicable, own rights, duties or immunities under this Agreement or otherwise.

            SECTION 11.02. Protection of Interests in Trust. (a) The Depositor shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the interest of the Issuer, the Eligible Lender Trustee, the Securities Insurer, the Swap Counterparty and the Indenture Trustee in the Group I and/or Group II Student Loans, as applicable, and in the proceeds thereof. The Depositor shall deliver (or cause to be delivered) to the Eligible Lender Trustee, the Securities Insurer, the Swap Counterparty and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

            (b) Neither the Depositor nor the Master Servicer shall (nor shall the Master Servicer permit a Sub-Servicer or the Custodian to) change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-402(7) of the UCC, unless it shall have given the Eligible Lender Trustee, the Securities Insurer, the Swap Counterparty and the Indenture Trustee at least five days' prior written notice thereof and shall have promptly filed (or cause to be filed) appropriate amendments to all previously filed financing statements or continuation statements.

            (c) The Depositor and the Master Servicer shall have an obligation (and the Master Servicer shall cause each Sub-Servicer and the Custodian) to give the Eligible Lender Trustee, the Securities Insurer, the Swap Counterparty and the Indenture Trustee at least 60 days' prior written notice of any change in its jurisdiction of organization, if, as a result of such change, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file (or cause to be filed) any such amendment. The Master Servicer shall (and shall cause each Sub-Servicer and the Custodian to) at all times maintain each office from which it shall service Financed Student Loans (as applicable) and its jurisdiction of organization within the United States of America.

            (d) The Master Servicer shall (and shall cause the applicable Sub-Servicer or Custodian, as applicable, to) maintain accounts and records as to each Financed Student Loan accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Financed Student Loan, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect
to) each Financed Student Loan and the amounts from time to time deposited in the applicable sub-account of the Collection Account in respect of such Financed Student Loan.

            (e) The Master Servicer shall (and shall cause the applicable Sub-Servicer or Custodian, as applicable, to) maintain its computer systems so that, from and after the time of sale under this Agreement of the Financed Student Loans, the Master Servicer's (or the related

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

Sub-Servicer's or Custodian's, as applicable) master computer records (including any backup archives) that refer to a Financed Student Loan shall indicate clearly the interest of the Issuer, the Eligible Lender Trustee and the Indenture Trustee in such Financed Student Loan and that such Financed Student Loan is owned by the Eligible Lender Trustee on behalf of the Issuer and has been pledged to the Indenture Trustee for the benefit of the related group of Noteholders, the Swap Counterparty and the Securities Insurer (with respect to the Group II Student Loans only). Indication of the Issuer's, the Eligible Lender Trustee's and the Indenture Trustee's interest in a Financed Student Loan shall be deleted from or modified on the Master Servicer's (or the related Sub-Servicer's or Custodian's, as applicable) computer systems when, and only when, the related Financed Student Loan shall have been paid in full or repurchased.

            (f) If at any time the Depositor or the Administrator shall propose to sell, grant a security interest in, or otherwise transfer any interest in student loans to any prospective purchaser, lender or other transferee, the Master Servicer shall (or shall cause the applicable Sub-Servicers or Custodian, as applicable, to) give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Financed Student Loan, shall indicate clearly that such Financed Student Loan has been sold and is owned by the Eligible Lender Trustee on behalf of the Issuer and has been pledged to the Indenture Trustee for the benefit of the related group of Noteholders, the Swap Counterparty and the Securities Insurer (with respect to the Group II Student Loans only).

            (g) Upon reasonable notice, the Master Servicer shall (and shall cause the applicable Sub-Servicer or Custodian, as applicable, to) permit the Indenture Trustee and the Securities Insurer, the Swap Counterparty and their agents at any time during normal business hours to inspect, audit [(subject to Section 10.02 with respect to Financed Student Loans that are Access Loans)] and make copies of and abstracts from the Master Servicer's (or the related Sub-Servicer's or Custodian's, as applicable) records regarding any Financed Student Loan.

            (h) Upon request at any time the Eligible Lender Trustee or the Indenture Trustee shall have reasonable grounds to believe that such request would be necessary in connection with its performance of its duties under the Basic Documents, or (with respect to Group II Student Loans only) upon request of the Securities Insurer, the Master Servicer shall (or shall cause the applicable Sub-Servicers or Custodian, as applicable, to) furnish to the Eligible Lender Trustee or to the Indenture Trustee and the Securities Insurer (in each case, with a copy to the Administrator), within five Business Days, a list of all Group I and/or Group II Student Loans, as applicable (by borrower social security number, type of loan and date of issuance), then held as part of the Trust, and the Administrator shall furnish to the Eligible Lender Trustee or to the Indenture Trustee and the Securities Insurer, within 20 Business Days thereafter, a comparison of such list to the list of Initial Financed Student Loans set forth in Schedules A-1 and A-2 as of the Closing Date, and, for each Financed Student Loan that has been added to or removed from the pool of loans held by the Eligible Lender Trustee on behalf of the Issuer, information as to the date as of which and circumstances under which each such Financed Student Loan was so added or removed.

            (i) The Depositor shall deliver to the Eligible Lender Trustee, the Securities Insurer, the Swap Counterparty and the Indenture Trustee:

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            (1)   promptly after the execution and delivery of this Agreement and of each amendment thereto and on each Subsequent Transfer Date, an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Eligible Lender Trustee and the Indenture Trustee in the Financed Student Loans, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; and

            (2) within 120 days after the beginning of each calendar year commencing [April 30], [ ], an Opinion of Counsel, dated as of a date during such 120-day period, either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Eligible Lender Trustee and the Indenture Trustee in the Financed Student Loans, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; provided that a single Opinion of Counsel may be delivered in satisfaction of the foregoing requirement and that of Section 3.06(b) of the Indenture.

            Each Opinion of Counsel referred to in clause (1) or (2) above shall specify (as of the date of such opinion and given all applicable laws as in effect on such date) any action necessary to be taken in the following year to preserve and protect such interest.

            (j) The Depositor shall, to the extent required by applicable law, cause the Notes to be registered with the Commission pursuant to Section 12(b) or Section 12(g) of the Exchange Act within the time periods specified in such sections.

            SECTION 11.03. Notices. All demands, notices, instructions, directions and communications upon or to the Depositor, the Administrator, the Master Servicer, the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Securities Insurer or the Rating Agencies under this Agreement shall be in writing, personally delivered or mailed by certified mail, return receipt requested, (or in the form of telex or facsimile notice, followed by written notice delivered as aforesaid) and shall be deemed to have been duly given upon receipt (a) in the case of the Master Servicer, the Swap Counterparty, the Cap Counterparty, the Cap Provider or the Administrator, to Key Bank USA, National Association, 800 Superior Avenue, Fourth Floor, Cleveland, Ohio 44114,
Attention: Key Education Resources, KeyCorp Student Loan Trust [ ] (telephone:
(216) 828-9342; facsimile: (216) 828-9301), (b) in the case of the Issuer or the Eligible Lender Trustee, at the Corporate Trust Office of the Eligible Lender Trustee, (c) in the case of the Indenture Trustee, at its Corporate Trust Office, (d) in the case of the Securities Insurer, to [ ], Attention of [ ] (telephone: ( ) [ ] ; facsimile: ( ) [ ], (e) in the case of Moody's, to Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention:
ABS Monitoring Department (telephone: (212) 553-4948; facsimile: (212) 553-4600), (f) in the case of S&P to Standard & Poor's, 55 Water Street,
Attention: Asset Backed Surveillance Department (telephone (212) 438-2000; facsimile (212) 438-2649), and (g) in the case of the Depositor to Key Consumer Receivables LLC, c/o Key Bank USA, National Association, 800 Superior Avenue, Fourth Floor, Cleveland, Ohio 44114,

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Attention: Key Education Resources, KeyCorp Student Loan Trust [ ] (telephone:
(216) 828-9342; facsimile: (216) 828-9301), as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

            SECTION 11.04. Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Sections 6.06, 6.09, 7.03 and 7.05, this Agreement may not be assigned by the Depositor, the Administrator or the Master Servicer. This Agreement may only be assigned by the Eligible Lender Trustee to its permitted successor pursuant to the Trust Agreement.

            SECTION 11.05. Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Depositor, the Master Servicer, the Issuer and the Eligible Lender Trustee, the Indenture Trustee, the Securities Insurer and the holders of Notes, as third party beneficiaries, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

            SECTION 11.06. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            SECTION 11.07. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

            SECTION 11.08. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

            SECTION 11.09. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            SECTION 11.10. Assignment to Indenture Trustee. The Depositor hereby acknowledges and consents to any mortgage, pledge, assignment and grant by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the holders of the Notes of a security interest in all right, title and interest of the Issuer in, to and under the Financed Student Loans and/or the assignment of any or all of the Issuer's rights and obligations hereunder to the Indenture Trustee.

            SECTION 11.11. Nonpetition Covenants. (a) Notwithstanding any prior termination of this Agreement, the Depositor, the Master Servicer, the Administrator, and the Eligible Lender Trustee shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Depositor or the Issuer, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

            (b) Notwithstanding any prior termination of this Agreement, the Eligible Lender Trustee, the Master Servicer or any successor Master Servicer shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Depositor, acquiesce, petition or otherwise invoke or cause the Depositor to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Depositor under any insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Depositor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Depositor.

            SECTION 11.12. Limitation of Liability of Eligible Lender Trustee and Indenture Trustee. (a) Notwithstanding anything contained herein to the contrary, this Agreement has been signed by [ ], not in its individual capacity but solely in its capacity as Eligible Lender Trustee of the Issuer and, subject to paragraph (d) below, in no event shall [ ], in its individual capacity or, except as expressly provided in the Trust Agreement, as beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto as to all of which recourse shall be had solely to the assets of the Issuer.

            (b)   [Reserved.]

            (c) Notwithstanding anything contained herein to the contrary, this Agreement has been accepted by [ ] not in its individual capacity but solely as Indenture Trustee and, except as provided in paragraph (d) below, in no event shall [ ] have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

            (d) Notwithstanding any other provision in this Agreement or the other Basic Documents, nothing in this Agreement or the other Basic Documents shall be construed to limit the legal responsibility of the Eligible Lender Trustee or the Indenture Trustee to the U.S. Secretary of Education or a Guarantor for any violations of statutory or regulatory requirements that may occur with respect to loans held by the Eligible Lender Trustee or the Indenture Trustee, pursuant to, or to otherwise comply with their obligations under, the Higher Education Act or implementing regulations, it being expressly understood that the Indenture Trustee has no obligation or duty pursuant to this Section except in the event of foreclosure or pursuant to Section 8.01 as a successor Master Servicer.

            SECTION 11.13. Consent of the Securities Insurer. Whenever the consent or approval of the Securities Insurer is required under this Agreement, the [Great Lakes Sub-Servicing Agreements and the PHEAA Sub-Servicing Agreements], such consent or approval shall be reasonably given, except for consents or approvals required under Article VIII hereof with respect to which the consent or approval of the Securities Insurer shall be given at the sole discretion of the Securities Insurer.

            SECTION 11.14. Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto, the Noteholders, the Certificateholder and their respective successors and permitted assigns. The Indenture Trustee (on behalf of the Noteholders) and the Securities Insurer (provided that no Securities Insurer Payment Default has occurred and is continuing) shall each be a third-party beneficiary of this Agreement, entitled to enforce the provisions hereof as if a party hereto. Except as otherwise provided in this Agreement, no other person will have any rights or obligations hereunder.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                             KEYCORP STUDENT LOAN TRUST [ ],
                             as Issuer,

                             By: [ ], not in its individual capacity but solely
                                 as Eligible Lender Trustee on behalf of the
                                 Trust,
                                 By: ___________________________________________
                                     Name:
                                     Title:

                             KEY CONSUMER RECEIVABLES LLC,
                             as Depositor

                             By: _______________________________________________
                                 Name:
                                 Title:

                             KEY BANK USA, NATIONAL ASSOCIATION,
                             as Master Servicer,

                             By:________________________________________________
                                 Name:
                                 Title:

                             KEY BANK USA, NATIONAL ASSOCIATION,
                             as Administrator,
                             By: _______________________________________________
                                 Name:
                                 Title:

                             [ ],
                             not in its individual capacity but solely as Eligible Lender Trustee,

                             By: _______________________________________________
                                 Name:
                                 Title:

Acknowledged, accepted, and with
respect to Sections 2.06, 4.01, 6.04, 6.08,
10.03, 10.05, 10.06, and 10.07,
agreed to, as of the day and year
first above written:

KEY BANK USA, NATIONAL
ASSOCIATION,

By: _____________________________
    Name:
    Title:

Acknowledged, accepted, and with
respect to Article II, agreed to, as of
the day and year first above written:

[ ], not in its individual capacity but solely as Depositor Eligible Lender Trustee

By: ______________________________
    Name:
    Title:

Acknowledged, accepted, and with
respect to Article X, agreed to,
as of the day and year first above written:

[ ],
not in its individual capacity
but solely as Indenture Trustee,

By: ______________________________
    Name:
    Title:

Acknowledged and accepted
as of the day and year
first above written:

[ ],
not in its individual capacity
but solely in its capacity as
securities intermediary
under Section 5.01,

By: ________________________________
    Name:
    Title:

                                   APPENDIX A

                              DEFINITIONS AND USAGE

                                      Usage

            The following rules of construction and usage shall be applicable to any instrument that is governed by this Appendix:

            (a) All terms defined in this Appendix shall have the defined meanings when used in any instrument governed hereby and in any certificate or other document made or delivered pursuant thereto unless otherwise defined therein.

            (b) As used herein, in any instrument governed hereby and in any certificate or other document made or delivered pursuant thereto, accounting terms not defined in this Appendix or in any such instrument, certificate or other document, and accounting terms partly defined in this Appendix or in any such instrument, certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of such instrument. To the extent that the definitions of accounting terms in this Appendix or in any such instrument, certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Appendix or in any such instrument, certificate or other document shall control.

            (c) The words "hereof," "herein," "hereunder" and words of similar import when used in an instrument refer to such instrument as a whole and not to any particular provision or subdivision thereof; references in an instrument to "Article," "Section" or another subdivision or to an attachment are, unless the context otherwise requires, to an article, section or subdivision of or an attachment to such instrument; and the term "including" means "including without limitation."

            (d) The definitions contained in this Appendix are equally applicable to both the singular and plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

            (e) Any agreement, instrument or statute defined or referred to below or in any agreement or instrument that is governed by this Appendix means such agreement or instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.

            (f) References to "Group I and Group II" and/or "Group I or Group II" followed by a defined term shall mean such defined term as limited to the Group I Notes or Group I Student Loans, and the Group II Notes or Group II Student Loans (in each case, as applicable) to the exclusion of the other group of Notes or Financed Student Loans, as the case may be.

                                  Appendix A-1

                                   Definitions

            "Accepted Servicing Procedures" means that the Master Servicer shall (or shall cause the applicable Sub-Servicer to) manage, service, administer and make collections on the Financed Student Loans with reasonable care, using that degree of skill and attention that the Master Servicer (or such Sub-Servicer) exercises with respect to all comparable student loans that it services but, in any event, in accordance with customary and usual standards of practice of prudent lenders and loan servicers administering similar student loans. The Master Servicer shall (or shall cause the applicable Sub-Servicer to) manage, service, administer and make collections with respect to the Financed Student Loans in accordance with, and otherwise comply with, all applicable Federal and state laws, including all applicable standards, guidelines and requirements of the Higher Education Act (in the case of the Financed Federal Loans) and any applicable Guarantee Agreement (in the case of the Financed Guaranteed Loans). These procedures shall include collection and posting of all payments, responding to inquiries of borrowers on such Financed Student Loans, monitoring borrowers' status, making required disclosures to borrowers, investigating delinquencies, sending payment coupons to borrowers and otherwise establishing repayment terms, reporting tax information to borrowers, if applicable, accounting for collections and furnishing monthly and annual statements with respect thereto to the Administrator (and upon request the Administrator shall provide copies thereof to the Securities Insurer). The Master Servicer shall (or shall cause the applicable Sub-Servicer to) follow its customary standards, policies and procedures in performing its duties as Master Servicer (or Sub-Servicer, as the case may be).

            ["Access Loans" means those Financed Student Loans that were originated under The Law Access(R) Program or The Access Group(SM) Loan Program as administered by LSAS or LAI. ]

            "Act" has the meaning specified in Section 11.03(a) of the Indenture.

            "Additional Fundings" means the moneys transferred from the Group I or Group II Pre-Funding Account, as applicable, and the Group I or Group II Escrow Account, as applicable, on Subsequent Transfer Dates during the Funding Period, and shall consist of amounts paid to the Depositor and by the Depositor to the Seller to acquire Subsequent Student Loans and Other Student Loans (that become Group I or Group II Student Loans, as applicable) as of the applicable Subsequent Cut-off Dates, to pay capitalized interest on the Group I or Group II Student Loans, as applicable, and to pay Guarantee Fee Advances, if applicable, as provided in Section 5.08(a) of the Sale and Servicing Agreement.

            "Additional Group I Student Loans" means those Additional Student Loans that are also Group I Student Loans.

            "Additional Group II Student Loans" means those Additional Student Loans that are also Group II Student Loans.

            "Additional Student Loans" means the collective reference to the Subsequent Student Loans and Other Student Loans.

                                  Appendix A-2

            "Administration Agreement" means the Administration Agreement dated as of [ ], [ ], among the Issuer, the Indenture Trustee and the Administrator.

            "Administration Fee" has the meaning specified in Section 3 of the Administration Agreement.

            "Administrator" means Key Bank USA, National Association, a national banking association, in its capacity as administrator of the Issuer and the Financed Student Loans, and its successors and permitted assigns.

            "Administrator Default" has the meaning specified in Section 8.01(b) of the Sale and Servicing Agreement.

            "Administrator's Certificate" means an Officers' Certificate of the Administrator delivered pursuant to Section 4.08(c) of the Sale and Servicing Agreement and containing the information required by such Section 4.08(c).

            "Affiliate" means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            ["Ameritrust" means Ameritrust Company National Association, predecessor in interest to Society.]

            "Applicable Index" means with respect to each Class of the Notes, other than the Class II-[ ] Notes, Three-Month LIBOR.

            "Applicable Note Margin" means: 0.[ ]% for the Class I-[ ] Notes, 0.[ ]% for the Class I-[ ] Notes, [ ]% for the Class I-[
] Notes, 0.[ ]% for the Class II-[ ] Notes, 0.[ ]% for the Class II-[ ] Notes, 0.[ ]% for the Class II-[ ] Notes and 0.[ ]% for the Class II-[ ] Notes.

            "Applicable Note Rate" means, with respect to the Class II-[ ] Notes, 0.[ ]% per annum.

            ["ASA" means the Massachusetts Higher Education Assistance Corporation now doing business as American Student Assistance Corporation, a Massachusetts non-profit corporation.]

            "Assigned Agreements" [means the following agreements, as the same may be amended and restated from time to time, (i) the Deposit Agreement dated as of January 28, 1992, between TERI and KBUSA (as successor to Ameritrust),
(ii) the Security Agreement dated as of January 28, 1992, between TERI and KBUSA (as successor to Ameritrust), (iii) the Letter Agreement dated as of January 28, 1992, between LSAS and KBUSA (as successor to Ameritrust), (iv) the Trust Agreement dated as of July 14, 1992 and restated as of July 1, 1994,

                                  Appendix A-3
among KBUSA, LSAS and First Bank (N.A.), Milwaukee, Wisconsin, as trustee, (v) the LAL/BEL Guarantee Agreements dated as of January 28, 1992 and December 21, 1992, between KBUSA and TERI, and (vi) the Private Guarantee Agreement dated as of March 23, 1995, among KBUSA, TERI, Society National Bank, Indiana, and Wilmington Trust Company, (vii) the Consolidated Deposit Agreement and Consolidated Security Agreement each dated November 1, 1995 between TERI and Society, and (viii) Alternative DEAL Surety Bond Numbers 1994-A, 1994-B, 1995-A and 1996-A, dated February 23, 1994, October 4, 1994, July 1, 1995 and July 1, 1996, respectively, issued by HICA to KeyBank of Maine, Society, Society and KBUSA, respectively; and (ix) the Pledged Collateral Account Control Agreement dated as of January 1, 1999, among TERI, KBUSA and McDonald Investments Inc., a wholly-owned subsidiary of KeyCorp, all to the extent necessary to permit the Trust to realize its rights and benefits under the assignment of the agreements referred to in clauses (i) through (ix) above].

            "Assigned Rights" has the meaning specified in Section 2.01 of the Sale and Servicing Agreement.

            "Auction Purchase Amount" with respect to the Group I or Group II Student Loans, as applicable, means the aggregate unpaid principal balance owed by the applicable borrowers thereon plus accrued interest thereon to the date of purchase less the amount on deposit in the Group I or Group II Reserve Account, respectively, as of such date.

            "Authorized Officer" means (i) with respect to the Issuer, any officer of the Eligible Lender Trustee who is authorized to act for the Eligible Lender Trustee in matters relating to the Issuer pursuant to the Basic Documents and who is identified on the list of Authorized Officers delivered by the Eligible Lender Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter), (ii) with respect to the Administrator, any officer of the Administrator or any of its Affiliates who is authorized to act for the Administrator in matters relating to itself or to the Issuer and to be acted upon by the Administrator pursuant to the Basic Documents and who is identified on the list of Authorized Officers delivered by the Administrator to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter), (iii) with respect to the Depositor, any officer of the Depositor or any of its Affiliates who is authorized to act for the Depositor in matters relating to or to be acted upon by the Depositor pursuant to the Basic Documents and who is identified on the list of Authorized Officers delivered by the Depositor to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter), (iv) with respect to KBUSA, any officer of KBUSA or any of its Affiliates who is authorized to act for KBUSA in matters relating to or to be acted upon by KBUSA pursuant to the Basic Documents and who is identified on the list of Authorized Officers delivered by KBUSA to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter), (v) with respect to the Master Servicer, any officer of the Master Servicer or any of its Affiliates who is authorized to act for the Master Servicer in matters relating to or to be acted upon by the Master Servicer pursuant to the Basic Documents and who is identified on the list of Authorized Officers delivered by the Master Servicer to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter), and (vi) with respect to any Sub-Servicer, any officer of the Sub-Servicer or any of its Affiliates who is authorized to act for such Sub-Servicer in matters relating to or to be acted upon by the Sub-Servicer, pursuant to the

                                  Appendix A-4
applicable Sub-Servicing Agreement, and who is identified on the list of Authorized Officers delivered by such Sub-Servicer to the Master Servicer on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

            "Available Funds" means, collectively, the Group I and Group II Available Funds.

            "Bar Exam Loan" means a Bar Examination Loan made by KBUSA to an eligible borrower pursuant to the Programs.

            "Basic Documents" means the Trust Agreement, the Indenture, the Sale and Servicing Agreement, the Administration Agreement, the Custodial Agreement, the Student Loan Transfer Agreement, the Note Depository Agreement, the Guarantee Agreements, the Group I Basis Risk Cap Agreement, the Group II Basis Risk Cap Agreement, the Group I Interest Rate Swap, the Group II Cap Agreement, the Group I Put Option Agreement, the Group II Put Option Agreement, the Insurance Agreement and other documents and certificates delivered in connection with any thereof.

            "Basis Risk Cap Agreements" means the Group I Basis Risk Cap Agreement and the Group II Basis Risk Cap Agreement.

            "Basis Risk Cap Funds" means, collectively, the Group I Basis Risk Cap Funds and the Group II Basis Risk Cap Funds.

            "Benefit Plan" has the meaning specified in Section 3.04 of the Trust Agreement.

            "Book-Entry Note" means a beneficial interest in the Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.10 of the Indenture.

            "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in New York City or Cleveland, Ohio, are authorized or obligated by law, regulation or executive order to remain closed.

            "Calculated Pool Balance" means, at any time and with respect to either Group of Student Loans or all the Financed Student Loans, as applicable, the aggregate principal balance of the Group I and/or Group II Student Loans, as applicable, or specified subset thereof, at the Cutoff Date, Subsequent Cutoff Date or Statistical Cutoff Date, as specified (including accrued interest thereon at such date to the extent such interest will be capitalized upon commencement of repayment).

            "Cap Accounts" means the Group I Basis Risk Cap Account and the Group II Basis Risk Cap Account.

            "Cap Counterparty" means [Key Bank USA, National Association] in its capacity as a party to the Group II Cap Agreement, and its successors and permitted assigns.

                                  Appendix A-5

            "Cap Provider" means [Key Bank USA, National Association] in its capacity as a party to the Basis Risk Cap Agreements, and its successors and permitted assigns.

            "Certificate" means the Trust Certificate issued pursuant to the Trust Agreement, substantially in the form of Exhibit A thereto.

            "Certificate Paying Agent" means any paying agent or co-paying agent appointed pursuant to Section 3.09 of the Trust Agreement, which shall initially be the Eligible Lender Trustee.

            "Certificate Register" and "Certificate Registrar" means the register mentioned and the registrar appointed pursuant to Section 3.04 of the Trust Agreement.

            "Certificateholder" means the Person in whose name the Certificate is registered in the Certificate Register.

            "Class" means reference to any of the Class I-[ ], Class I-[ ], Class I-[ ], Class II-[ ], Class II-[ ], Class II-[ ] or Class II-[ ] Notes, as applicable.

            "Class I-[ ] Basis Risk Cap Payment" means with respect to any Distribution Date prior to the termination of the Group I Basis Risk Cap Agreement, an amount equal to (x) the positive difference, if any, between (1) the amount, if any, by which the amount of interest calculated at the Formula Rate for the related Interest Period exceeds the amount of interest calculated at the Student Loan Rate for such Interest Period for the Class I-[ ] Notes minus (2) the amount of Group I Available Funds, if any, remaining to pay the Noteholders' Interest Index Carryover with respect to the Class I-[ ] Notes on such Distribution Date pursuant to Section 5.05(c)(X)(8)(x) of the Sale and Servicing Agreement for the Class I-[ ] Notes for such Interest Period, plus (y) interest calculated at the Formula Rate for the Class I-[ ] Notes on any amounts due but unpaid by the Cap Provider under clause (x) above.

            "Class I-[ ] Basis Risk Cap Payment" means, with respect to any Distribution Date prior to the termination of the Group I Basis Risk Cap Agreement, an amount equal to (x) the positive difference, if any, between (1) the amount, if any, by which the amount of interest calculated at the Formula Rate for the related Interest Period exceeds the amount of interest calculated at the Student Loan Rate for such Interest Period for the Class I-[ ] Notes minus (2) the amount of Group I Available Funds, if any, remaining to pay the Noteholders' Interest Index Carryover with respect to the Class I-[ ] Notes on such Distribution Date pursuant to Section 5.05(c)(X)(8)(x) of the Sale and Servicing Agreement, plus (y) interest calculated at the Formula Rate for the Class I-[ ] Notes due but unpaid by the Cap Provider under clause (x) above.

            "Class I-[ ] Basis Risk Cap Payment" means, with respect to any Distribution Date prior to the termination of the Group I Basis Risk Cap Agreement, an amount equal to (x) the positive difference, if any, between (1) the amount, if any, by which the amount of interest calculated at the Formula Rate for the related Interest Period exceeds the amount of interest calculated at the Student Loan Rate for such Interest Period for the Class I-[ ] Notes minus (2) the amount of Group I Available Funds, if any, remaining to pay the Noteholders' Interest Index Carryover with respect to the Class I-[ ] Notes on such Distribution Date pursuant to Section

                                  Appendix A-6

5.05(c)(X)(9)(x) of the Sale and Servicing Agreement, plus (y) interest calculated at the Formula Rate for the Class I-[ ] Notes due but unpaid by the Cap Provider under clause (x) above.

            "Class II-[ ] Basis Risk Cap Payment" means with respect to any Distribution Date prior to the termination of the Group II Basis Risk Cap Agreement, an amount equal to (x) the positive difference, if any, between (1) the amount, if any, by which the amount of interest calculated at the Formula Rate for the related Interest Period exceeds the amount of interest calculated at the Student Loan Rate for such Interest Period for the Class II-[ ] Notes minus (2) the amount of Group II Available Funds, if any, remaining to pay the Noteholders' Interest Index Carryover with respect to the Class II-[ ] Notes on such Distribution Date pursuant to Section 5.05(c)(Y)(11)(x) of the Sale and Servicing Agreement for the Class II-[ ] Notes for such Interest Period, plus
(y) interest calculated at the Formula Rate for the Class II-[ ] Notes on any amounts due but unpaid by the Cap Provider under clause (x) above.

            "Class II-[ ] Basis Risk Cap Payment" means, with respect to any Distribution Date prior to the termination of the Group II Basis Risk Cap Agreement, an amount equal to (x) the positive difference, if any, between (1) the amount, if any, by which the amount of interest calculated at the Formula Rate for the related Interest Period exceeds the amount of interest calculated at the Student Loan Rate for such Interest Period for the Class II-[ ] Notes minus (2) the amount of Group II Available Funds, if any, remaining to pay the Noteholders' Interest Index Carryover with respect to the Class II-[ ] Notes on such Distribution Date pursuant to Section 5.05(c)(Y)(11)(x) of the Sale and Servicing Agreement, plus (y) interest calculated at the Formula Rate for the Class II-[ ] Notes due but unpaid by the Cap Provider under clause (x) above.

            "Class II-[ ] Basis Risk Cap Payment" means, with respect to any Distribution Date prior to the termination of the Group II Basis Risk Cap Agreement, an amount equal to (x) the positive difference, if any, between (1) the amount, if any, by which the amount of interest calculated at the Formula Rate for the related Interest Period exceeds the amount of interest calculated at the Student Loan Rate for such Interest Period for the Class II-[ ] Notes minus (2) the amount of Group II Available Funds, if any, remaining to pay the Noteholders' Interest Index Carryover with respect to the Class II-[ ] Notes on such Distribution Date pursuant to Section 5.05(c)(Y)(11)(x) of the Sale and Servicing Agreement, plus (y) interest calculated at the Formula Rate for the Class II-[ ] Notes due but unpaid by the Cap Provider under clause (x) above.

            "Class II-[ ] Basis Risk Cap Payment" means, with respect to any Distribution Date prior to the termination of the Group II Basis Risk Cap Agreement, an amount equal to (x) the positive difference, if any, between (1) the amount, if any, by which the amount of interest calculated at the Formula Rate for the related Interest Period exceeds the amount of interest calculated at the Student Loan Rate for such Interest Period for the Class II-[ ] Notes minus (2) the amount of Group II Available Funds, if any, remaining to pay the Noteholders' Interest Index Carryover with respect to the Class II-[ ] Notes on such Distribution Date pursuant to Section 5.05(c)(Y)(12)(x) of the Sale and Servicing Agreement, plus (y) interest calculated at the Formula Rate for the Class II-[ ] Notes due but unpaid by the Cap Provider under clause (x) above.

                                  Appendix A-7

            "Class I-[ ] Note" means a Floating Rate Class I-[ ] Asset Backed
Note issued pursuant to the Indenture, substantially in the form of Exhibit A-1 thereto.

            "Class I-[ ] Note" means a Floating Rate Class I-[ ] Asset Backed
Note issued pursuant to the Indenture, substantially in the form of Exhibit A-2 thereto.

            "Class I-[ ] Note" means a Floating Rate Class I-[ ] Asset Backed
Note issued pursuant to the Indenture, substantially in the form of Exhibit A-3 thereto.

            "Class II-[ ] Note" means a Floating Rate Class II-[ ] Asset Backed
Note issued pursuant to the Indenture, substantially in the form of Exhibit A-4 thereto.

            "Class II-[ ] Note" means a Floating Rate Class II-[ ] Asset Backed
Note issued pursuant to the Indenture, substantially in the form of Exhibit A-5 thereto.

            "Class II-[ ] Note" means a Floating Rate Class II-[ ] Asset Backed
Note issued pursuant to the Indenture, substantially in the form of Exhibit A-6 thereto.

            "Class II-[ ] Note" means a 0.[ ]% Class II-[ ] Asset Backed Note issued pursuant to the Indenture, substantially in the form of Exhibit A-7 thereto.

            "Class II-[ ] Note" means a Floating Rate Class II-[ ] Asset Backed
Note issued pursuant to the Indenture, substantially in the form of Exhibit A-8 thereto.

            "Class [ ] Notes" means the Group I Class [ ] Notes and the Group II Class [ ] Notes.

            "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

            "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

            "Closing Date" means [ ], [ ].

            "Code" means the Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

            "Cohort Default Rate" means the percentage of an educational institution's borrowers who enter repayment on certain Federal Family Education Loan Program and/or William D. Ford Federal Direct Loan Program loans during a particular fiscal year and default or meet other specified conditions before the end of the next fiscal year, as is more specifically described in 34 C.F.R. Part 668 (including the definition of terms set forth herein).

            "Collateral" has the meaning specified in the Granting Clause of the Indenture.

                                  Appendix A-8

            "Collection Account" means the account designated as such, established and maintained pursuant to Section 5.01(a)(i) of the Sale and Servicing Agreement (including the Group I Collection Account Sub-Account, and the Group II Collection Account Sub-Account created in connection therewith).

            "Collection Period" means, with respect to the first Distribution Date, the period beginning on the Cutoff Date with respect to the Initial Financed Student Loans, or the Subsequent Cutoff Date with respect to the Subsequent Student Loans, as applicable, and ending on [ ], [ ] and with respect to each subsequent Distribution Date, the Collection Period means the three calendar months immediately following the end of the previous Collection Period.

            "Commercial Paper Rate" means the 90-day AA Financial Commercial Paper rate posted in the Federal Reserve Release entitled "Commercial Paper Rates and Outstandings" (converted, if necessary, from a discount basis to a bond equivalent yield).

            "Commercial Paper Rate Loans" means the Group I Student Loans, with an aggregate unpaid principal balance as of the Statistical Cut-off Date of $[ ] that bear interest at the Commercial Paper Rate. Interest on each Commercial Paper Rate Loan is calculated for each calendar month using the Commercial Paper Rate for the last business day of the prior calendar month.

            "Commission" means the Securities and Exchange Commission.

            "Consolidation Loans" means Federal Consolidation Loans and Private Consolidation Loans, collectively.

            ["Coordination Agreements" means the following agreements, as the same may be amended and restated from time to time, (i) the Coordination Agreement, dated as of February 15, 1990, as amended, by and among LAI (as successor to LSAS), PHEAA, ASA, TERI and Society (as successor by merger to Ameritrust) (the "1990 Coordination Agreement"); (ii) the Coordination Agreement, dated as of January 4, 1991, as amended, by and among LAI (as successor to LSAS), PHEAA, ASA, TERI and Society (as successor by merger to Ameritrust) (the "1991 Coordination Agreement"); (iii) the Coordination Agreement, dated as of January 28, 1992, as amended, by and among LAI (as successor to LSAS), PHEAA, ASA, ELSI, TERI and Society (as successor by merger to Ameritrust) (the "1992 Coordination Agreement"); (iv) the Coordination Agreement, dated as of December 21, 1992, as amended, by and among LAI (as successor to LSAS), PHEAA, ASA, ELSI, TERI and Society (the "1993-1995 Coordination Agreement"); and (v) the Coordination Agreement, dated as of March 23, 1995, as amended, by and among LAI, PHEAA, ASA, TERI and Society (the "1996-1998 Coordination Agreement").]

            "Corporate Trust Office" means (i) with respect to the Indenture Trustee, the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office at the Closing Date is located at [ ], Attention: Structured Finance Services - ABS (facsimile: ( ) [ ]) or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders, the Securities Insurer, the Swap Counterparty, the Administrator, the Put Option Provider and the Depositor, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders, the Securities Insurer, the Swap Counterparty, the Administrator, Put Option Provider and the

                                  Appendix A-9

Depositor) and (ii) with respect to the Eligible Lender Trustee, the principal corporate trust office of the Eligible Lender Trustee located at [ ], Attention:
Corporate Trust Administration (telephone: ( ) [ ]; facsimile: ( ) [ ]); or at such other address as the Eligible Lender Trustee may designate by notice to the Certificateholder, the Securities Insurer, the Swap Counterparty, the Administrator, Put Option Provider and the Depositor, or the principal corporate trust office of any successor Eligible Lender Trustee (the address of which the successor Eligible Lender Trustee will notify the Certificateholder, the Securities Insurer, the Swap Counterparty, the Administrator, Put Option Provider and the Depositor).

            ["CSAC" means the California Student Aid Commission, an agency of the State of California.]

            ["CSLF" means the Connecticut Student Loan Foundation.]

            ["CSLP" means the Colorado Student Loan Program.]

            "Cumulative Default Ratio" means, with respect to the Group I Student Loans only, the ratio of the aggregate principal balance of Group I Student Loans with respect to which default claims have been filed, to the aggregate principal balance of Group I Student Loans ever included as part of the Group I Student Loans.

            "Custodial Agreement" means, the Custodial Agreement, dated as of [ ], [ ], between the Custodian and the Master Servicer.

            "Custodian" means, [ ], or its successors in interest and permitted assigns.

            "Custodian Trust Receipt" means the Trust Receipt, dated [ ], [ ] from the Custodian acknowledging receipt and possession of the Financed Student Loan Files relating to the Financed Student Loans being serviced directly by the Master Servicer.

            "Cutoff Date" means with respect to the Initial Pool Student Loans, [ ], [ ].

            "Default" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

            "Deficiency Amount" shall have the meaning given to such term in the Group II Insured Notes Guaranty Insurance Policy.

            "Definitive Notes" has the meaning specified in Section 2.10 of the Indenture.

            "Delaware Trustee" means [ ], a [ ] corporation, not in its individual capacity but solely as Delaware Trustee under the Trust Agreement.

            "Delivery" or "Deliver" when used with respect to Trust Account Property means the following and such additional or alternative procedures as may hereafter become appropriate

                                  Appendix A-10
to effect the complete transfer of ownership of any such Collateral to the Indenture Trustee, free and clear of any adverse claims, consistent with changes in applicable law or regulations or the interpretation thereof:

      (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute instruments and are susceptible of physical delivery ("Physical Property"):

      (b) transfer of possession thereof to the Indenture Trustee endorsed to, or with respect to a certificated security:

            (i)   delivery thereof in bearer form to the Indenture Trustee; or

            (ii) delivery thereof in registered form to the Indenture Trustee and

                  (A) the certificate is endorsed to the Indenture Trustee or in blank by effective endorsement; or

                  (B) the certificate is registered in the name of the Indenture Trustee, upon original issue or registration of transfer by the issuer;

      (c)   with respect to an uncertificated security:

            (i) the delivery of the uncertificated security to the Indenture Trustee; or

            (ii) the issuer has agreed that it will comply with instructions originated by the Indenture Trustee, without further consent by the registered owner;

      (d) with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations:

            (i) a Federal Reserve Bank by book entry credits the book-entry security to the securities account (as defined in 31 CFR Part 357) of a participant (as defined in 31 CFR Part 357) which is also a securities intermediary; and

            (ii) the participant indicates by book entry that the book-entry security has been credited to the Indenture Trustee's securities account, as applicable;

      (e)   with respect to a security entitlement:

            (i)   the Indenture Trustee, becomes the entitlement holder; or

            (ii) the securities intermediary has agreed that it will comply with entitlement orders originated by the Indenture Trustee;

      (f) without further consent by the entitlement holder for the purpose of clauses (b) and (c) hereof "delivery" means:

                                  Appendix A-11

            (i) with respect to a certificated security:

                  (A) the Indenture Trustee, acquires possession thereof;

                  (B) another person (other than a securities intermediary)
            either acquires possession thereof on behalf of the Indenture Trustee or, having previously acquired possession thereof, acknowledges that it holds for the Indenture Trustee; or

                  (C) a securities intermediary acting on behalf of the
            Indenture Trustee acquires possession of thereof, only if the certificate is in registered form and has been specially endorsed to the Indenture Trustee by an effective endorsement;

            (ii) with respect to an uncertificated security:

                  (A) the issuer registers the Indenture Trustee as the
            registered owner, upon original issue or registration of transfer;
            or

                  (B) another person (other than a securities intermediary)
            either becomes the registered owner thereof on behalf of the Indenture Trustee, or, having previously become the registered owner, acknowledges that it holds for the Indenture Trustee;

      (g) for purposes of this definition, except as otherwise indicated, the following terms shall have the meaning assigned to each such term in the UCC:

            (i) "certificated security"

            (ii) "effective endorsement"

            (iii) "entitlement holder"

            (iv) "instrument"

            (v) "securities account"

            (vi) "securities entitlement"

            (vii) "securities intermediary"

            (viii) "uncertificated security"

      (h) in each case of Delivery contemplated herein, the Indenture Trustee shall make appropriate notations on its records, and shall cause same to be made of the records of its nominees, indicating that securities are held in trust pursuant to and as provided in this Agreement.

                                 Appendix A-12

            "Department" means the United States Department of Education, an agency of the Federal government.

            "Depositor" means Key Consumer Receivables LLC, a Delaware limited liability company, and its successors in interest.

            "Depositor Eligible Lender Trustee" means [ ], in its capacity as eligible lender trustee on behalf of the Depositor.

            "Depository" has the meaning specified in Section 2.04 of the Indenture.

            "Determination Date" means, with respect to any Monthly Servicing Payment Date or Distribution Date, as the case may be, the third Business Day preceding such Monthly Servicing Payment Date or Distribution Date.

            "Distribution Date" means, with respect to each Collection Period, the twenty-fifth day of each January, April, July and October or, if such day is not a Business Day, the immediately following Business Day, commencing on [ ], [ ].

            "DTC" means the Depository Trust Company, a New York corporation.

            ["ECMC" means Educational Credit Management Corporation, a Minnesota] corporation.

            ["ELSI" means Education Loan Services, Inc., a Massachusetts corporation.]

            "Eligible Deposit Account" means either (a) a segregated account with an Eligible Institution, (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the States (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution have a credit rating from at least two nationally recognized Rating Agencies in one of their respective generic rating categories which signifies investment grade and is acceptable to the Securities Insurer, (c) an account or accounts maintained with KeyBank National Association, so long as KeyBank National Association's long-term unsecured debt rating shall be at least "A" from S&P and "A1" from Moody's and KeyBank National Association's short-term deposit or short-term unsecured debt rating shall be at least "A-1" from S&P and "P-1" from Moody's, or (d) any other account that is acceptable to the Rating Agencies (as evidenced by written confirmation to the Indenture Trustee from each Rating Agency that the use of such account satisfies the Rating Agency Condition) and the Securities Insurer. Any such accounts may be maintained with KBUSA or any of its affiliates, if such accounts qualify under the preceding sentence; provided, however, that at all times when any such accounts are held at KBUSA, or any of its affiliates, such accounts will be segregated accounts.

            "Eligible Institution" means a depository institution (which may be, without limitation, KBUSA or any Affiliate of KBUSA (but only if all rights of set-off have been waived), the Eligible Lender Trustee or any Affiliate of the Eligible Lender Trustee, or the Indenture Trustee or any Affiliate of the Indenture Trustee) organized under the banking laws of

                                 Appendix A-13
the United States of America or any one of the States (or any domestic branch of a foreign bank), (a) which has (i) a short-term senior unsecured debt rating of "P-1" or better by Moody's and (ii) either (A) a long term senior unsecured debt rating of "AAA" by S&P or (B) a short-term senior unsecured debt rating "A-1+" by S&P, or any other long-term, short-term or certificate of deposit rating acceptable to the Rating Agencies and the Securities Insurer, and (b) whose deposits are insured by the FDIC. If so qualified, KBUSA or any Affiliate of KBUSA, the Eligible Lender Trustee or any Affiliate of the Eligible Lender Trustee, or Indenture Trustee or any Affiliate of the Indenture Trustee, may be considered an Eligible Institution.

            "Eligible Investments" mean book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

            (a) direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

            (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any State (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or state banking or depository institution authorities (including depository receipts issued by any such institution or trust company as custodian with respect to any obligation referred to in clause (a) above or portion of such obligation for the benefit of the holders of such depository receipts); provided, however, that (i) each such investment has an original maturity of less than 365 days and (ii) at the time of the investment or contractual commitment to invest therein (which shall be deemed to be made again each time funds are reinvested following each Distribution Date, as the case may be), the commercial paper or other short-term senior unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from Moody's and S&P in the highest investment category granted thereby;

            (c) commercial paper having an original maturity of less than 365 days and having, at the time of the investment or contractual commitment to invest therein, a rating from Moody's and S&P in the highest investment category granted thereby;

            (d) investments in money market funds (including funds for which the Indenture Trustee or the Eligible Lender Trustee or any of their respective Affiliates or any of KBUSA's Affiliates is an investment manager or advisor) that (i) maintain a stable $1.00 net asset value per share, (ii) are freely transferable on a daily basis, (iii) invests only in other Eligible Investments, and (iv) have a rating from Moody's and S&P in the highest investment category granted thereby;

            (e) bankers' acceptances having an original maturity of less than 365 days and issued by any depository institution or trust company referred to in clause (b) above;

            (f) investments in the money market fund known as "The Victory Fund U.S. Government Obligations Fund" or any comparable or successor money market fund provided that (i) KBUSA or one of its Affiliates is the investment manager or advisor of such money market fund, (ii) such money market fund seeks to maintain a stable $1.00 net asset value, per

                                 Appendix A-14
share, (iii) the shares of such money market fund are freely transferable, (iv) such money market fund invests only in Eligible Investments, and (v) such money market fund otherwise satisfies the requirements of Rule 2a-7 of the Investment Company Act of 1940, as amended; and

            (g) any other investment permitted by each of the Rating Agencies and (provided that no Securities Insurer Default has occurred and is continuing) the Securities Insurer as set forth in writing delivered to the Indenture Trustee; provided that such investment is consistent with the definition of an "eligible investment" contained in FASB 140, Paragraph 35.

            "Eligible Lender Trustee" means [ ], a [ ], not in its individual capacity but solely as eligible lender trustee under the Trust Agreement.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

            "Escrow Accounts" means the Group I Escrow Account and the Group II Escrow Account.

            "Event of Default" has the meaning specified in Section 5.01 of the Indenture.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Executive Officer" means, with respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, any Executive Vice President, any Senior Vice President, any Vice President, the Secretary, the Assistant Secretary or the Treasurer of such corporation; and with respect to any partnership, any general partner thereof.

            "Expected Interest Collections" means, with respect to each group of Financed Student Loans and any Collection Period, the sum of (i) the amount of interest accrued (and with respect to the Group I Student Loans, net of amounts required by the Higher Education Act to be paid to the Department or to be repaid to borrowers), for such Collection Period (whether or not such interest is actually paid), (ii) all Interest Subsidy Payments and Special Allowance Payments expected to be received by the Eligible Lender Trustee for such Collection Period (whether or not actually received) with respect to the Group I Student Loans and (iii) Investment Earnings for such Collection Period.

            "Expenses" means any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever which may at any time be imposed on, incurred by, or asserted against the Eligible Lender Trustee or any of its officers, directors or agents in any way relating to or arising out of the Trust Agreement, the other Basic Documents, the Trust Estate, the administration of the Trust Estate or the action or inaction of the Eligible Lender Trustee under the Trust Agreement or the other Basic Documents.

            "Fair Market Value" means the fair market value of the Group I Student Loans or the Group II Student Loans, as the case may be, as determined by the Administrator (acting as

                                 Appendix A-15
calculation agent) pursuant to Section 5 of each of the Group I and Group II Put Option Agreement, as applicable.

            "FDIC" means the Federal Deposit Insurance Corporation.

            "Federal Consolidation Loan" means a loan made by KBUSA to an eligible borrower that represents the refinancing of Financed Federal Loans of such borrower in accordance with the applicable terms and conditions of the Program and the Higher Education Act.

            "Federal Consolidation Loan Rebate" means the monthly fee payable to the Department by the holder of Federal Consolidation Loans made (x) on or after October 1, 1993, equal to 1.05% per annum, but (y) with respect to Federal Consolidation Loans for which applications were received on or after October 1, 1998 but before February 1, 1999, equal to 0.62% per annum, in each case on the outstanding balance of such Federal Consolidation Loan.

            "Federal Guarantors" means, collectively, [ASA, CSAC, CSLF, CSLP, ECMC, GLEHGC, ISAC, KHEAA, MHEAA, NSLP, NYHESC, OSAC, PHEAA, TSAC, TGSLC and USAF.][LIST TO BE UPDATED IN EACH AGREEMENT]

            "Federal Origination Fee" means the origination fee payable to the Department by the lender with respect to any Financed Federal Loan (including Federal Consolidation Loans) made on or after October 1, 1993, equal to 0.50% of the initial principal balance of such loan.

            "Final Maturity Date" means for the (i) Class I-[ ] Notes, the [ ] [ ] Distribution Date, (ii) Class I-[ ] Notes, the [ ] [ ] Distribution Date,
(iii) Class I-[ ] Notes, the [ ] [ ] Distribution Date, (iv) Class II-[ ] Notes, the [ ] [ ] Distribution Date, (v) Class II-[ ] Notes, the [ ] [ ] Distribution Date, (vi) Class II-[ ] Notes, the [ ] [ ] Distribution Date, (vii) Class II-[ ] Notes, the [ ] [ ] Distribution Date and (viii) Class II-[ ] Notes, the [ ] Distribution Date.

            "Financed Federal Loans" means the Group I Student Loans, guaranteed as to the payment of principal and interest by any of the Federal Guarantors and are reinsured by the Department.

            "Financed Guaranteed Loans" means the collective reference to the Financed Federal Loans and the Financed Guaranteed Private Loans.

            "Financed Guaranteed Private Loans" means those Group II Student Loans that are guaranteed as to the payment of principal and interest by TERI or HICA and are not reinsured by the Department or any other governmental entity.

            "Financed Private Loans" means the collective reference to Financed Guaranteed Private Loans and Financed Unguaranteed Private Loans.

            "Financed Student Loans" means the collective reference to the Initial Financed Student Loans and the Additional Student Loans.

                                 Appendix A-16

            "Financed Student Loan Files" means the documents specified in
Section 3.03 of the Sale and Servicing Agreement.

            "Financed Student Loan Note" means the original fully executed copy of the note (or a copy of a fully executed master promissory note) evidencing each Financed Student Loan.

            "Financed Unguaranteed Private Loans" means those Group II Student Loans that are not guaranteed as to the payment of principal or interest by any federal or private guarantor, or by any other party or governmental agency, including, without limitation, the Depositor or the Seller.

            "Formula Rate" means for any Interest Period with respect to each Class of Notes (other than the Class II-[ ] Notes), the Applicable Index plus the Applicable Note Margin.

            "Funding Period" means, with respect to each of the Group I and Group II Notes, the period beginning on the Closing Date and ending, in each case, on the first to occur of (a) the date on which an Event of Default, a Master Servicer Default or an Administrator Default occurs, (b) the date on which an Insolvency Event occurs with respect to the Depositor or KBUSA, (c) the
(i) first date on which the amounts on deposit in the Group I or Group II Pre-Funding Account, as applicable, is zero, or (ii) business day prior to the earliest effective date of any amendment to FASB 140 (Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities) or any other relevant or related accounting literature that is issued, the effect of which would be to amend the criteria defining a "qualifying special purpose entity" or its permitted activities and (d) the close of business on the last day of the Collection Period preceding the [ ] [ ] Distribution Date.

            ["GLHEGC" means Great Lakes Higher Education Guaranty Corporation, a Wisconsin corporation.]

            "Graduate Loan Programs" means the loan programs, under which KBUSA made loans to students enrolled in or recently graduated from approved or accredited law schools, medical schools, dental schools, graduate business schools or other graduate level certificate or degree programs.

            "Grant" means mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

                                 Appendix A-17

            ["Great Lakes" means Great Lakes Educational Loan Services, Inc. a Wisconsin corporation.]

            ["Great Lakes Sub-Servicing Agreements" means the collective reference to the two certain Subservicing Agreements (one with respect to the Group I Student Loans and the other with respect to the Group II Student Loans), each dated as of [ ], [ ], and each between Great Lakes and the Master Servicer.]

            ["Great Lakes Trust Receipt" means the two Trust Receipts, each dated [ ] [ ], from Great Lakes acknowledging the receipt and possession of the Financed Student Loan Files relating to the Financed Student Loans being sub-serviced by Great Lakes.]

            "Group I Available Funds" and "Group II Available Funds" means, with respect to the Group I Notes and the Group II Notes, respectively, and any Distribution Date, any Monthly Servicing Payment Date or any other distribution date pursuant to Section 5.04 of the Indenture, the sum of the following amounts received with respect to the then elapsed portion of the related Collection Period to the extent not previously distributed:

            (3) all collections received by the Master Servicer (or any Sub-Servicer acting on its behalf) on the Group I or Group II Student Loans, as applicable (including any Guarantee Payments received with respect to such Group I or Group II Student Loans, as the case may be), but net of (x), with respect to Group I Student Loans only, any Federal Origination Fee and Federal Consolidation Loan Rebate payable to the Department on Federal Consolidation Loans disbursed after October 1, 1993, (y) any applicable administrative fees, late fees or similar fees received from a borrower, and (z) any collections in respect of principal on the Group I or Group II Student Loans, as applicable, applied by the Trust to repurchase guaranteed loans from the Guarantors in accordance with the Guarantee Agreements;

            (4) with respect to the Group I Student Loans only, any Interest Subsidy Payments and Special Allowance Payments received by the Eligible Lender Trustee during the then elapsed portion of such Collection Period;

            (5) with respect to the Group I and Group II Student Loans, as applicable, all Liquidation Proceeds and all Recoveries in respect of Liquidated Student Loans which were written off in prior Collection Periods or prior months of such Collection Period;

            (6) with respect to the Group I and Group II Student Loans, as applicable, the aggregate Purchase Amounts received for those Group I or Group II Student Loans, as the case may be, repurchased by the Depositor (or KBUSA, as the Seller, acting on its behalf) or under an obligation which arose during the elapsed portion of such Collection Period;

            (7) with respect to the Group I Student Loans only, the aggregate amounts, if any, received from the Seller or the Master Servicer (or any Sub-Servicer acting on its behalf), as the case may be, as reimbursement of non-guaranteed interest amounts, or, lost Interest Subsidy Payments and Special Allowance Payments, with respect to the Financed Federal Student Loans pursuant to Section 3.02 or 4.06, respectively of the Sale and Servicing Agreement;

                                 Appendix A-18

            (8) with respect to the Group I and Group II Student Loans, as applicable, amounts deposited by the Depositor (or the Seller acting on its behalf) into the applicable sub-account of the Collection Account in connection with the making of Consolidation Loans pursuant to Section 2.03 of the Sale and Servicing Agreement;

            (9) with respect to the Group I and Group II Student Loans, as applicable, and with respect to the initial Distribution Date, the amount deposited in the applicable sub-account of the Collection Account on the Closing Date pursuant to Section 5.01(a)(i) of the Sale and Servicing Agreement;

            (10) with respect to the Group I and Group II Student Loans, as applicable, Investment Earnings for such Distribution Date;

            (11) with respect to the Group I and Group II Student Loans, as applicable, amounts withdrawn from the Group I or Group II Reserve Account, as applicable, in excess of the Group I or Group II Specified Reserve Account Balance, as applicable, and deposited into the applicable sub-account of the Collection Account;

            (12) with respect to the Group I and Group II Student Loans, as applicable, amounts withdrawn from the Group I or Group II Escrow Account and deposited into the applicable sub-account of the Collection Account;

            (13) with respect to the Group I and Group II Student Loans, as applicable, with respect to the Distribution Date on or immediately after the end of the Funding Period, the amount transferred from the Group I or Group II Pre-Funding Account, as applicable, to the applicable sub-account of the Collection Account;

            (14) with respect to the Group I Interest Rate Swap, (a) any Net Receipt received from the Swap Counterparty with respect to the related Interest Period and the Group I Interest Rate Swap, as applicable, and (b) any Termination Payment received from the Swap Counterparty with respect to a Termination Event under the Group I Interest Rate Swap, as applicable, to the extent not paid to a substitute Swap Counterparty in accordance with the Group I Interest Rate Swap;

            (15) with respect to the Group I and Group II Student Loans, as applicable, any proceeds received in connection with the sale of the Group I or Group II Student Loans, as applicable, pursuant to Section 9.01 of the Sale and Servicing Agreement, or sums collected by the Indenture Trustee pursuant to Sections 5.03 or 5.04(a) of the Indenture; provided, however, that Group I and Group II Available Funds will exclude all payments and proceeds (including Liquidation Proceeds) of any Group I or Group II Student Loans, the related Purchase Amount of which has been included in Group I or Group II Available Funds, as applicable, for a prior Distribution Date; provided, further, that if on any Distribution Date there would not be sufficient funds, after application of Group I or Group II Available Funds, as applicable, amounts available to cover deficiencies pursuant to Sections 5.05(c)(X)(12) and 5.05(c)(Y)(14) of the Sale and Servicing Agreement, as applicable, and amounts available from the Group I or Group II Reserve Account, as the case may be, and the Group I or Group II Pre-Funding Account, as applicable, to pay any of the items specified in clauses (1) through (2) of Section 5.05(c)(X),

                                 Appendix A-19
with respect to the Group I Notes, or clauses (1) through (4) of Section 5.05(c)(Y), with respect to the Group II Notes, of the Sale and Servicing Agreement for such Distribution Date, then Group I or Group II Available Funds, as applicable, for such Distribution Date will include, in addition to the Group I or Group II Available Funds, as the case may be, amounts being held by the Administrator pursuant to Section 5.02 of the Sale and Servicing Agreement, or on deposit in the Group I Collection Account Sub-Account, with respect to Group I Available Funds, or Group II Collection Account Sub-Account, with respect to Group II Available Funds relating to such Distribution Date which would have constituted Group I or Group II Available Funds, as the case may be, for the Distribution Date succeeding such Distribution Date, up to the amount necessary to pay the items specified in clause (1) through (2) of Section 5.05(c)(X), with respect to the Group I Notes, or clause (1) through (4) of Section 5.05(c)(Y), with respect to the Group II Notes, of the Sale and Servicing Agreement, and the Group I or Group II Available Funds, as applicable, for such succeeding Distribution Date will be adjusted accordingly; and

            (16) funds released from the Group I or Group II Reserve Account, as applicable, pursuant to Section 5.06(e) of the Sale and Servicing Agreement.

            "Group I Basis Risk Cap Account" and "Group II Basis Risk Cap Account" means each of the two accounts designated as such, established and maintained pursuant to Section 5.01(a)(v) of the Sale and Servicing Agreement.

            "Group I Basis Risk Cap Agreement" and "Group II Basis Risk Cap Agreement" means each of those two certain interest rate protection agreements, each between the Trust and the Cap Provider as documented according to a 1992 ISDA Master Agreement (Multicurrency--Cross Border), including the related sole confirmation and the related schedule, each dated as of [ ], [ ], and each modified to reflect the terms of the Group I or Group II Notes, as applicable, and the Basic Documents.

            "Group I Basis Risk Cap Funds" means, with respect to any Distribution Date the lesser of (x) the sum of the Class I-[ ] Basis Risk Cap Payment, the Class I-[ ] Basis Risk Cap Payment and the Class I-[ ] Basis Risk Cap Payment relating to such Distribution Date and (y) the amount of funds on deposit in the Group I Basis Risk Cap Account on such Distribution Date.

            "Group II Basis Risk Cap Funds" means, with respect to any Distribution Date the lesser of (x) the sum of the Class II-[ ] Basis Risk Cap Payment, the Class II-[ ] Basis Risk Cap Payment, the Class II-[ ] Basis Risk Cap Payment and the Class II-[ ] Basis Risk Cap Payment relating to such Distribution Date and (y) the amount of funds on deposit in the Group II Basis Risk Cap Account on such Distribution Date.

            "Group II Cap Agreement" means the interest rate cap agreement, between the Trust and the Cap Counterparty as documented according to a 1992 ISDA Master Agreement (Multicurrency--Cross Border), including the related sole confirmation and the related schedule, each dated as of [ ], [ ], and each modified to reflect the terms of the Group II Notes and the Basic Documents.

                                 Appendix A-20

            "Group II Cap Agreement Payment" means a payment made by the Cap Counterparty to the Trust on the third business day before each Distribution Date to and including the [ ] [ ] Distribution Date for deposit into the Group II Reserve Account in an amount, calculated on a quarterly basis, equal to the product of (a) the excess, if any, of (i) three-month LIBOR, except for the first Interest Period, as determined for the Interest Period related to the applicable Distribution Date over (ii) [ ]% and (b) the lesser of (i) a notional amount equal to $[ ] and (ii) the aggregate principal balance of the Group II Notes, other than the Class II-[ ] Notes.

            "Group I Class [ ] Notes" means the Class I-[ ] Notes and Class I-[ ] Notes.

            "Group II Class [ ] Notes" means the Class II-[ ] Notes, the Class II-[ ] Notes, Class II-[ ] Notes and the Class II-[ ] Notes.

            "Group I Collateral" has the meaning specified in the Granting Clause of the Indenture.

            "Group II Collateral" has the meaning specified in the Granting Clause of the Indenture.

            "Group I Collection Account Sub-Account" and "Group II Collection Account Sub-Account" means the two sub-accounts of the Collection Account each as established and maintained pursuant to Section 5.01(a)(i) of the Sale and Servicing Agreement.

            "Group I Controlling Noteholders" means the Group I Senior Noteholders (until such time as all Group I Senior Notes have been paid in full, and then the Group I Subordinate Noteholders. Notwithstanding the foregoing, any Group I Notes owned by KBUSA, the Depositor or any of their respective Affiliates or agents designate for such purpose, shall be not voted by such entity nor considered in determining any specified voting percentage of the Group I Controlling Noteholders, unless otherwise set forth in the Indenture or the Sale and Servicing Agreement, as applicable.

            "Group II Controlling Noteholders" means the Group II Senior Noteholders (until such time as all Group II Senior Notes have been paid in full, and then the Group II Subordinate Noteholders. Notwithstanding the foregoing, any Group II Notes owned by KBUSA, the Depositor or any of their respective Affiliates or agents designated for such purpose, shall be not voted by such entity nor considered in determining any specified voting percentage of the Group II Controlling Noteholders, unless otherwise set forth in the Indenture or the Sale and Servicing Agreement, as applicable; provided that, unless a Securities Insurer Default has occurred and is continuing, the Securities Insurer shall exercise the rights of all holders of each Class Group II Notes for which payments are insured by the Securities Insurer; provided further that the Class II-[ ] Notes shall at all times be entitled to voting rights equal to 1% of the Group II Senior Notes.

            "Group I Controlling Parties" means, with respect to the Group I Notes, the Group I Controlling Noteholders. The Group I Controlling Parties shall possess certain rights on behalf of all the Group I Noteholders under the Indenture and the Sale and Servicing Agreement.

                                 Appendix A-21

            "Group II Controlling Parties" means the Securities Insurer, as the deemed holder of 100% of the Group II Insured Notes under the Indenture (unless a Securities Insurer Default has occurred and is continuing, and if a Securities Insurer Default has occurred and is continuing the Group II Controlling Noteholders). The Group II Controlling Parties shall possess certain rights on behalf of all the Group II Insured Noteholders under the Indenture and the Sale and Servicing Agreement. The Class II-[ ] shall not be entitled to any voting rights on matters to be decided by the Group II Controlling Noteholders. In addition, if part of a remarketing in the secondary market or otherwise, in the event that the Securities Insurer issues a policy guaranteeing interest and principal payments on the Class II-[ ] Notes, the Securities Insurer shall be entitled to exercise all voting rights allocated to the Class II-[ ] Notes for so long as the Securities Insurer is not in default on such policy and such policy remains in full force and effect.

            "Group I Escrow Account" and "Group II Escrow Account" means each of the two accounts (one with respect to the Group I Notes and the other with respect to the Group II Notes) designated as such, established and maintained pursuant to Section 5.01(a)(iv) of the Sale and Servicing Agreement.

            "Group I Initial Financed Student Loan Pool Balance" means, at any time, the Calculated Pool Balance of the Group I Student Loans, or specified subset thereof, as of the related Cutoff Date (in the case of the Group I Initial Financed Student Loans, or specified subset thereof) or the related Subsequent Cutoff Date (with respect to Additional Group I Student Loans or specified subset thereof).

            "Group II Initial Financed Student Loan Pool Balance" means, at any time, the Calculated Pool Balance of the Group II Student Loans, or specified subset thereof, as of the related Cutoff Date (in the case of the Group II Initial Financed Student Loans, or specified subset thereof) or the related Subsequent Cutoff Date (with respect to Additional Group II Student Loans or specified subset thereof).

            "Group I Initial Financed Student Loans" and "Group II Initial Financed Student Loans" means the Group I Initial Pool Student Loans and the Group II Initial Pool Student Loans, respectively.

            "Group I Initial Pool Student Loans" means any graduate or undergraduate student loans listed on the Schedule of Group I Initial Pool Student Loans on the Closing Date as set forth in Schedule A-1 to the Sale and Servicing Agreement (which Schedule may be in the form of microfiche or computer tape), which student loans the Depositor shall transfer to the Eligible Lender Trustee on behalf of the Issuer pursuant to the Sale and Servicing Agreement on the Closing Date.

            "Group II Initial Pool Student Loans" means any graduate or undergraduate student loans listed on the Schedule of Group II Initial Pool Student Loans on the Closing Date as set forth in Schedule A-2 to the Sale and Servicing Agreement (which Schedule may be in the form of microfiche or computer tape), which student loans the Depositor shall transfer to the Eligible Lender Trustee on behalf of the Issuer pursuant to the Sale and Servicing Agreement on the Closing Date.

                                 Appendix A-22

            "Group I Interest Rate Swap" means the interest rate swap agreement between the Trust and the Swap Counterparty as documented on a 1992 ISDA Master Agreement (Multicurrency--Cross Border), including the related sole confirmation and the related schedule, dated as of [ ], [ ], and modified to reflect the terms of the Group I Notes and the Basic Documents.

            "Group II Insured Notes" means, collectively, the Class II-[ ] Notes, the Class II-[ ] Notes and the Class II-[ ] Notes.

            "Group II Insured Notes Guaranty Insurance Policy" means the unconditional, irrevocable note guaranty insurance policy, number [ ], substantially in the form attached to the Indenture as Exhibit A-9.

            "Group II Insured Notes Guaranty Insurance Policy Notice" means the "Notice," as defined in the Group II Insured Notes Guaranty Insurance Policy, to be provided by the Indenture Trustee to the Securities Insurer with respect to an Insured Payment.

            "Group II Insured Noteholders" means, each person in whose name a Group II Insured Note is registered in the Note Register of the Group II Notes.

            "Group I Noteholders" means each Person in whose name a Group I Note is registered in the Note Register of the Group I Notes.

            "Group II Noteholders" means each Person in whose name a Group II
Note is registered in the Note Register of the Group II Notes.

            "Group I Notes" means collectively, the Class I-[ ] Notes, the Class I-[ ] Notes and the Class I-[ ] Notes.

            "Group II Notes" means collectively, the Class II-[ ] Notes, the Class II-[ ] Notes, the Class II-[ ] Notes and the Class II-[ ] Notes.

            "Group I Other Student Loan Pre-Funded Amount" and "Group II Other Student Loan Pre-Funded Amount" means, with respect to any Distribution Date, the amount on deposit in the Group I Other Student Loan Pre-Funding Sub-Account or the Group II Other Student Loan Pre-Funding Sub-Account, respectively.

            "Group I Other Student Loan Pre-Funding Sub-Account" and "Group II Other Student Loan Pre-Funding Sub-Account" means the sub-account of the Group I Pre-Funding Account and the Group II Pre-Funding Account, respectively, the contents of which are to used by the Trust to purchase Other Student Loans on or before the end of the Funding Period.

            "Group I Parity Date" means the Distribution Date on which the aggregate principal balance of the Group I Notes (after giving effect to all distributions pursuant to Section 5.05(c)(X) of the Sale and Servicing Agreement) equals the sum of the Group I Pool Balance and amounts on deposit in the Group I Pre-Funding Account as of the last day of the related Collection Period.

                                 Appendix A-23

            "Group II Parity Date" means the Distribution Date on which the aggregate principal balance of the Group II Notes (after giving effect to all distributions pursuant to Section 5.05(c)(Y) of the Sale and Servicing Agreement) equals the sum of the Group II Pool Balance and amounts on deposit in the Group II Pre-Funding Account as of the last day of the related Collection Period.

            "Group I Pool Balance" and "Group II Pool Balance" means, at any time, the aggregate principal balance of the Group I or Group II Student Loans, respectively, at the end of the preceding Collection Period (including accrued interest thereon for such Collection Period to the extent such interest will be capitalized upon commencement of repayment or during deferment or forbearance), after giving effect to the following without duplication: (i) all payments received by the Trust related to the Group I or Group II Student Loans, as applicable, during such Collection Period from or on behalf of borrowers, Guarantors and the Department, as applicable, (ii) all Purchase Amounts received by the Trust related to the Group I or Group II Student Loans, as the case may be, for such Collection Period from the Depositor (or KBUSA acting on its behalf) or the Master Servicer (or any Sub-Servicer acting on its behalf), (iii) all Additional Fundings made from the Group I or Group II Escrow Account, as applicable, and the Group I or Group II Pre-Funding Account, as applicable, with respect to such Collection Period and (iv) all losses realized on Group I or Group II Student Loans, as applicable, liquidated during such Collection Period.

            "Group I Pre-Funded Amount" and "Group II Pre-Funded Amount" means, with respect to any Distribution Date, the amount on deposit in the Group I Pre-Funding Account or the Group II Pre-Funding Account, respectively.

            "Group I Pre-Funding Account" and "Group II Pre-Funding Account" means the two accounts designated as such, established and maintained pursuant to Section 5.01(a)(iii) of the Sale and Servicing Agreement (including, any sub-accounts related thereto).

            "Group I Principal Distribution Amount" and "Group II Principal Distribution Amount" means, with respect to the Group I Notes and the Group II Notes, respectively, and any Distribution Date, the amount by which the sum of the outstanding principal balance of the Group I Notes or the Group II Notes, as applicable, exceeds the related Specified Collateral Balance for such Distribution Date.

            "Group I Put Option" means the option to sell the Group I Student Loans to the Put Option Provider on the Put Option Exercise Date, for the related Put Option Exercise Price, created pursuant to the terms of the Group I Put Option Agreement.

            "Group II Put Option" means the option to sell the Group II Student Loans to the Put Option Provider on the Put Option Exercise Date, for the related Put Option Exercise Price, created pursuant to the terms of the Group II Put Option Agreement.

            "Group I Put Option Agreement" and "Group II Put Option Agreement" means each of those two certain put option agreements, one with respect to the Group I Student Loans and the other with respect to the Group II Student Loans, and each among the Trust, the Indenture Trustee, the Put Option Provider and the Administrator (as calculation agent).

                                 Appendix A-24

            "Group I Reserve Account" and "Group II Reserve Account" means the two accounts, one with respect to the Group I Notes and the other with respect to the Group II Notes, designated as such, established and maintained pursuant to Section 5.01(a)(ii) of the Sale and Servicing Agreement.

            "Group I Reserve Account Initial Deposit" means $[ ].

            "Group II Reserve Account Initial Deposit" means $[ ].

            "Group I Senior Noteholders" means, collectively, each Person in whose name a Group I Senior Note is registered in the Note Register.

            "Group II Senior Noteholders" means, collectively, each Person in whose name a Group II Senior Note is registered in the Note Register.

            "Group I Senior Notes" means the Class I-[ ] Notes and the Class I-[ ] Notes.

            "Group II Senior Notes" means the Class II-[ ] Notes, Class II-[ ] Notes, Class II-[ ] Notes and the Class II-[ ] Notes.

            "Group I Student Loans" means any graduate or undergraduate student loans listed on the Schedule of Group I Student Loans on the Closing Date as set forth in Schedule A-1 to the Sale and Servicing Agreement (which Schedule may be in the form of microfiche or computer tape), which student loans the Depositor shall transfer to the Eligible Lender Trustee on behalf of the Issuer pursuant to the Sale and Servicing Agreement on the Closing Date, and any Additional Student Loans added to the pool of Group I Student Loans. Such Additional Student Loans are to be listed on Schedules B-1-A and B-1-B to the Sale and Servicing Agreement.

            "Group II Student Loans" means any graduate or undergraduate student loans listed on the Schedule of Group II Student Loans on the Closing Date as set forth in Schedule A-2 to the Sale and Servicing Agreement (which Schedule may be in the form of microfiche or computer tape), which student loans the Depositor shall transfer to the Eligible Lender Trustee on behalf of the Issuer pursuant to the Sale and Servicing Agreement on the Closing Date, and any Additional Student Loans added to the pool of Group II Student Loans. Such Additional Student Loans are to be listed on Schedules B-2-A and B-2-B to the Sale and Servicing Agreement.

            "Group I Subordinate Noteholders" means, collectively, each Person in whose name a Group I Subordinate Note is registered in the Note Register.

            "Group II Subordinate Noteholders" means, collectively, each Person in whose name a Group II Subordinate Note is registered in the Note Register.

            "Group I Subordinate Notes" means the Class I-[ ] Notes.

            "Group II Subordinate Notes" means the Class II-[ ] Notes.

                                 Appendix A-25

            "Group I Subsequent Student Loan Pre-Funded Amount" and "Group II Subsequent Student Loan Pre-Funded Amount" means, with respect to any Distribution Date, the amount on deposit in the Group I Subsequent Loan Pre-Funding Sub-Account or the Group II Subsequent Loan Pre-Funding Sub-Account, respectively.

            "Group I Subsequent Student Loan Pre-Funding Sub-Account" and "Group II Subsequent Student Loan Pre-Funding Sub-Account" means the sub-account of the Group I Pre-Funding Account and the Group II Pre-Funding Account, respectively, the contents of which are to used by the Trust to purchase Subsequent Student Loans on or before the Special Determination Date.

            ["Guarantee Agreements" means (i) in the case of PHEAA, the Lender Agreement for Guarantee of Student Loans with Federal Reinsurance dated as of April 26, 2000 and the PHEAA Certificate of Comprehensive Insurance dated as of September 14, 2001, between PHEAA and the Eligible Lender Trustee on behalf of the Issuer, (ii) in the case of ASA, the Holder Guarantee Agreement dated as of April 26, 2000, between ASA and the Eligible Lender Trustee on behalf of the Issuer, (iii) in the case of CSAC, the Amended and Restated Guarantee Agreement dated as of April 26, 2000, between CSAC and the Eligible Lender Trustee on behalf of the Issuer, (iv) in the case of CSLF, the Amended Agreement With Lender dated as of [ ], [ ], between CSLF and the Eligible Lender Trustee on behalf of the Issuer, (v) in the case NYHESC, the Loan Guarantee Agreement dated as of April 26, 2000, between NYHESC and the Eligible Lender Trustee on behalf of the Issuer, (vi) in the case of MHEAA, the Agreement to Guarantee Consolidation Loans, the Certificate of Comprehensive Guarantee Coverage and the Agreement to Guarantee Loans, each dated as of April 26, 2000, between MHEAA and the Eligible Lender Trustee on behalf of the Issuer, (vii) in the case of NSLP, the Lender Agreement for Guarantee of Student Loans with Federal Reinsurance and the Lender Agreement for Guarantee of Federal Consolidation Loans with Federal Reinsurance, each dated as of April 26, 2000 between NSLP and the Eligible Lender Trustee on behalf of the Issuer, (viii) in the case of USAF, the USA Group Agreement to Guarantee Loans dated as of May 3, 2000, between USAF and the Eligible Lender Trustee on behalf of the Issuer, (ix) in the case of TERI, the Second Amended and Restated Guarantee Agreement dated as of April 26, 2000, among TERI, KBUSA and the Eligible Trustee on behalf of the Issuer, (x) in the case of HICA, the Sixth Endorsement to Alternative Dental Educational Assistance Loan Surety Bond Numbers 1994-A, 1994-B, 1995-A and 1996-A dated as of [ ], [ ]and executed by HICA relative to such Surety Bonds which were assigned by KBUSA to the Eligible Lender Trustee on behalf of the Issuer, (xi) in the case of ECMC, the Holder Agreement For Payment on Guarantee of Student Loans with Federal Reinsurance, dated as of April 16, 2000, between ECMC and the Eligible Lender Trustee on behalf of the Issuer, (xii) in the case of GLHEGC, the Student Loan Guaranty, dated as of April 26, 2000, between GLHEGC and the Eligible Lender Trustee on behalf of the Issuer, (xiii) in the case of CSLP, the Lender Program Participation Agreement, dated as of [ ], [ ], between CSLP and the Eligible Lender Trustee on behalf of the Issuer, (xiv) in the case of ISAC, the Holder Agreement, dated as of [ ], [ ], between ISAC and the Eligible Lender Trustee on behalf of the Issuer, (xv) in the case of KHEAA, the Holder Agreement, dated as of [ ], [ ], between KHEAA and the Eligible Lender Trustee on behalf of the Issuer, (xvi) in the case of OSAC, the Agreement to Endorse Loans, dated as of [ ], [ ], between OSAC and the Eligible Lender Trustee on behalf of the Issuer, (xvii) in the case of TSAC, the Memorandum of Understanding, dated as of September 14, 2001, between TSAC and

                                 Appendix A-26
the Eligible Lender Trustee on behalf of the Issuer, (xviii) in the case of TGSLC, the Lender Participation Agreement, dated as of [ ], [ ].][LIST TO BE UPDATED IN EACH AGREEMENT]

            "Guarantee Fee Advance" means a loan made by KBUSA to a borrower of a Financed Private Loan, at the borrower's option, at the time such borrower commences repayment of such Financed Private Loan to finance the cost of the fee imposed with respect to such loan at such time.

            "Guarantee Payment" means any payment made by a Guarantor pursuant to a Guarantee Agreement in respect of a Financed Student Loan.

            ["Guarantors" means, collectively, ASA, CSAC, CSLF, CSLP, ECMC, GLHESC, ISAC, KHEAA, MHEAA, OSAC, NSLP, NYHESC, PHEAA, TSAC, TGSLC, USAF, TERI and HICA.][LIST TO BE UPDATED IN EACH AGREEMENT]

            ["HICA" means HEMAR Insurance Corporation of America, a South Dakota corporation.]

            "Higher Education Act" means the Higher Education Act of 1965, as amended, together with any rules, regulations and interpretations thereunder.

            "Indenture" means the Indenture dated as of [ ], [ ], between the Issuer and the Indenture Trustee.

            "Indenture Trustee" means [ ], a [ ], not in its individual capacity but solely as Indenture Trustee under the Indenture.

            "Indenture Trust Estate" means all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of the Indenture for the benefit of the Noteholders (including all property and interests granted to the Indenture Trustee), including all proceeds thereof.

            "Independent" means, when used with respect to any specified Person, that the Person (a) is in fact independent of the Issuer, any other obligor upon the Notes, the Depositor, KBUSA and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Depositor, KBUSA or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Depositor, KBUSA or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

            "Independent Certificate" means a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.01 of the Indenture, made by an Independent firm of certified public accountants appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has

                                 Appendix A-27
read the definition of "Independent" in the Indenture and that the signer is Independent within the meaning thereof.

            "Index Maturity" shall have the meaning set forth in the definition of "Three-Month LIBOR".

            "Initial Financed Student Loans" means the collective reference to the Group I and Group II Initial Financed Student Loans.

            "Initial Financed Student Loan Pool Balance" means, the collective reference to the Group I Initial Financed Student Loan Pool Balance and the Group II Initial Financed Student Loan Pool Balance.

            "Initial Pool Student Loans" means the collective reference to the Group I and Group II Initial Pool Student Loans.

            "Insider" means, with respect to an entity, any officer, director or person privy to material information, including, but not limited to, contracts or agreements concerning such entity that are not available to the general public.

            "Insolvency Event" means, with respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing; or (c) in the case of the Securities Insurer, a court of competent jurisdiction, the New York Department of Insurance or other competent regulatory authority shall have entered a final and nonappealable order, judgment or decree (i) appointing a custodian, trustee, agent or receiver of the Securities Insurer or (ii) the taking of possession of all or any material portion of the property of the Securities Insurer.

            "Insurance Agreement" means the Insurance Agreement, dated as of [ ], [ ], among KBUSA, the Master Servicer, the Administrator, the Depositor, the Issuer, the Eligible Lender Trustee, the Indenture Trustee and the Securities Insurer.

            "Insured Payment" means, with respect to any Distribution Date, the sum of the Deficiency Amount and any Preference Amount.

                                 Appendix A-28

            "Insurer Premium" means the premium due to the Securities Insurer on each Distribution Date, which amount shall be equal to the product of the Insurer Premium Rate and the Outstanding Amount of the Group II Insured Notes immediately prior to such Distribution Date.

            "Insurer Premium Rate" means the "Premium Percentage" as defined in the Insurance Agreement.

            "Interest and Expense Draw" means any withdrawals from the Group I or Group II Reserve Account, as applicable, pursuant to Sections 5.06(b)(i) through (b)(v) of the Sale and Servicing Agreement.

            "Interest Collections" shall have the meaning specified in Section
5.03 of the Sale and Servicing Agreement.

            "Interest Period" means, with respect to a Distribution Date, the period from and including the Closing Date or the most recent Distribution Date on which interest on the Notes has been distributed to but excluding the current Distribution Date. In the case of the Notes and the initial Interest Period, interest will accrue for the period from the Closing Date to but excluding [ ], [ ] (computed on the basis of the actual number of days elapsed in a year of 360 days) based on Three Month LIBOR as determined on the initial LIBOR Determination Date.

            "Interest Subsidy Payments" means, with respect to the Group I Student Loans, payments, designated as such, consisting of interest subsidies by the Department in respect of the Financed Federal Loans to the Eligible Lender Trustee on behalf of the Trust in accordance with the Higher Education Act.

            "Investment Earnings" means, with respect to any Distribution Date, the investment earnings (net of losses and investment expenses) on amounts on deposit in the Trust Accounts to be deposited into the applicable sub-account of the Collection Account on or prior to such Distribution Date pursuant to Section 5.01(b) of the Sale and Servicing Agreement.

            ["ISAC" means the Illinois Student Assistance Commission.]

            "Issuer" means KeyCorp Student Loan Trust [ ] until a successor replaces it and, thereafter, means the successor.

            "Issuer Order" and "Issuer Request" means a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

            "KBUSA" means Key Bank USA, National Association, and its successors in interest.

            ["KBUSA/PHEAA Servicing Agreements" means (i) the Servicing Agreements, dated March 23, 1995, by and between PHEAA and Society with respect to Access Loans and the Servicing Agreement dated June 1, 1997 by and between PHEAA and KBUSA, with respect

                                 Appendix A-29
to all other student loans, each as amended from time to time and including all servicing schedules and other exhibits, or (ii) after the expiration of either or both of the agreements described in clause (i), the then current service agreement (including all servicing schedules) between KBUSA and PHEAA pursuant to which PHEAA services student loans owned by KBUSA or if no such service agreement exists, the last such service agreement to be in existence, and any references to specific sections of the KBUSA/PHEAA Servicing Agreements shall mean the sections of the agreements described in clause (i) of this definition or the substantially similar provisions of the relevant agreement described in clause (ii) of this definition.]

            "KBUSA Student Loan Transfer Agreement" means the Student Loan Transfer Agreement.

            "KBUSA Student Loans" means those Financed Student Loans transferred to the Depositor, from time to time, pursuant to the Student Loan Transfer Agreement, as set forth on Schedules A and B thereto.

            ["KHEAA" means the Kentucky Higher Education Assistance Authority.]

            ["LAI" means Law Access, Inc., a non-stock corporation organized under the laws of the State of Delaware, and the successor in interest to LSAS.]

            "Law Loan" means a Law School Loan made by KBUSA to an eligible borrower pursuant to the Programs.

            "LIBOR Determination Date" means (x) with respect to each Interest Period other than the initial Interest Period, the second Business Day prior to the commencement of such Interest Period and (y) with respect to the initial Interest Period, as determined pursuant to clause (x) for the period from the Closing Date to but excluding [ ], [ ] and as determined on the second Business Day prior to [ ], [ ] for the period from [ ], [ ] to but excluding [ ], [ ]. For purposes of this definition, a "Business Day" is any day on which banks in London and New York City are open for the transaction of business.

            "LIBOR Indexed Securities" means each Class of Notes.

            "Lien" means a security interest, lien, charge, pledge, equity or encumbrance of any kind, other than tax liens and any other liens, if any, which attach to the respective Financed Student Loan by operation of law as a result of any act or omission by the related Obligor.

            "Liquidated Student Loan" means any defaulted Group I or Group II Student Loan, as applicable, liquidated by the Master Servicer (or any Sub-Servicer acting on its behalf) or which the Master Servicer (or any Sub-Servicer acting on its behalf) has, after using all reasonable efforts to realize upon such Group I or Group II Student Loan, as the case may be, determined to charge off.

            "Liquidation Proceeds" means, with respect to any Liquidated Student Loan, the moneys collected in respect thereof from whatever source, other than Recoveries or Guarantee Payments received, net of the sum of any amounts expended by the Master Servicer (or any Sub-

                                 Appendix A-30

Servicer acting on its behalf) in connection with such liquidation and any amounts required by law to be remitted to the borrower on such Liquidated Student Loan.

            ["LSAS" means the Law School Admission Services, Inc.]

            "Master Note" means a Master Promissory Note in the form mandated by
Section 432(m)(1)(D) of the Higher Education Act, as added by Pub. L.
105-244, Section 427, 112 Stat. 1702 (1998), 20 U.S.C. Section 1082(m)(1)(D).

            "Master Servicer" means Key Bank USA, National Association, a national banking association, and its successors in interest and permitted assigns.

            "Master Servicer Default" means an event specified in Section 8.01(a) of the Sale and Servicing Agreement.

            "Master Servicing Fee" has the meaning specified in the Servicing Fee Schedule attached to the Sale and Servicing Agreement as Schedule E.

            ["MHEAA" means the Michigan Higher Education Assistance Agency, an agency of the State of Michigan. ]

            "Minimum Acceptable Put Option Exercise Price" means, with respect to the Group I or Group II Put Option, as the case may be, the aggregate outstanding principal balance of the Group I or Group II Notes as of the [ ] [ ] Distribution Date (plus accrued and unpaid interest thereon payable on such Distribution Date including any related Noteholders' Interest Index Carryover), respectively, plus any amounts then owed to the Swap Counterparty, the Cap Provider or the Securities Insurer, with respect to the Group I or Group II Notes, as applicable.

            "Minimum Purchase Amount" means, with respect to the Group I and Group II Student Loans, as the case may be, the greatest of (i) the related Auction Purchase Amount, (ii) the fair market value of the Group I or Group II Student Loans, as applicable, as of the end of the Collection Period immediately preceding such Distribution Date, and (iii) the sum of (a) the aggregate unpaid principal amount of the Group I or Group II Notes, as applicable, plus, accrued and unpaid interest thereon on the related Distribution Date, (b) any amounts to be paid pursuant to Section 5.04(b)(x) FIRST and SECOND of the Indenture with respect to the Group I Notes or Section 5.04(b)(y) FIRST and SECOND with respect to Group II Notes, (c) with respect to the Group II Student Loans only, all amounts due and owing to the Securities Insurer under the Insurance Agreement and accrued interest thereon, (d) any unpaid Group I or Group II Noteholders' Interest Index Carryover, as applicable, (e) all amounts owed by the Trust to the Swap Counterparty under the Group I Interest Rate Swap (including any related and unreimbursed Termination Payments), and (f) all amounts owed by the Trust to the Cap Provider under the Group I or Group II Basis Risk Cap Agreement, as applicable for (x) unreimbursed Class I-[ ] Basis Risk Cap Payments, Class I-[ ] Basis Risk Cap Payments and Class I-[ ] Basis Risk Cap Payments with respect to the Group I Basis Risk Cap Agreement, or (y) unreimbursed Class II-[ ] Basis Risk Cap Payments,

                                 Appendix A-31

Class II-[ ] Basis Risk Cap Payments, Class II-[ ] Basis Risk Cap Payments and Class II-[ ] Basis Risk Cap Payments with respect to the Group II Basis Risk Cap Agreement.

            "Monthly Period" means each calendar month in a Collection Period commencing with the calendar month of [ ] [ ].

            "Monthly Servicing Payment Date" means the twenty-fifth day of each calendar month, or, if such day is not a Business Day, the immediately following Business Day, commencing on [ ], [ ].

            "Moody's" means Moody's Investors Service, Inc.

            "MPN Holder" means the holder of an original Master Note.

            "MPN Loan" means a loan originated pursuant to the Federal Family Education Loan Program and the Higher Education Act and evidenced by a Master Note.

            "MPN Loan Holder" means any holder of an MPN Loan as shown on the records of the MPN Holder.

            "Net Payment" as defined in Section 5.04(c) of the Sale and Servicing Agreement.

            "Net Receipt" as defined in Section 5.04(c) of the Sale and Servicing Agreement.

            "Net Trust Swap Payment" means, with respect to the Group I Interest Rate Swap and each Distribution Date, the amount the Trust will owe the Swap Counterparty under the Group I Interest Rate Swap (without regard to any related Net Trust Swap Payment Carryover Shortfalls or related Termination Payments), equal to the sum of the following amounts for each of the Monthly Periods in the related Collection Period, beginning with the Monthly Period commencing [ ],
[ ]:

the product of:

            (i) the Commercial Paper Rate as determined as of the first day of the related Monthly Period;

            (ii) the aggregate principal balance of Commercial Paper Rate Loans as determined as of the first day of the related Monthly Period; and

            (iii) a fraction, the numerator of which is the actual number of days in the related Monthly Period and the denominator of which is 360.

            "Net Trust Swap Payment Carryover Shortfall" means, with respect to the Group I Interest Rate Swap and any Distribution Date with respect to which there shall be an amount owed by the Trust to the Swap Counterparty under the Group I Interest Rate Swap, the excess of (i) the Trust Swap Payment Amount with respect to the Group I Interest Rate Swap on the preceding Distribution Date over (ii) the amount actually paid to the Swap Counterparty with

                                 Appendix A-32
respect to the Group I Interest Rate Swap on such preceding Distribution Date, plus interest on such excess from such preceding Distribution Date to the current Distribution Date at the rate of Three Month LIBOR for the related Interest Period.

            "Net Trust Swap Receipt" means, with respect to the Group I Interest Rate Swap and each Distribution Date, the amount the Swap Counterparty will owe the Trust under the Group I Interest Rate Swap (without regard to any related Net Trust Swap Receipt Carryover Shortfalls or related Termination Payments), equal to the sum of the following amounts for each of the monthly periods in the related Collection Period, beginning with the monthly period commencing [ ], [ ]:

the product of:

            (1) Three-Month LIBOR less [ ]%, using Three-Month LIBOR calculated in the same manner and on such dates as such index is calculated for the LIBOR Indexed Securities for the related Interest Period;

            (2) the principal balance of the Commercial Paper Rate Loans as determined as of the first of the related Monthly Period; and

            (3) a fraction, the numerator of which is the actual number of days in the related Monthly Period and the denominator of which is 360.

            "Net Trust Swap Receipt Carryover Shortfall" means, with respect to the Group I Interest Rate Swap and any Distribution Date with respect to which there shall be an amount owed by the Swap Counterparty to the Trust under the Group I Interest Rate Swap, the excess of (i) the Trust Swap Receipt Amount on the preceding Distribution Date over (ii) the amount actually paid by the Swap Counterparty to the Trust with respect to the Group I Interest Rate Swap on such preceding Distribution Date, plus interest on such excess from such preceding Distribution Date to the current Distribution Date at the rate of Three Month LIBOR for the related Interest Period.

            "91-Day Treasury Bills" means direct obligations of the United States with a maturity of thirteen weeks.

            "Non-Guaranteed Graduate Private Loans" means the Financed Unguaranteed Private Loans that have been made to graduate students.

            "Non-Guaranteed Private Graduate Loan Trigger Event" means, on any Distribution Date, when the cumulative Realized Losses on the Non-Guaranteed Graduate Private Loans exceeds [17]% of the Group II Initial Financed Student Loan Pool Balance consisting of all Non-Guaranteed Graduate Private Loans.

            "Non-Guaranteed Private Undergraduate Loan Trigger Event" means, on any Distribution Date, when cumulative Realized Losses net of subsequent Recoveries with respect to the Non-Guaranteed Undergraduate Private Loans exceeds [17]% of the Group II Initial Financed Student Loan Pool Balance with respect to all Non-Guaranteed Undergraduate Private Loans.

                                 Appendix A-33

            "Non-Guaranteed Undergraduate Private Loans" means the Financed Unguaranteed Private Loans that have been made to undergraduate students.

            "Note Depository Agreement" means the agreement dated as of the Closing Date relating to the Notes, among the Issuer, the Indenture Trustee, the Administrator and The Depository Trust Company, as the initial Clearing Agency.

            "Note Interest Rate" means, with respect to any Interest Period, (1) in the case of any Class of Notes (other than the Class II-[ ] Notes), the interest rate per annum equal to the lesser of (i) the sum of (x) Three-Month LIBOR plus (y) the Applicable Note Margin and (ii) the Student Loan Rate for such Interest Period, and (2) in the case of the Class II-[ ] Notes, the Applicable Note Rate. The interest rate per annum for each Class of Notes will be computed on the basis of the actual number of days elapsed in the related Interest Period divided by 360.

            "Note Owner" means, with respect to a Book-Entry Note, the Person who is the owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

            "Note Parity Trigger" means and will have occurred on, the last day of any Collection Period relating to and after the Stepdown Date for the Group I or Group II Notes, as the case may be, if the Outstanding Amount of the Group I or Group II Notes (other than the Class II-[ ] Notes), as applicable, exceeds the sum of the Group I or Group II Pool Balance, as the case may be, plus in either case the balance of the related Reserve Account. Such Note Parity Trigger will remain in effect for so long as the outstanding principal amount of the Group I or Group II Notes, as applicable, exceeds the sum of the Group I or Group II Pool Balance, as the case may be, plus in either case the balance of the related Reserve Account.

            "Note Register" and "Note Registrar" have the respective meanings specified in Section 2.04 of the Indenture.

            "Note Underwriting Agreement" means the Note Underwriting Agreement dated as of [ ], [ ]among KBUSA, the Depositor and [ ], as Representative of the several Underwriters named therein.

            "Noteholder" means the Person in whose name a Note is registered in the Note Register.

            "Noteholders' Distribution Amount" means, with respect to any Distribution Date and the Group I and the Group II Notes, as the case may be, the sum of the aggregate related Noteholders' Interest Distribution Amount with respect to each Class of Group I or Group II Notes, as applicable, and the related Noteholders' Principal Distribution Amount with respect the Group I or Group II Notes (other than the Class II-[ ] Notes), as applicable, for such Distribution Date.

            "Noteholders' Interest Carryover Shortfall" means, with respect to any Distribution Date and the Group I and the Group II Notes, as the case may be, the excess of

                                 Appendix A-34

(i) the sum of the related Noteholders' Interest Distribution Amount with respect to each Class of Group I or Group II Notes, as applicable, on the preceding Distribution Date over (ii) the amount of interest actually distributed to the holders of the Group I or Group II Notes, as the case may be, on such preceding Distribution Date, plus interest on the amount of such excess interest due to the holders of the Group I or Group II Notes, as applicable, to the extent permitted by law, at (1) the weighted average of the applicable Note Interest Rates, in the case of the Class [ ] Notes of each group of Notes, and
(2) the Note Interest Rate for the Class I-[ ] Notes, in the case of the Class I-[ ] Notes, in each case from such preceding Distribution Date to the current Distribution Date.

            "Noteholders' Interest Distribution Amount" means, with respect to any Distribution Date and any Class of Notes, the sum of (i) the aggregate amount of interest accrued at the applicable Note Interest Rate for the related Interest Period on the outstanding principal balance or outstanding notional principal amount, as applicable, of such Class of Notes on the immediately preceding Distribution Date after giving effect to all principal distributions, or notional principal amount allocations, as applicable, to such Noteholders of such Class on such date (or, in the case of the first Distribution Date, on the Closing Date) and (ii) the Noteholders' Interest Carryover Shortfall for such Class and such Distribution Date; provided, that the Noteholders' Interest Distribution Amount will not include any Noteholders' Interest Index Carryover for such Class.

            "Noteholders' Interest Index Carryover" means, with respect to any Distribution Date and any Class of Notes (other than the Class II-[ ] Notes) as to which the Note Interest Rate for such Class of Notes (other than the Class II-[ ] Notes) for such Distribution Date is based on the Student Loan Rate, the amount equal to the excess, if any, of (a) the amount of interest on such Class of Notes that would have accrued in respect of the related Interest Period had interest been calculated based on Three-Month LIBOR, plus the Applicable Note Margin, over (b) the amount of interest on such Class of Notes actually accrued in respect of such Interest Period based on the Student Loan Rate, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon, to the extent permitted by law, at the applicable rate calculated based on Three-Month LIBOR, plus the Applicable Note Margin); provided, however, that on the Final Maturity Date for such Class of Notes, the Noteholders' Interest Index Carryover for such Class of Notes will be equal to the lesser of (i) the Noteholders' Interest Index Carryover for such Class of Notes on such date determined as described above and (ii) the amount of funds, if any, required and available to be distributed to the holders for such Class of Notes on such date pursuant to the Sale and Servicing Agreement. For purposes of clarity, the Class II-[ ] Notes will not accrue and are not entitled to any Noteholders' Interest Index Carryover.

            "Noteholders' Principal Distribution Amount" means, with respect to the Group I or Group II Notes (other than the Class II-[ ] Notes), as the case may be, and any Distribution Date, the Group I Principal Distribution Amount with respect to the Group I Notes and the Group II Principal Distribution Amount with respect to the Group II Notes (other than the Class II-[ ] Notes), as applicable, on such Distribution Date; provided, however, that the Noteholders' Principal Distribution Amount for the Group I or Group II Notes (other than the Class II-[ ] Notes), as applicable, will not exceed the outstanding principal balance of the Group I or Group II Notes (other than the Class II-[ ] Notes), respectively. In addition, (a) on the Final Maturity Date

                                 Appendix A-35
for each related Class of Notes, the principal required to be distributed to such Class of Notes will include the amount required to reduce the outstanding principal balance of such Class of Notes to zero, and (b) on the related Distribution Date following either an exercise of the Group I Put Option or the Group II Put Option, as applicable, or, upon a default by the Put Option Provider, a sale of the related Group I or Group II Student Loans, as applicable, in each case pursuant to Section 9.01 of the Sale and Servicing Agreement, the principal required to be distributed to the holders of the Group I or Group II Notes (other than the Class II-[ ] Notes), as applicable, will include the amount required to reduce the outstanding principal balance of all outstanding Group I or Group II Notes (other than the Class II-[ ] Notes), as applicable to zero.

            "Notes" means the Group I Notes and the Group II Notes.

            ["NSLP" means the National Student Loan Program, a Nebraska corporation.]

            ["NYHESC" means the New York State Higher Education Services Corporation, an educational corporation created by an act of the Legislature of the State of New York.]

            "Obligor" on a Financed Student Loan means the borrower or co-borrowers of such Financed Student Loan and any other Person who owes payments in respect of such Financed Student Loan, including the Guarantor thereof and, with respect to any Interest Subsidy Payment or Special Allowance Payment, if any, thereon, the Department.

            "Officers' Certificate" means (i) in the case of the Issuer, a certificate signed by any two Authorized Officers of the Eligible Lender Trustee, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.01 of the Indenture, and delivered to the Indenture Trustee, (ii) in the case of the Depositor, KBUSA or the Administrator, a certificate signed by any two Authorized Officers of the Depositor, the Seller, the Put Option Provider or the Administrator, as appropriate, (iii) in the case of the Master Servicer, a certificate signed by any two Authorized Officers of the Master Servicer and (iv) in the case of any Sub-Servicer, a certificate signed by any two Authorized Officers of such Sub-Servicer.

            "Official MPN Copy" means, with respect to each Transferred MPN Loan, the copy of the Master Note evidencing such Transferred MPN Loans and marked as provided in Section 2.06(A) of the Sale and Servicing Agreement.

            "Opinion of Counsel" means (i) with respect to the Issuer, one or more written opinions of counsel who may, except as otherwise expressly provided in the Indenture, be employees of or counsel to the Issuer and who shall be acceptable to the Indenture Trustee and (provided that no Securities Insurer Payment Default has occurred and is continuing) the Securities Insurer, and which opinion or opinions shall be addressed to the Indenture Trustee as Indenture Trustee and (provided that no Securities Insurer Payment Default has occurred and is continuing) the Securities Insurer, shall comply with any applicable requirements of Section 11.01 of the Indenture, and shall be in form and substance satisfactory to the Indenture Trustee and (provided that no Securities Insurer Payment Default has occurred and is continuing) the Securities Insurer, (ii) with respect to the Depositor, KBUSA, the Administrator or the Master Servicer, one or more written opinions of counsel who may be an employee of or counsel

                                 Appendix A-36
to KBUSA, the Administrator or the Master Servicer, which counsel shall be acceptable to the Indenture Trustee, the Eligible Lender Trustee or the Rating Agencies, as applicable, and (provided that no Securities Insurer Payment Default has occurred and is continuing) the Securities Insurer and shall be in form and substance satisfactory to the Indenture Trustee, the Eligible Lender Trustee or the Rating Agencies, as applicable, and (provided that no Securities Insurer Payment Default has occurred and is continuing) the Securities Insurer and (iii) with respect to the a Sub-Servicer, one or more written opinions of counsel who may be an employee of or counsel to Sub-Servicer, which counsel shall be acceptable to the Master Servicer and the Securities Insurer and shall be in form and substance satisfactory to the Master Servicer and (provided that no Securities Insurer Payment Default has occurred and is continuing) the Securities Insurer.

            "Optional Deposit" has the meaning specified in Section 5.09 of the Sale and Servicing Agreement.

            "OSAC" means the Oregon Student Assistance Commission.

            "Other Student Loans" means the Serial Loans (including Consolidation Loans), Guarantee Fees Advances and the funding of accrued interest to be capitalized made by KBUSA to an eligible borrower who has one or more existing loans under the Programs that are Financed Student Loans and are transferred or to be transferred to the Depositor pursuant to the applicable Student Loan Transfer Agreement and the related Subsequent Transfer Agreement, and then by the Depositor to Eligible Lender Trustee on behalf of the Issuer during the Funding Period, pursuant to Section 2.02 of the Sale and Servicing Agreement, each of which shall be identified on Schedule A to the related Subsequent Transfer Agreement (which may be in the form of microfiche or computer tape) and each such Schedule A shall also be deemed to be a supplement to Schedule B-1-B or B-2-B, as the case may be, to each of the related Student Loan Transfer Agreement and the Sale and Servicing Agreement. All Other Student Loans that are Financed Federal Loans will become Group I Student Loans, and all Other Student Loans that are Financed Private Loans will become Group II Student Loans.

            "Outstanding" means, as of the date of determination, all Group I and/or Group II Notes, as applicable, theretofore authenticated and delivered under the Indenture except:

            (i) Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

            (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Noteholders thereof (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture); and

            (iii) Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

                                 Appendix A-37
            provided that in determining whether the Group I and/or Noteholders, as applicable, of the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any other Basic Document, Notes owned by the Issuer, any other obligor upon the Notes, KBUSA, the Depositor, the Administrator, the Swap Counterparty, the Cap Counterparty, the Cap Provider, the Put Option Provider, the Master Servicer, any Sub-Servicer or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of the Indenture Trustee either actually knows to be so owned or has received written notice thereof shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, KBUSA, the Depositor, the Administrator, the Swap Counterparty, the Cap Counterparty, the Cap Provider, the Put Option Provider, the Master Servicer, any Sub-Servicer or any Affiliate of any of the foregoing Persons.

            "Outstanding Amount" means the aggregate principal amount or principal notional amount, as applicable, of all Group I and/or Group II Notes, as applicable, Outstanding at the date of determination.

            "Paying Agent" means the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section
6.11 of the Indenture and is authorized by the Issuer to make the payments to and distributions from the Collection Account and payments of principal of and interest and any other amounts owing on the Notes on behalf of the Issuer.

            "Person" means any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

            ["PHEAA" means the Pennsylvania Higher Education Assistance Agency, an agency of the Commonwealth of Pennsylvania.]

            ["PHEAA Sub-Servicing Agreements" means the collective reference to the two certain Subservicing Agreements (one with respect to the Group I Student Loans and the other with respect to the Group II Student Loans), each dated as of [ ], [ ], and each between PHEAA and the Master Servicer. ]

            ["PHEAA Trust Receipt" means the two Trust Receipts, each dated [ ], [ ], from PHEAA acknowledging the receipt and possession of the Financed Student Loan Files relating to the Financed Student Loans being sub-serviced by PHEAA. ]

            "Physical Property" has the meaning assigned to such term in the definition of "Delivery" above.

                                 Appendix A-38

            "Pool Balance" means the collective reference to the Group I Pool Balance and the Group II Pool Balance, as applicable.

            "Pool Factor" means as of the close of business on a Distribution Date and for each Class of Notes, other than the Class II-[ ] Notes, a seven-digit decimal figure equal to the outstanding principal balance of such Class of Notes divided by the original outstanding principal balance of such Class of Notes. The Pool Factor for each Class of Notes, other than the Class II-[ ] Notes, will be 1.0000000 as of the Closing Date; thereafter, the Pool Factor for each Class of Notes, other than the Class II-[ ] Notes, will decrease to reflect reductions in the outstanding principal balance of such Classes of Notes.

            "Predecessor Note" means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.05 of the Indenture and in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

            "Preference Amount" shall have the meaning given to such term in the Group II Insured Notes Guaranty Insurance Policy.

            "Pre-Funding Accounts" means the Group I Pre-Funding Account and the Group II Pre-Funding Account.

            "Prime Rate" means the rate published as the Prime Rate in The Wall Street Journal in its Money Rates section, or if more than one Prime Rate is published by The Wall Street Journal, the highest of such rates.

            "Prime Rate Loans" means the Group II Student Loans, with an aggregate unpaid principal balance as of the Statistical Cut-off Date of $[ ], that bear interest at the Prime Rate. Interest on each Prime Rate Loan is calculated for each calendar month using the Prime Rate for the last business day of the prior calendar month.

            "Private Consolidation Guarantee Fee" means, with respect to each Private Consolidation Loan that is guaranteed, a fee charged to the borrower to discharge the underlying Financed Private Loans and included in the original principal amount of such Private Consolidation Loan.

            "Private Consolidation Loan" means a loan made by KBUSA to an eligible borrower that represents the refinancing of Financed Private Loans of such borrower in accordance with the terms of the Programs.

            "Private Graduate Loan Trigger Event" means, on any Distribution Date, when: (1) a TERI Trigger Event, (2) a HICA Trigger Event, or (3) a Non-Guaranteed Private Graduate Loan Trigger Event shall have occurred.

            "Private Guarantors" means, collectively, HICA and TERI.

                                 Appendix A-39

            "Proceeding" means any suit in equity, action at law or other judicial or administrative proceeding.

            "Programs" means the Graduate Loan Programs and Undergraduate Loan Programs, as in effect from time to time.

            "Purchase Amount" means, as of the close of business on the last day of a Collection Period, [ ]% of the amount required to prepay in full the respective Group I Student Loan, and 100% of the amount required to prepay in full the respective Group II Student Loan, in each case under the terms thereof including all accrued interest thereon expected to be capitalized upon entry into repayment and any lost Interest Subsidy Payments and Special Allowance Payments (with respect to the Group I Student Loans only) with respect thereto.

            "Purchase Price" means the purchase price of each Additional Student Loan in an amount equal to 100%, with respect to each of the Group I Student Loans, or 100%, with respect to each of the Group II Student Loans, respectively, of the aggregate principal balance thereof as of its related Subsequent Cutoff Date. For purposes of the foregoing calculations, the aggregate principal balance of each Financed Student Loan includes accrued interest thereon from the date of origination to the related Subsequent Cutoff Date, in each case expected to be capitalized upon entry into repayment and any lost Interest Subsidy Payments and Special Allowance Payments (with respect to Group One Student Loans only) with respect thereto.

            "Purchased Student Loan" means a Financed Student Loan purchased as of the close of business on the last day of a Collection Period by the Master Servicer (or any Sub-Servicer acting on its behalf) pursuant to Section 4.06 of the Sale and Servicing Agreement or repurchased by the Depositor (or KBUSA acting on its behalf), pursuant to Section 3.02 of the Sale and Servicing Agreement.

            "Put Option Agreements" means the Group I Put Option Agreement and the Group II Put Option Agreement.

            "Put Options" means the Group I Put Option and the Group II Put Option.

            "Put Option Exercise Date" means, with respect to the Group I Put Option and the Group II Put Option, the Distribution Date in [ ] [ ].

            "Put Option Exercise Price" means, with respect to the Group I Put Option or the Group II Put Option, as the case may be, an amount equal to the Fair Market Value of the Group I or Group II Student Loans, as applicable, on the Group I or Group II Put Option Exercise Date, as applicable, plus accrued interest thereon.

            "Put Option Provider" means KeyBank National Association, and its successors in interest and permitted assigns.

            "Rating Agency" means each of Moody's and S&P. If any such organization or successor is no longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable Person designated by the Depositor and (provided that no Securities Insurer Default has occurred and is continuing) with respect to the Group II Insured

                                 Appendix A-40

Notes only, approved by the Securities Insurer, notice of which designation shall be given to the Indenture Trustee, the Eligible Lender Trustee, the Master Servicer and each Sub-Servicer.

            "Rating Agency Condition" means, with respect to any action, that each Rating Agency shall have been given 10 days' prior notice thereof (or such shorter period as shall be acceptable to the Rating Agencies) and that none of the Rating Agencies shall have notified the Depositor, KBUSA, the Master Servicer, the Eligible Lender Trustee, the Securities Insurer, the Swap Counterparty and the Indenture Trustee in writing that such action will in and of itself result in a reduction or withdrawal of the then current rating of the Group I and/or Group II Notes, as applicable (and with respect to the Group II Notes only, without regard to the Group II Insured Notes Guaranty Insurance Policy).

            "Rating Agency Downgrade" means, with respect to the Securities Insurer, that the ratings of the Securities Insurer have been withdrawn, suspended or reduced below A3 and A- by Moody's or S&P, respectively.

            "Realized Loss Amount" means with respect to the Group I Student Loans and the Group II Student Loans, respectively, (1) with respect to any Distribution Date prior to the Group I or Group II Parity Date, as applicable, an amount equal to the positive difference of any of (x) the sum of the Group I or Group II Pool Balance, as applicable, and amounts on deposit in the Group I or Group II Pre-Funding Account, as applicable, as of the last day of the second preceding Collection Period (or, in the case of the first Distribution Date, as of the Cutoff Date), minus the sum of the Group I or Group II Pool Balance, respectively, and amounts on deposit in the Group I or Group II Pre-Funding Account, respectively, as of the last day of the related Collection Period, minus (y) the amount of Group I or Group II Available Funds, as the case may be, remaining to be distributed as the related Noteholders' Principal Distribution Amount for the Group I or Group II Notes, respectively, on such Distribution Date pursuant to Sections 5.05(c)(X)(6) or 5.05(c)(Y)(8), respectively, of the Sale and Servicing Agreement and (2) with respect to any Distribution Date on and after the Group I or Group II Parity Date, respectively, an amount equal to
(A) the related Noteholders' Principal Distribution Amount for the Group I or Group II Notes, respectively, for such Distribution Date minus (B) the amount of Group I or Group II Available Funds, respectively, remaining to be distributed as the related Noteholders' Principal Distribution Amount for the Group I or Group II Notes, respectively, on such Distribution Date pursuant to Sections 5.05(c)(X)(6) or 5.05(c)(Y)(8), respectively, of the Sale and Servicing Agreement.

            "Realized Loss Draw" means with respect to any Distribution Date, the amount of any withdrawal from the Group I or Group II Reserve Account, as the case may be, on such Distribution Date pursuant to Section 5.06(b)(vi) of the Sale and Servicing Agreement.

            "Realized Losses" means the excess of the aggregate principal balance of any Liquidated Student Loan plus accrued but unpaid interest thereon over the related Liquidation Proceeds to the extent allocable to principal.

            "Record Date" means, with respect to a Distribution Date or Redemption Date, the close of business on the [ ] day of the calendar month in which such Distribution Date or Redemption Date occurs.

                                 Appendix A-41

            "Recoveries" means, with respect to any Liquidated Student Loan, moneys collected in respect thereof, from whatever source, during any Collection Period following the Collection Period in which such Group I or Group II Student Loan, as applicable, became a Liquidated Student Loan, net of the sum of any amounts expended by the Master Servicer (or any Sub-Servicer acting on its behalf) for the account of any Obligor and any amounts required by law to be remitted to the Obligor.

            "Redemption Date" means (a) in the case of a partial redemption of Group I or Group II Notes, as applicable, pursuant to Section 10.01(a) of the Indenture, the Distribution Date on which the Funding Period with respect to the Group I or Group II Notes, respectively, ends (or the Distribution Date on or immediately following the last day of the Funding Period with respect to the Group I or Group II Notes, as applicable, if such Funding Period does not end on a Distribution Date) or (b) in the case of a payment to the Group I or Group II Noteholders, as the case may be, pursuant to Section 10.01(b) of the Indenture, the Distribution Date specified by the Administrator or the Issuer pursuant to
Section 10.01(b) of the Indenture.

            "Redemption Price" means (a) in the case of a redemption of the Group I or Group II Notes, as applicable, pursuant to Section 10.01(a) of the Indenture, an amount equal to the unpaid principal amount of the Group I or Group II Notes, as applicable, plus accrued and unpaid interest thereon at the applicable Note Interest Rate for each affected Class of Notes, to but excluding the Redemption Date and the amount of the Group I or Group II Noteholders' Interest Index Carryover, as applicable, with respect thereto, or (b) in the case of a payment made to the Group I or Group II Noteholders pursuant to
Section 10.01(b) of the Indenture, the amount to be so paid, but not in excess of the amount specified in clause (a) above.

            "Reference Bank" means a leading bank (i) engaged in transactions in Eurodollar deposits in the international Eurocurrency market, (ii) not controlling, controlled by or under common control with the Administrator and
(iii) having an established place of business in London.

            "Rehabilitated Student Loans" means the Group II Initial Financed Student Loans that are [100% guaranteed by TERI], which were at one time in default and transferred to TERI upon its guaranty claim payment but have since made at least three consecutive monthly payments in full and, as of the Statistical Cutoff Date, are no more than 30 days delinquent in payment of interest and principal.

            "Remote Time-Sharing Services Program" means the various services and programs made available by [PHEAA] to KBUSA pursuant to the [Society RT-SS Agreement].

            "Representative" means [ ], as representative of the several Underwriters under the Underwriting Agreement.

            "Reserve Accounts" means collective reference to the Group I Reserve Account and the Group II Reserve Account.

            "Responsible Officer" means, with respect to the Indenture Trustee or the Eligible Lender Trustee, any officer within the Corporate Trust Office of the Indenture Trustee or the

                                 Appendix A-42

Eligible Lender Trustee, including any Vice President, Assistant Vice President, Secretary, Assistant Secretary, or any other officer of the Indenture Trustee or the Eligible Lender Trustee customarily performing functions similar to those performed by any of the above designated officers, with direct responsibility for the administration of the Indenture (or the Trust Agreement, as amended from time to time, as applicable to the Eligible Lender Trustee) and the other Basic Documents on behalf of the Indenture Trustee or the Eligible Lender Trustee and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

            "S&P" means Standard and Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

            "Sale and Servicing Agreement" means the Sale and Servicing Agreement dated as of [ ], [ ] among the Issuer, the Depositor, the Administrator, the Eligible Lender Trustee and the Master Servicer.

            "Schedules of Financed Student Loans" means the listing of the Financed Student Loans set forth in Schedules A-1, A-2, B-1-A, B-1-B, B-2-A and B-2-B to the Sale and Servicing Agreement and to the Indenture (which Schedules may be in the form of microfiche or computer tape), as amended or supplemented on each Subsequent Transfer Date to reflect the sale to the Eligible Lender Trustee on behalf of the Trust of the Additional Student Loans.

            "Securities" means the Notes.

            "Securities Insurer" means [ ].

            "Securities Insurer Default" means (i) a Securities Insurer Payment Default, or (ii) if an Insolvency Event with respect to the Securities Insurer occurs.

            "Securities Insurer Payment Default" means the failure and continuance of the Securities Insurer to make a payment in accordance with the terms of the Group II Insured Notes Guaranty Insurance Policy.

            "Seller" means KBUSA.

            "Senior Percentage" means, with respect to the (i) Group I Notes only, the percentage equivalent of a fraction, the numerator of which is the aggregate principal balance of the Group I Senior Notes, and the denominator of which is the sum of the aggregate principal balance of all the Group I Notes and
(ii) Group II Notes only, the percentage equivalent of a fraction, the numerator of which is the aggregate principal balance of the Group II Senior Notes (other than the Class II-[ ] Notes), and the denominator of which is the sum of the aggregate principal balance of all the Group II Notes (other than the Class II-[ ] Notes).

            "Serial Loans" means additional student loans, including Consolidation Loans, which are made under the Programs to a borrower who is also a borrower under at least one Financed Student Loan.

                                 Appendix A-43

            "Servicer's Report" means any report of the Master Servicer (or any Sub-Servicer acting at the direction of the Master Servicer) delivered pursuant to Section 4.08(a) or (b) of the Sale and Servicing Agreement, substantially in the form acceptable to the Administrator and, with respect to the Group II Notes (provided that no Securities Insurer Default has occurred and is continuing) the Securities Insurer.

            "SLS Loan" means a Financed Federal Loan designated as such that is made under the Federal Supplemental Loans for Students Program pursuant to the Higher Education Act.

            ["Society" means Society National Bank, predecessor in interest to KBUSA and successor in interest to Ameritrust.]

            ["Society RT-SS Agreement" means (i) the Remote Time-Sharing Services Agreement, dated January 28, 1992, by and between PHEAA and Society, as amended from time to time, relating to certain Financed Student Loans, or (ii) after the expiration of the agreement described in clause (i), the then current agreement relating to the provision of remote time-sharing services between PHEAA and KBUSA, or if no such agreement exists, the last such agreement to be in existence; and any references to specific sections of the Society RT-SS Agreement shall mean the sections of the agreement described in clause (i) of this definition or the substantially similar provisions of the relevant agreement described in clause (ii) of this definition.]

            "Special Allowance Payments" means payments, designated as such, consisting of effective interest subsidies by the Department in respect of the Financed Federal Loans to the Eligible Lender Trustee on behalf of the Trust in accordance with the Higher Education Act.

            "Special Determination Date" means [ ], [ ].

            "Special Redemption Date" means [ ], [ ].

            "Specified Collateral Balance" means, with respect to the Group I Student Loans or the Group II Student Loans and any Distribution Date, the sum of (a) the Group I Pool Balance or Group II Pool Balance, as applicable, as of the last day of the related Collection Period plus (b) the Group I Pre-Funded Amount or Group II Pre-Funded Amount, as applicable, as of the last day of the related Collection Period for such Distribution Date; provided, however, in the event that (1) there is a decision by the related noteholders to exercise the Group I or Group II Put Option, as applicable, followed by (x) an inability of the Indenture Trustee to exercise the related Put Option due to the Minimum Acceptable Put Option Exercise Price being greater than the Put Option Exercise Price (plus all amounts then on deposit in the Group I or Group II Reserve Account, as applicable), or (y) the Put Option Provider defaults and the Group I or Group II Student Loans, as applicable, are not sold pursuant to Section 9.01(c) of the Sale and Servicing Agreement with respect to the Group I or Group II Student Loans, as the case may be, any Distribution Date occurring on or after the Put Option Exercise Date, or (2) with respect to the Group II Student Loans only, a Trigger Event has occurred and is continuing, the Specified Collateral Balance will be zero.

                                 Appendix A-44

            "Specified Reserve Account Balance" means, with respect to any Distribution Date: (1) with respect to the Group I Reserve Account, an amount equal to the greater of (x) 0.[ ]% of the aggregate outstanding principal amount of the Group I Notes on such Distribution Date before giving effect to any distribution on such Distribution Date, and (y) $[ ]; and (2) with respect to the Group II Reserve Account, an amount equal to the sum of (i) the greater of
(x) [ ]% of the aggregate outstanding principal amount of the Group II Notes on such Distribution Date before giving effect to any distribution on such Distribution Date, and (y) $[ ] and (ii) any Group II Cap Agreement Payment received with respect to such Distribution Date; provided, however, in each case, in no event will such balance exceed the sum of the outstanding principal amount of the related group of Notes. Each Reserve Account may be used to fund Interest and Expense Draws and Realized Loss Draws with respect to the related group of Financed Student Loans.

            "Stafford Loan" means a Financed Federal Loan designated as such that is made under the Federal Stafford Loan Program in accordance with the Higher Education Act.

            "State" means any one of the 50 States of the United States of America or the District of Columbia.

            "Statistical Cutoff Date" means, [ ], [ ], with respect to the Initial Financed Student Loans.

            "Stepdown Date" means, with respect to the Group I Notes or Group II Notes, as applicable, the earlier of (i) the first date on which no Group I Senior Notes or Group II Senior Notes, as applicable, remain outstanding or (ii) the fifth anniversary of the Closing Date.

            "Student Loan Rate" means for any Class of Notes for any Interest Period will equal the product of (a) the quotient obtained by dividing (x) 365 (or 366 in a leap year) by (y) the actual number of days elapsed in such Interest Period and (b) the percentage equivalent of a fraction, (i) the numerator of which is equal to Expected Interest Collections with respect to the related group of Financed Student Loans for the Collection Period relating to such Interest Period, plus any Net Trust Swap Receipt actually received by the Trust with respect to the Group I Interest Rate Swap (with respect to the Group I Student Loans only) and the related Collection Period, less the sum of the related Master Servicing Fees, the related Administration Fees, and the premiums due to the Securities Insurer (with respect to the Group II Student Loans only) and payable on the related Distribution Date and any related Master Servicing Fees paid on the two preceding Monthly Servicing Payment Dates during the related Collection Period, minus any Net Trust Swap Payment due to the Swap Counterparty with respect to the Group I Interest Rate Swap (with respect to the Group I Student Loans only) for the related Collection Period, and (ii) the denominator of which is the outstanding principal balance of the related group of Notes as of the first day of such Interest Period.

            "Student Loan Rate Calculation Trigger" will be triggered with respect to the related Distribution Date if Three-Month LIBOR, as determined on the related LIBOR Determination Date, exceeds the average of the T-Bill Rates, in effect on the related and the prior two LIBOR Determination Dates, by [ ] basis points or more.

                                 Appendix A-45

            "Student Loan Transfer Agreement" means the Student Loan Transfer Agreement, dated as of [ ], [ ], among KBUSA, as seller, the Depositor, as purchaser, and the Depositor Eligible Lender Trustee, whereunder the KBUSA Student Loans are sold to the Depositor.

            "Subordinate Note Interest Trigger" means, with respect to the Group I or Group II Notes, as applicable, that on the last day of any Collection Period if the outstanding principal amount of the Group I or Group II Senior Notes (other than the Class II-[ ] Notes), as applicable, exceeds the sum of the Group I or Group II Pool Balance, as the case may be, plus in either case the balance of the related Pre-Funding Account and the related Reserve Account. Such Subordinate Note Interest Trigger will remain in effect for so long as the outstanding principal amount of the Group I or Group II Senior Notes (other than the Class II-[ ] Notes), as applicable, exceeds the sum of the Group I or Group II Pool Balance, as the case may be, plus in either case the balance of the related Pre-Funding Account and the related Reserve Account.

            "Subordinate Note Principal Trigger" means, with respect to the Group I or Group II Subordinate Notes, as applicable, will occur and be continuing if a related Note Parity Trigger occurs and is continuing with respect to the Group I or Group II Notes, as applicable. In addition, a Subordinate Note Principal Trigger with respect to the Group I or Group II Subordinate Notes, as applicable, will occur if the Cumulative Default Percentage for the Group I or Group II Student Loans exceeds [25]% and [17]%, respectively, as of the end of the related Collection Period.

            "Subordinate Percentage" means, for the Group I or Group II Notes, as applicable, is equal to 100% minus the Senior Percentage of the Group I or Group II Notes, respectively.

            "Subsequent Cutoff Date" means the day specified in the related Subsequent Transfer Agreement as of which principal and interest accruing with respect to an Additional Student Loan is to be transferred to the Eligible Lender Trustee on behalf of the Issuer pursuant to Section 2.02 of the Sale and Servicing Agreement.

            "Subsequent Student Loans" means any graduate or undergraduate student loans that are transferred or to be transferred to the Eligible Lender Trustee on behalf of the Issuer, pursuant to Section 2.02 of the Sale and Servicing Agreement, each Subsequent Student Loan to be identified on Schedule B-1-A and B-2-A to Sale and Servicing Agreement (which may be in the form of microfiche or computer tape). All Subsequent Student Loans that are Financed Federal Loans will become Group I Student Loans, and all Subsequent Student Loans that are Financed Private Loans will become Group II Student Loans.

            "Subsequent Transfer Agreements" has the meaning specified in
Section 2.02(b) of the Sale and Servicing Agreement.

            "Subsequent Transfer Date" means the fifteenth day (or, if such day is not a Business Day, the next succeeding Business Day) of any month or any other date designated by the Seller as a date on which Additional Student Loans will be conveyed to the Depositor pursuant to the applicable Student Loan Transfer Agreement, and then from the Depositor to the

                                 Appendix A-46

Eligible Lender Trustee on behalf of the Trust pursuant to Section 2.02 of the Sale and Servicing Agreement.

            "Sub-Servicer" initially means each of [PHEAA, in its capacity as sub-servicer of the Financed Student Loans it services on behalf of the Master Servicer pursuant to the PHEAA Sub-Servicing Agreements, and Great Lakes, as sub-servicer of the Financed Student Loans it services on behalf of the Master Servicer pursuant to the Great Lakes Sub-Servicing Agreement], as applicable, and such other Sub-Servicers as may, from time to time, be appointed by the Master Servicer as Sub-Servicers in accordance with the provisions of Section
4.13 of the Sale and Servicing Agreement.

            "Successor Administrator" has the meaning specified in Section 3.07(e) of the Indenture.

            "Successor Master Servicer" has the meaning specified in Section 3.07(e) of the Indenture.

            "Swap Counterparty" means [Key Bank USA, National Association] in its capacity as the swap counterparty under the Group I Interest Rate Swap, and any replacement swap counterparty, that satisfies the Rating Agency Condition and appointed in accordance with the terms of the Group I Interest Rate Swap.

            "T-Bill Rate" means, the weighted average per annum discount rate (expressed on a bond equivalent basis and applied on a daily basis) for 91-day Treasury Bills sold at the most recent 91-day Treasury Bill auction (or a comparable obligation of the United States in the event 91-day Treasury Bills are discontinued or suspended) prior to such date as reported by the U.S. Treasury Department. In the event that the results of the auctions of 91-day Treasury Bills (or comparable obligation) cease to be published or reported as provided above, or that no such auction is held in a particular week, then the "T-Bill Rate" in effect as a result of the last such publication or report shall remain in effect until such time, if any, as the results of auctions of 91-day Treasury shall again be so published or reported or such auction is held, as the case may be.

            "Telerate Page 3750" means the display page so designated on the Bridge Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices) or such comparable page on a comparable service.

            ["TERI" means The Education Resources Institute, Inc., a Massachusetts non-profit corporation.]

            ["TERI Trigger Event" means, on any Distribution Date, when the cumulative Realized Losses on any of the Guaranteed Private Loans that are guaranteed by TERI exceeds [17]% of the Group II Initial Financed Student Loan Pool Balance consisting of all Guaranteed Private Loans that are guaranteed by TERI; provided, however, that a TERI Trigger Event shall not have occurred if TERI is continuing to pay claims with respect to all Guaranteed Private Loans guaranteed by TERI.]

            "Termination Event" has the meaning specified in each of the Group I Interest Rate Swap.

                                 Appendix A-47

            "Termination Payment" has the meaning specified in each of the Group I Interest Rate Swap.

            "Three-Month LIBOR" means (i) in the case of the initial Interest Period [ ]% for the period from the Closing Date to but excluding [ ], [ ] and, as determined on [ ], [ ] in accordance with clause (ii) below, for the period from and including [ ], [ ] to but excluding [ ], [ ], and (ii) for all other periods the London interbank offered rate ("LIBOR") for deposits in U.S. dollars having a maturity of three months commencing on the related LIBOR Determination Date (the "Index Maturity") which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such LIBOR Determination Date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in U.S. dollars, having the Index Maturity and in a principal amount of not less than U.S. $1,000,000, are offered at approximately 11:00 a.m., London time, on such LIBOR Determination Date to prime banks in the London interbank market by the Reference Banks. The Administrator will request the principal London office of each of such Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations. If fewer than two quotations are provided, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Administrator, at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in U.S. dollars to leading European banks having the Index Maturity and in a principal amount of not less than U.S. $1,000,000; provided that if the banks selected as aforesaid are not quoting as mentioned in this sentence, Three-Month LIBOR in effect for the applicable reset period will be Three-Month LIBOR in effect for the previous reset period.

            "TIA" means the Trust Indenture Act of 1939, as amended.

            "Transferred Balance" has the meaning assigned to such term in
Section 5.08 of the Sale and Servicing Agreement.

            "Transferred MPN Loans" means those Financed Student Loans that are MPN Loans.

            "Treasury Regulations" means regulations, including proposed or temporary regulations, promulgated under the Code. References in any document or instrument to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

            "Trigger Event" means, with respect to the Group II Notes only and on any Distribution Date, when: (1) a Non-Guaranteed Private Undergraduate Loan Trigger Event has occurred, or (2) a Private Graduate Loan Trigger Event has occurred; provided, however, that if all three Ratings Agencies and the Securities Insurer consent in writing, no Trigger Event shall have occurred with respect to such Distribution Date.

            "Trust" means the Issuer, established pursuant to the Trust
Agreement.

                                 Appendix A-48

            "Trust Account Property" means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise), including the Group I and Group II Reserve Account Initial Deposits and the Group I and Group II Pre-Funding Amounts and all proceeds of the foregoing.

            "Trust Accounts" has the meaning specified in Section 5.01 of the Sale and Servicing Agreement.

            "Trust Agreement" means the Trust Agreement, dated as of [ ], [ ], as amended and restated by the Amended and Restated Trust Agreement, dated as of [ ], [ ], each between the Depositor and the Eligible Lender Trustee.

            "Trust Certificate" means the Certificate.

            "Trust Estate" means all right, title and interest of the Trust (or the Eligible Lender Trustee on behalf of the Trust) in and to the property and rights assigned to the Trust pursuant to Article II of the Sale and Servicing Agreement, all funds on deposit from time to time in the Trust Accounts and all other property of the Trust from time to time, including any rights of the Eligible Lender Trustee and the Trust pursuant to the Sale and Servicing Agreement and the Administration Agreement.

            "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939 as in force on the date hereof, unless otherwise specifically provided.

            "Trust Receipts" means the collective reference to the Custodian Trust Receipt, the Great Lakes Trust Receipt and the PHEAA Trust Receipt.

            "Trust Swap Payment Amount" means, with respect to the Group I and Group II Group I Interest Rate Swap and any Distribution Date, the sum of (i) the Net Trust Swap Payment for the Group I Interest Rate Swap, respectively, for such Distribution Date and (ii) the Net Trust Swap Payment Carryover Shortfall for the Group I Interest Rate Swap for such Distribution Date; provided, however, that any related Termination Payments (other than the portion thereof consisting of amounts in clauses (i) and (ii) above) shall not be deemed to be part of the Trust Swap Payment Amount.

            "Trust Swap Receipt Amount" means, with respect to the Group I Interest Rate Swap and any Distribution Date, the sum of (i) the Net Trust Swap Receipt for the Group I Interest Rate Swap for such Distribution Date and (ii) the Net Trust Swap Receipt Carryover Shortfall for the Group I Interest Rate Swap for such Distribution Date.

            ["TSAC" means, Tennessee Student Assistance Corporation.]

            ["TGSLC" means, Texas Guaranteed Student Loan Corporation.]

            "UCC" means, unless the context otherwise requires, the Uniform Commercial Code, as in effect in the relevant jurisdiction, as amended from time to time.

                                 Appendix A-49

            "Undergraduate Loan Programs" means the "Key Alternative Loan Program," pursuant to which KBUSA made loans to students enrolled in approved or accredited undergraduate institutions.

            "Underwriters" shall mean [ ] and [McDonald Investments Inc., a wholly-owned subsidiary of KeyCorp.]

            "Underwriting Agreement" shall mean the Note Underwriting Agreement.

            "Underwriter Information" shall have the meaning given to such term in Section 2(b) of the Underwriting Agreement.

            ["USAF" means United Student Aid Fund, Inc., an Indiana corporation.]

                                 Appendix A-50

                                  SCHEDULE A-1
                                     TO THE
                          SALE AND SERVICING AGREEMENT

Schedule of Group I Initial Financed Student Loans
Delivered to the Indenture Trustee.

                                 Appendix A-1-1

                                  SCHEDULE A-2
                                     TO THE
                          SALE AND SERVICING AGREEMENT

Schedule of Group II Initial Financed Student Loans
Delivered to the Indenture Trustee.

                                 Schedule A-2-1

                                 SCHEDULE B-1-A
                                     TO THE
                          SALE AND SERVICING AGREEMENT

Schedule of Group I Subsequent Student Loans
To be included on Schedule A to each related
Subsequent Transfer Agreement

                                 Schedule B-1-1

                                 SCHEDULE B-1-B
                                     TO THE
                          SALE AND SERVICING AGREEMENT

Schedule of Group I Other Student Loans
to be included on Schedule A to each
related Subsequent Transfer Agreement

                                 Schedule B-1-2

                                 SCHEDULE B-2-A
                                     TO THE
                          SALE AND SERVICING AGREEMENT

Schedule of Group II Subsequent Student Loans
To be included on Schedule A to each related
Subsequent Transfer Agreement

                                 Schedule B-2-1

                                 SCHEDULE B-2-B
                                     TO THE
                          SALE AND SERVICING AGREEMENT

Schedule of Group II Other Student Loans
To be included on Schedule A to each related
Subsequent Transfer Agreement

                                 Schedule B-2-2

                                   SCHEDULE C
                                     TO THE
                          SALE AND SERVICING AGREEMENT

           [SUB-SERVICERS/CUSTODIANS TO BE UPDATED IN EACH AGREEMENT]

[Location of Financed Student Loan Files - PHEAA

            Documents relating to the Financed Student Loans being sub-serviced by PHEAA on behalf of the Master Servicer pursuant to the PHEAA Sub-Servicing Agreements (including original notes) are stored at PHEAA's facility at 1200 North 7th Street, Harrisburg, Pennsylvania 17102.

Location of Financed Student Loan Files - Great Lakes

            Documents relating to the Financed Student Loans being sub-serviced by Great Lakes on behalf of the Master Servicer pursuant to the Great Lakes Sub-Servicing Agreements (including original notes) are stored at Great Lakes' facilities at 2401 International Lane, Madison, Wisconsin 53704, and, on behalf of Great Lakes, at the offices of Datakeep Inc., 2538 Daniels Street, Madison, Wisconsin 53718.

Location of Financed Student Loan Files - Custodian

            Documents relating to the Financed Student Loans being serviced directly by Key Bank USA are held in the custody of [ ], pursuant to the Custodial Agreement (including the original notes) and are stored at [ ]'s offices located at [ ].]

                                  Schedule C-1

                                   SCHEDULE D
                                     TO THE
                          SALE AND SERVICING AGREEMENT

                                   [RESERVED]

                                  Schedule D-1

                                   SCHEDULE E
                                     TO THE
                          SALE AND SERVICING AGREEMENT

      1. Fees. The Master Servicing Fee payable to the Master Servicer on each Monthly Servicing Payment Date in accordance with Sections 4.07 and 5.05(b)(ii) and (c)(ii) of the Sale and Servicing Agreement shall be equal to 0.[ ]% ([ ]% on an annualized basis) (the "Master Servicing Fee Percentage") of the Group I and Group II Pool Balance, respectively, as of the last day of the preceding calendar month (the "Master Servicing Fee").

      2. Adjustments. If a demonstrable and significant increase occurs in the costs incurred by the Master Servicer in providing and/or arranging for the services to be provided under the Sale and Servicing Agreement, whether due to changes in applicable governmental regulations, guarantor program requirements or regulations, United States Postal Service postage rates or some other identifiable cost increasing event, the Depositor, the Eligible Lender Trustee on behalf of the Trust and the Master Servicer shall negotiate in good faith a reasonable increase in the Master Servicing Fee Percentage to reflect the increased costs of the Master Servicer provided that, such increase shall be approved by the Securities Insurer (provided that no Securities Insurer Default has occurred and is continuing) and such consent will not be unreasonably withheld.

                                  Schedule E-1

                                    EXHIBIT A
                                     TO THE
                          SALE AND SERVICING AGREEMENT

Form of Noteholders' Statement
pursuant to Section 5.07 of Sale
and Servicing Agreement (capitalized
terms used herein are defined in
Appendix A thereto)

                                   Exhibit A-1

                                    EXHIBIT B
                                     TO THE
                          SALE AND SERVICING AGREEMENT

                                   [RESERVED]

                                   Exhibit B-1

                                    EXHIBIT C
                                     TO THE
                          SALE AND SERVICING AGREEMENT

                                   [RESERVED]

                                   Exhibit C-1

                                    EXHIBIT D
                                     TO THE
                          SALE AND SERVICING AGREEMENT

                                   Exhibit D-1

                                    EXHIBIT E
                                     TO THE
                          SALE AND SERVICING AGREEMENT
                          SUBSEQUENT TRANSFER AGREEMENT

            TRANSFER No. ____ OF ADDITIONAL STUDENT LOANS dated as of ________ ___, 20___ among KEYCORP STUDENT LOAN TRUST [ ], a Delaware statutory business trust (the "Issuer"), KEY CONSUMER RECEIVABLES LLC, as depositor (the "Depositor"), KEY BANK USA, NATIONAL ASSOCIATION, a national banking association, as master servicer (the "Master Servicer"), [ ], a [ ], not in its individual capacity but solely as Eligible Lender Trustee of the Issuer (the "Eligible Lender Trustee"), and KEY BANK USA, NATIONAL ASSOCIATION, a national banking association, as administrator (the "Administrator").

                              W I T N E S S E T H:

            WHEREAS the Issuer, the Depositor, the Eligible Lender Trustee, the Master Servicer and the Administrator are parties to the Sale and Servicing Agreement dated as of [ ], [ ] (as amended or supplemented, the "Sale and Servicing Agreement");

            WHEREAS the Depositor, and the Eligible Lender Trustee are parties to the Amended and Restated Trust Agreement dated as of [ ], [ ] (as amended or supplemented, the "Trust Agreement");

            WHEREAS pursuant to the Sale and Servicing Agreement, the Depositor wishes to convey the Additional Student Loans referred to in Section 2 of this Agreement (the "Additional Student Loans") to the Eligible Lender Trustee on behalf of the Issuer; and

            WHEREAS, the Eligible Lender Trustee and the Issuer are willing to accept such conveyance subject to the terms and conditions hereof.

            NOW, THEREFORE, the parties hereto hereby agree as follows:

            1. Definitions and Usage. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in Appendix A to the Sale and Servicing Agreement, which also contains rules of construction and usage that shall be applicable herein.

            In addition, the following terms have the following meanings:

            "Subsequent Cutoff Date" means, with respect to each Additional Student Loan, the date specified as such on Schedule A hereto.

            "Subsequent Transfer Date" means, with respect to the Additional Student Loans, ______________,__________.

            2. Schedules of Financed Student Loans. Attached hereto as Schedule A are supplements to Schedules B-1-A, B-1-B, B-2-A and/or B-2-B to the Sale and Servicing

                                  Exhibit E-1

Agreement listing the applicable Additional Student Loans to be conveyed on the Subsequent Transfer Date to the Eligible Lender Trustee on behalf of the Issuer pursuant to this Agreement.

            3. Conveyance of Additional Student Loans. In consideration of the Issuer's delivery to or upon the order of the Depositor of $__________ with respect to the Group I Student Loans, and $________ with respect to the Group II Student Loans, the Depositor does hereby sell, transfer, assign, set over and otherwise convey, without recourse (except as expressly provided in the Sale and Servicing Agreement), to the Eligible Lender Trustee on behalf of the Issuer:

            (a) all right, title and interest of the Depositor (and with respect to legal title, the Depositor Eligible Lender Trustee on behalf of the Depositor) in and to each Additional Student Loan, and all moneys received thereon, on and after the related Subsequent Cutoff Date; and

            (b) the proceeds of any and all of the foregoing.

            4. Representations and Warranties of the Depositor. The Depositor hereby represents and warrants to the Issuer as of the date of this Agreement and as of the Subsequent Transfer Date that:

            (a) Organization and Good Standing. The Depositor is duly organized and validly existing as a limited liability company in good standing under the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to acquire and own the Additional Student Loans.

            (b) Power and Authority. The Depositor has the corporate power and authority to execute and deliver this Agreement and to carry out its terms; the Depositor has full corporate power and corporate authority to sell and assign the property to be sold and assigned to and deposited with the Issuer (or with the Eligible Lender Trustee on behalf of the Issuer) and the Depositor has duly authorized such sale and assignment to the Issuer (or to the Eligible Lender Trustee on behalf of the Issuer) by all necessary corporate action; and the execution, delivery and performance of this Agreement have been duly authorized by the Depositor by all necessary corporate action.

            (c) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Depositor enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and similar laws relating to creditors' rights generally and subject to general principles of equity.

            (d) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, limited liability company agreement and the organization documents, or any indenture, agreement or other instrument to which the

                                   Exhibit E-2

      Depositor is a party or by which it shall be bound which breach or default would reasonably be expected to have a material adverse effect on the condition of the Depositor, financial or otherwise, or adversely affect the transactions contemplated by this Agreement or any other Basic Document; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the knowledge of the Depositor, any order, rule or regulation applicable to the Depositor of any court or of any Federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

            (e) No Proceedings. There are no proceedings or to its best knowledge investigations pending against the Depositor or, to its best knowledge, threatened against the Depositor, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties: (i) asserting the invalidity of this Agreement, the Indenture or any of the other Basic Documents or the Notes, (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement, the Indenture or any of the other Basic Documents, (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement, the Indenture, any of the other Basic Documents or the Notes or
      (iv) seeking to affect adversely the Federal or State income tax attributes of the Issuer, the Notes.

            (f) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any court, regulatory body, administrative agency or other government instrumentality required to be obtained, effected or given by the Depositor in connection with the execution and delivery by the Depositor of this Agreement and the performance by the Depositor of the transactions contemplated by this Agreement have been duly obtained, effected or given and are in full force and effect.

            (g) Principal Balance. The aggregate principal balance of the Additional Student Loans listed on Schedule A attached hereto and conveyed to the Eligible Lender Trustee on behalf of the Issuer pursuant to this Agreement as of their respective Subsequent Cutoff Dates is $___________ with respect to Group I Student Loans and $________ with respect to Group II Student Loans.

            5. Conditions Precedent. The obligation of the Issuer to acquire the Additional Student Loans hereunder is subject to the satisfaction, on or prior to the Subsequent Transfer Date, of the following conditions precedent:

            (a) Representations and Warranties. Each of the representations and warranties made by the Depositor in Section 4 of this Agreement and by the Depositor and the Master Servicer in Section 3.01 of the Sale and Servicing Agreement shall be true and correct as of the date of this Agreement and as of the Subsequent Transfer Date.

                                   Exhibit E-3

            (b) Sale and Servicing Agreement Conditions. Each of the conditions set forth in Section 2.02(b) of the Sale and Servicing Agreement shall have been satisfied.

            (c) Delivery of Assignment. The Depositor shall have delivered an Assignment substantially in the form of Annex A hereto.

            (d) Additional Information. The Depositor and the Master Servicer, as applicable, shall have delivered to the Issuer such information as was reasonably requested by the Issuer to satisfy itself as to (i) the accuracy of the representations and warranties set forth in Section 4 of this Agreement and in Section 3.01 of the Sale and Servicing Agreement and
      (ii) the satisfaction of the conditions set forth in this Section 5.

            6. Ratification of Agreement. As supplemented by this Agreement, the Sale and Servicing Agreement is in all respects ratified and confirmed and the Sale and Servicing Agreement as so supplemented by this Agreement shall be read, taken and construed as one and the same instrument.

            7. Counterparts. This Agreement may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute but one and the same instrument.

            8. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            9. Headings. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

                                  Exhibit E-4

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and the year first above written.

                                   KEYCORP STUDENT LOAN TRUST [ ],

                                   by [ ],
                                   not in its individual capacity but solely
                                     as Eligible Lender Trustee,

                                   By:  ______________________________________
                                        Name:
                                        Title:

                                   KEY CONSUMER RECEIVABLES LLC,
                                   as Depositor

                                   By:  ______________________________________
                                        Name:
                                        Title:

                                   KEY BANK USA, NATIONAL ASSOCIATION,
                                   as Master Servicer and Administrator

                                   By:  ______________________________________
                                        Name:
                                        Title:

                                   [ ],
                                   not in its individual capacity, but solely as Eligible Lender Trustee

                                   By:  ______________________________________
                                        Name:
                                        Title:

                                  Exhibit E-5

Acknowledged and accepted as
of the date first above written:

[ ],
not in its individual capacity but
solely as Indenture Trustee,

By: _______________________________
    Name:
    Title:

[ ],
not in its individual capacity but solely as Depositor Eligible Lender Trustee,

By: ________________________________
    Name:
    Title:

                                  Exhibit E-6

                                   SCHEDULE A
                                     TO THE
                      SUBSEQUENT TRANSFER AGREEMENT NO. ___

      [List of Group I Subsequent Student Loans and/or Group I Other Student Loans, and/or Group II Subsequent Student Loans and/or Group II Other Student Loans and their related Subsequent Cutoff Dates]

                                  Schedule A-1

                                     ANNEX A
                      TO THE SUBSEQUENT TRANSFER AGREEMENT

      ASSIGNMENT

            For value received, in accordance with the Sale and Servicing Agreement (the "Sale and Servicing Agreement") dated as of [ ], [ ], among Key Consumer Receivables LLC, as depositor (the "Depositor"), Key Bank USA, National Association, as master servicer (the "Master Servicer") and as administrator (the "Administrator"), KeyCorp Student Loan Trust [ ] (the "Trust"), and [ ], not in its individual capacity but solely as Eligible Lender Trustee (the "Eligible Lender Trustee"), and the Subsequent Transfer Agreement No. dated as of ___, 20___ (the "Subsequent Transfer Agreement") among the Depositor, the Administrator, the Master Servicer, the Trust and the Eligible Lender Trustee, the undersigned (the Depositor, as beneficial owner, and [ ], as eligible lender trustee on behalf of the Depositor) does hereby sell, assign, transfer and otherwise convey unto the Eligible Lender Trustee on behalf of the Trust, , without recourse (subject to the obligations set forth in the Sale and Servicing Agreement), all right, title and interest of the undersigned in and to (i) the Additional Student Loans (as such term is defined in the Subsequent Transfer Agreement) and all moneys received thereon, on and after each applicable Subsequent Cutoff Date (as such term is defined in the Subsequent Transfer Agreement) and (ii) the proceeds of any and all of the foregoing (including but not limited to proceeds derived from the voluntary or involuntary conversion of any of the Additional Student Loans into cash or other liquidated property, such as proceeds from the applicable Guarantee Agreement (as such term is defined in the Subsequent Transfer Agreement)). The foregoing sale does not constitute and is not intended to result in any assumption by the Eligible Lender Trustee or the Trust of any obligation of the Depositor to the borrowers of such Additional Student Loans or any other person in connection with the Additional Student Loans or any agreement or instrument relating to any of them.

            In addition, the undersigned, by execution of this instrument, hereby endorses the promissory notes evidencing each Additional Student Loan described in Schedule A to the Subsequent Transfer Agreement in favor of the Eligible Lender Trustee on behalf of the Trust, without recourse (subject to the obligations set forth in the Sale and Servicing Agreement) against the undersigned. This endorsement may be effected by attaching a facsimile hereof to each or any of such promissory notes.

            This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Sale and Servicing Agreement and the Subsequent Transfer Agreement and is to be governed by the Sale and Servicing Agreement and the Subsequent Transfer Agreement.

            Capitalized terms used but not defined herein shall have the meaning assigned to them in the Subsequent Transfer Agreement.

                                    Annex A-1

            IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of ___, 20___.

                                    KEY CONSUMER RECEIVABLES LLC,
                                    as Depositor

                                    By:  ______________________________________
                                         Name:
                                         Title:

                                    [ ],
                                     as Eligible Lender Trustee

                                    By:  ______________________________________
                                         Name:
                                         Title:

                                    Annex A-2